Exhibit 10.21

Subcontract No.	7834S1	Prime Contract No.	HHSO100201200002C
Start Date	2/1/2012	End Date	1/31/2017
Contract Value	$39,779,362	Funded Amount	See Part VIII table
Subcontract Type	Cost Plus Fixed Fee (CPFF) Subcontract
Title	Development of TP-434 for Treatment of Select Bacterial Infections

*	End date is dependent upon authorized funding and exercise of options for the prime contract by the Government

THIS SUBCONTRACT is by and between:

CUBRC, Inc.	Administrative Point of Contact:
PO Box 400	Susan R. Schock
4455 Genesee Street	Phone: 716.204.5137
Buffalo, NY 14225	Fax: 716.204.5450
Mobile: 716.510.2139
(hereinafter called the “CUBRC”)	E-mail: Susan.schock@cubrc.org

and

Tetraphase Pharmaceuticals, Inc.	Administrative Point of Contact:
480 Arsenal Street	David C. Lubner
Watertown, MA 02472	Phone: 617.715.3551
Fax: 617.735.4802
Mobile: 508.735.4802
(hereinafter called the “Tetraphase”)	Email: dlubner@tphase.com

WITNESSETH

WHEREAS, both parties acknowledge that this work is funded under Prime Contract No. HHSO100201200002C by the Biomedical Advanced Research and Development Authority (BARDA), Department of Health and Human Services (HHS) and CUBRC, Inc. shall be the Prime Contractor while Tetraphase Pharmaceuticals, Inc. shall be a subcontractor to CUBRC. CUBRC desires to have Tetraphase perform certain services and Tetraphase desires to undertake the performance of said services as a subcontractor to CUBRC. NOW, THEREFORE, the parties hereby covenant and agree pursuant to the Schedule, General Provisions, and Exhibits hereinafter incorporated as follows:

SCHEDULE

PART I	COSTING AND STATEMENT OF WORK

Tetraphase, as an independent contractor, and not as an agent of the Government nor of CUBRC, shall furnish all necessary labor, facilities and equipment and shall undertake reasonable efforts in carrying out the specific objectives set out in the Statement of Work. Tetraphase agrees to complete the Statement of Work, herein incorporated as Exhibit A-1 in accordance with the cost proposal dated 12/6/11 which is incorporated by reference to this subcontract.

PART II	DELIVERABLES

Tetraphase shall undertake reasonable efforts to provide to CUBRC the deliverables as described in the Statement of Work, as well as the administrative and/or closeout deliverables itemized below. Tetraphase hereby grants to CUBRC, concurrent with the duration of Tetraphase’s performance of this Subcontract, a non-exclusive, revocable, right to use TP-434 and related data provided by Tetraphase hereunder, solely for purposes of performing obligations of CUBRC, or CUBRC subcontractors and/or consultants approved in advance by Tetraphase, under Prime Contract HHSO100201200002 and for no other purposes whatsoever, except as may be authorized in writing by Tetraphase. CUBRC shall include Tetraphase on the distribution of ALL transmissions of ALL Deliverables (without exception) to BARDA in connection with this Subcontract AND the Prime Contract.

Contract Deliverables

Unless otherwise stated, each deliverable in the table below shall be provided as one (1) electronic copy to contracts@cubrc.org, the Contract BARDA Liaison, and the Contract Assistant Program Manager. It is understood that all deliverables provided are subject to distribution to BARDA. CUBRC shall, without exception, simultaneously copy Tetraphase on ALL transmissions of ALL Deliverables to BARDA in connection with this Subcontract and Prime Contract. Scheduling of items designated with an asterisk (*) below are subject to BARDA’s and CUBRC’s participation and cooperation.

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates
01	Kickoff Meeting*	Tetraphase shall plan for and participate in a Kickoff meeting after contract award

•   Within [**] of contract award.

•   Cooperatively (w CUBRC) develop itinerary and agenda at least [**] business days in advance.

•   Cooperatively (w CUBRC) develop meeting minutes within [**] business days after the meeting.

02	Quarterly Meetings*	Tetraphase shall participate in recurring face-to-face Program Review Meetings approximately every third month either in Washington D.C. or at	• Cooperatively (w CUBRC) develop agenda at least [**] business days in advance of site visit

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates
		work sites of Tetraphase or subcontractors. The meetings will be used to discuss contract progress in relation to the Program Management deliverables described below as well as study designs, technical, regulatory, and ethical aspects of the program.	• Cooperatively (w CUBRC) develop meeting minutes within [**] business days after the meeting.

03	[**] Teleconference*	Tetraphase shall participate in teleconferences every [**] with CUBRC and BARDA to discuss the performance of the contract.	• Cooperatively (w CUBRC) develop agenda no later than [**] business days in advance of meeting • Cooperatively (w CUBRC) develop meeting minutes within [**] business days of the meeting.

04	Monthly & Annual Technical Progress Reports/Annual Meeting*

The Monthly and Annual Technical Progress report shall address each of the below items and be cross-referenced to the Work Breakdown Structure (WBS), Statement of Work (SOW), Integrated Master Schedule (IMS), and Performance Measurement Baseline Review report (PMBR), Earned Value Management (EVM), and Contract Performance Report (CPR).

1. An Executive Summary highlighting the progress, issues and relevant to manufacturing, clinical and regulatory activities. The Executive Summary should highlight only critical issues for that reporting period and resolution approach; limited to 2 pages.

2. Progress in meeting contract milestones related to manufacturing, regulatory and clinical activities– broken out by subtasks within each milestone, overall project assessment, problems encountered and recommended solutions. The reports shall detail the planned and actual progress during the period covered, explaining occurrences of any differences between the two and the corrective steps.

3. The reports shall also include a [**]-month rolling forecast of the key planned manufacturing, regulatory and clinical activities, referencing the WBS/IMS.

Monthly Reports:

•   CUBRC will provide Tetraphase a template which includes a draft of all content related to pre-clinical progress for review on the [**]calendar day of every month.

•   CUBRC will provide Tetraphase a template for all CMC and Clinical Technical Progress Reports

•   Tetraphase shall submit its inputs and any edits to the Monthly Reports [**] business days after receipt from CUBRC.

Annual Reports:

•   CUBRC will provide Tetraphase a template which includes a draft of all content related to pre-clinical progress on the [**]calendar day of the final month of each contract year for the previous twelve calendar months.

•   Tetraphase shall submit its inputs to the Annual Reports [**] business days before the 30th calendar day of the final month of each contract year for the previous twelve calendar months. Monthly progress reports are not required for the periods when the Annual Report(s) and Final Report are due.

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates

4. A tracking log of progress on regulatory submissions with the FDA number, description of submission, date of submission, status of submission and next steps.

5. Provide updated EVM CPR

6. Estimated and Actual Expenses.

a. This report shall also contain a narrative or table detailing whether there is a significant discrepancy (>[**]) at this time between the % of work completed and the cumulative costs incurred to date. Monthly and actual expenses should be broken down to the appropriate WBS level. This section of the report should also contain estimates for the Subcontractors’ expenses from the previous month if the Subcontractor did not submit a bill in the previous month. If the subcontractor(s) was not working or did not incur any costs in the previous month, then a statement to this effect should be included in this report for those respective subcontractors.

•   Cooperatively (w CUBRC) develop a draft report including .ppt slides [**] business days prior to the annual meeting.

•   Cooperatively (w CUBRC) develop meeting minutes within [**] business days of meeting

•   Cooperatively (w CUBRC) develop FINAL annual report within [**] business days after the conclusion of the annual meeting.

•   BARDA, CUBRC and Tetraphase shall participate in an in-process review.

05	Integrated Master Plan (IMP)	Cooperatively (w CUBRC) develop an IMP including WBS, and critical path milestones. Tetraphase will provide CUBRC with its Earned Value Management Plan.

•   Cooperatively (w CUBRC) develop the IMP within [**] days of contract award and cooperatively update periodically as required.

•   Cooperatively (w CUBRC) develop responses to all concerns raised by BARDA

06	Earned Value Management (EVM) / Contract Performance Report (CPR)

Tetraphase will provide a monthly CPR at an agreed upon reporting level using WBS and Variance Analysis report formats agreed upon by BARDA.

The supplemental monthly CAP report shall contain, at the work package level, time phased budget (budgeted cost of work scheduled), earned value (budgeted cost of work performed), and actual costs of work performed as captured in Tetraphase’s EVM systems. Tetraphase shall provide a rationale in the package of its use of % complete as EVMS methodology or identity if any other EVMS methodology is being used.

•   Tetraphase shall provide EVM/CPR as part of the Monthly Progress Report

•   Tetraphase shall provide top level or key changes in baseline cost as a result of anticipated cost savings or risks

•   BARDA may request, on a monthly or ad hoc basis that the CUBRC and Tetraphase provide raw data at a reporting level or lower level as BARDA deems necessary.

•   Cooperatively (w CUBRC), Tetraphase must address, in writing, all concerns raised by BARDA.

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates
07	Performance Measurement Baseline Review (PMBR)

PMBR Report shall address each of the items listed below and be cross-referenced to the IMP, WBS, SOW, and Risk Management Plan.

1. Provide baseline proposal

2. Responsibility Assignment Matrix

3. A description of the work scope through control account Work Authorization Documents and/or WBS Dictionary down to the control account level

4. Template for work packages

5. IMS with the inclusion of agreed major milestones and control account plans for all control accounts

6. Baseline revision documentation and program log(s) risk management plan

•   Due within [**] days of contract award

•   Cooperatively (w CUBRC), provide baseline proposal .ppt briefing [**] business days prior to meeting

•   Cooperatively (w CUBRC) provide agenda to COR [**] business days in advance of meeting

•   COR approves (with CO concurrence) and distributes agenda no later than [**] business days in advance of meeting

•   COR approves (with CO concurrence) all meeting material no later than [**] business days in advance of meeting

•   Cooperatively (w CUBRC) provide minutes within [**] business days of the meeting

•   COR reviews and approves (with CO concurrence) minutes

•   BARDA will review documentation and provide written comments and questions to Contractor

•   Cooperatively (w CUBRC) address BARDA’s comments and resubmit PMBR report for BARDA approval within [**] business days.

08	Risk Management Plan	Tetraphase shall provide a Risk Management Plan that outlines the impacts of each risk in relation to the cost, schedule, and performance objectives for preclinical, manufacturing, regulatory and clinical activities. The plan shall include risk mitigation strategies. Each risk mitigation strategy will capture how the corrective action will reduce impacts on cost, schedule and performance.

•   Due within [**] days of contract award

•   Provide updated Risk Management Plan in Monthly Progress Report

•   Tetraphase must address, in writing, all concerns raised by BARDA within [**] business days of receipt of BARDA’s concerns.

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates
09	Deviation Notification and Mitigation Strategy	Process for changing IMS activities associated with cost and schedule as baselined at the PMBR. Tetraphase shall notify CUBRC of significant changes to the IMS defined as increases in cost above [**]% or schedule slippage of more than [**] days, which would require a PoP extension. Tetraphase shall provide a high level management strategy for risk mitigation.	• Due as needed

10	Go/No-Go In-Process Review (IPR) Presentation	Tetraphase shall provide a presentation detailing technical progress made towards completion of Go/No-Go decision gate milestones related to manufacturing, regulatory or clinical activities following a prescribed template provided by BARDA prior to the In-Process Review.

•   Cooperatively (w CUBRC) develop presentation in .ppt format [**] business days prior to the In-Process Review

•   Cooperatively (w CUBRC) develop written justification of progress towards satisfying Go/No-Go criteria

11	Incident Report	Tetraphase shall communicate and document all critical programmatic concerns, risks, or potential risks with CUBRC.

•   Due within [**] hours of activity or incident or within [**] hours for a security activity or incident

•   Email or telephone with written follow-up

•   Additional updates due to CUBRC within [**] hours of additional developments

•   Cooperatively (w CUBRC) develop within [**] business days after delivery of an Incident Report, a Corrective Action Plan (if deemed necessary by either party) to address any potential issues.

•   If corrective action is deemed necessary, cooperatively (w CUBRC) develop written summary of its consideration of concerns raised by BARDA within [**] business days of delivery of Incident Report.

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates
12	Draft and Final Technical Progress Report

A draft Final Technical Progress Report containing a summation of the work performed and the results obtained for the entire contract PoP. The draft report shall be duly marked as ‘Draft’.

The Final Technical Progress Report incorporating feedback received from BARDA and containing a summation of the work performed and the results obtained for the entire contract PoP. The final report shall document the results of the entire contract. This report shall be in sufficient detail to fully describe the progress achieved under all milestones. The final report shall be duly marked as ‘Final’.

•   Cooperatively (w CUBRC) develop a draft Technical Progress Report [**] calendar days before the end of the PoP and the Final Technical Progress Report at least [**] business days before completion date of the PoP.

•   Subcontractor prepared reports shall be submitted to CUBRC for subsequent review and comment by BARDA no later than [**] business days after receipt by Tetraphase

•   Cooperatively (w CUBRC) develop, with the Final Technical Progress Report, a summary (not to exceed 200 words) of salient results achieved during the performance of the contract.

13	Draft and Final Reports for Clinical and Non-Clinical Studies

Tetraphase shall provide Draft and Final Clinical Study Reports to CUBRC.

CUBRC shall ensure Tetraphase receives Draft and Final Reports for ALL Non-clinical studies and shall provide a copy of the Final Report BEFORE transmission to BARDA.

•   Draft report due at least [**] business days prior to submission to FDA.

•   Subcontractor-prepared Final reports received by Tetraphase shall be submitted to CUBRC no later than [**] business days after receipt.

•   The Government shall provide written comments to the Draft Final Report for Clinical and Non-Clinical Studies within [**] business days after the submission.

•   Final report due [**] calendar days after receiving comments on the Draft Final Report for Clinical and Non-Clinical Studies. If corrective action is recommended, Tetraphase may choose to address, in writing, concerns raised by BARDA.

•   Tetraphase shall provide CUBRC a response to BARDA’s recommendations prior to FDA submission.

•   Final FDA submissions shall be provided to CUBRC concurrently with submission to the FDA.

14	Standard Operating Procedures	Tetraphase shall make internal and subcontractor Standard Operating Procedures (SOPs) available for review electronically.	Upon request from CUBRC as required by BARDA.

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates
15	Manufacturing Campaign Reports

Tetraphase shall provide Manufacturing Campaign Reports to CUBRC in connection with this Subcontract agreement prior to submission to FDA.

BARDA reserves the right to request within the PoP a non-proprietary Manufacturing Campaign Report for distribution within the USG.

•   Tetraphase will submit C of A, C of C, and stability data at least [**] business days prior to FDA submission.

•   If corrective action is recommended, Tetraphase may address, in writing, concerns raised by BARDA.

•   Tetraphase provide CUBRC a response to BARDA’s concerns and/or recommendations prior to FDA submission.

•   Final FDA submission shall be provided to CUBRC concurrently with submission to the FDA.

16	FDA Correspondence	Tetraphase shall memorialize any correspondence between Tetraphase and FDA relating to studies covered by this Subcontract Agreement and provide a copy to CUBRC. All documents shall be duly marked as either “Draft” or “Final”.	• Tetraphase shall provide written summary of any FDA correspondence within [**] business days of correspondence.

17	FDA Meetings	Tetraphase shall forward the dates and times of any meeting scheduled with the FDA relating to studies covered by this Subcontract agreement to CUBRC and make a request to FDA for appropriate CUBRC and BARDA staff to attend the FDA meetings. Subject to FDA permission/approval, CUBRC staff shall include up to a maximum of two people; BARDA staff shall include up to a maximum of four people (COR, CO and up to 2 subject matter experts).

•   Tetraphase shall notify CUBRC and BARDA concurrently of upcoming FDA meeting within [**] hours of scheduling Type A, B or C meetings OR within [**] hours of meeting occurrence for ad hoc meetings.

•   Tetraphase shall forward initial Tetraphase and FDA-issued draft minutes and final minutes of any meeting with the FDA to CUBRC within [**] business days of receipt. All documents shall be duly marked as either “Draft” or “Final”.

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates
18	FDA Submissions	Tetraphase shall provide CUBRC all draft documents before submission to the FDA to allow BARDA the opportunity to review and comment upon. Tetraphase shall provide an electronic copy of the final FDA submission to CUBRC. All documents shall be duly marked as either “Draft” or “Final”.

•   Tetraphase shall submit draft FDA submissions to CUBRC at least [**] business days prior to FDA submission

•   BARDA will provide feedback within [**] business days of receipt by them and CUBRC shall immediately (without delay), forward BARDA’s feedback to Tetraphase.

•   If corrective action is recommended, Tetraphase may address, in writing, its consideration of all concerns raised by BARDA

•   Tetraphase provide CUBRC a response to BARDA’s concerns and/or recommendations prior to FDA submission

•   Final FDA submissions shall be provided to CUBRC concurrently with submission to CDER.

19	FDA Audits	In the event of an FDA inspection which occurs as a result of this contract and for the product, or for any other FDA inspection that has the reasonable potential to impact the performance of this contract, Tetraphase shall provide CUBRC with an exact copy (non-redacted) of the FDA Form 483 and the Establishment Inspection Report (EIR). Tetraphase shall provide CUBRC with copies of the plan for addressing areas of non-conformance to FDA regulations for GLP, GMP, or GCP guidelines as identified in the audit report, status updates during the plans execution and a copy of all final responses to the FDA. Tetraphase shall also provide redacted copies of any FDA audits received from subcontractors that occur as a result of this contract or for this product. Tetraphase shall make arrangements for BARDA representative(s) to be present during the final debrief by the regulatory inspector.

•   Tetraphase shall notify CUBRC and BARDA within [**] business days of a scheduled FDA audit or within [**] hours of an ad hoc site visit/audit if the FDA does not provide advance notice.

•   Tetraphase shall provide copies of any FDA audit report received from subcontractors that occur as a result of this contract or for this product within [**] business days of receiving correspondence from the FDA or third party.

•   Within [**] business days of audit report, Tetraphase shall provide CUBRC with a plan for addressing areas of nonconformance, if any are identified.

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates
20	QA Audit Reports	BARDA reserves the right to participate in QA audits in connection with this Subcontract Agreement. Upon completion of the audit/site visit, Tetraphase shall provide CUBRC with a report capturing the findings, results and next steps in proceeding with the subcontractor. If action is requested of the subcontractor, detailed concerns for addressing areas of non-conformance to FDA regulations for GLP, GMP, or GCP guidelines, as identified in the audit report, must be provided to CUBRC. Tetraphase shall provide responses from the subcontractors to address these concerns and plans for corrective action execution.

•   Tetraphase shall notify CUBRC and BARDA of upcoming, ongoing, or recent audits/site visits of subcontractors as part of weekly communications

•   Tetraphase shall notify CUBRC and BARDA within [**] business days of report completion.

21	BARDA Audit	Tetraphase shall accommodate periodic or ad hoc site visits by BARDA. If BARDA, Tetraphase, or other parties identifies any issues during an audit, Tetraphase shall respond to the audit issues outlined in the audit report, identify potential solutions, and provide a copy of the report to CUBRC.

•   If issues are identified during the audit, Tetraphase shall submit a report to CUBRC detailing the finding and corrective action(s) within [**] business days of the audit.

•   Once corrective action is completed, Tetraphase will provide a final report to CUBRC.

22	Technical Documents

Upon request, Tetraphase shall provide CUBRC with deliverables from the following contract funded activities: process Development Reports, Assay Qualification Plan/Report, Assay Validation Plan/Report, Assay Technology Transfer Report, Batch Records, SOPs, Master Production Records, Certificate of Analysis, Clinical Studies Data or Reports.

BARDA reserves the right to request within the PoP a non-proprietary technical document for distribution within the USG.

•   Tetraphase shall provide technical document within [**] business days of request. Tetraphase can request additional time on an as needed basis.

•   If corrective action is recommended, Tetraphase may address, in writing, concerns raised by BARDA

23	Animal Model or Other Technology Transfer Package	CUBRC to provide template of required data to Tetraphase. Tetraphase will provide Animal Model or Other Technology Transfer Package relevant data, as necessary, but subject to the limitations/restrictions of use and distribution as noted in the Data Rights Assertion (Exhibits A and B of Attachment 11, of the Prime Contract)	• Tetraphase shall provide package within [**] business days of request.

24	Raw Data or Data Analysis	Tetraphase shall provide raw data or data analysis in connection with studies covered by this Subcontract Agreement to CUBRC when requested by BARDA.	• Tetraphase shall provide data or data analysis within [**] business days of request.

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates
25	IRB, IEC, and human subject protocols at US sites.

Tetraphase will notify CUBRC if any of the following change

•   All amendments or changes to the protocol, identified by protocol version number, date, or both and dates it is valid.

•   All changes in informed consent documents, identified by version number, dates, or both and dates it is valid.

•   Termination or temporary suspension of patient accrual.

•   Termination or temporary suspension of the protocol.

•   Any change in IRB approval.

In addition, Tetraphase will ensure the following are in place and submit to CUBRC.

•   IRB- or IEC-approved clinical research protocol identified by version number, date, or both, including details of study design, proposed interventions, patient eligibility, and exclusion criteria.

•   Documentation of IRB or IEC approval, including OHRP federal wide number, IRB or IEC registration number, and IRB and IEC name.

•   IRB- or IEC- approved informed consent document, identified by version number, date, or both and dates it is valid.

•   Plans for the management side effects.

•   Procedures for assessing and reporting adverse events.

•   Plans for data and safety monitoring (see B above) and monitoring of the clinical study site, pharmacy, and laboratory.

•   Documentation that the Contractor and all study staff responsible for the design or conduct of the research have received training in the protection of human subjects.

Tetraphase must designate an official(s) to solicit and review financial disclosure statements from each investigator participating in research funded under this subcontract. Based on established guidelines consistent with the regulations, the designated official(s) must determine whether a conflict of interest exists, and if so, determine what actions should be taken to manage, reduce, or eliminate such conflict.

•   Tetraphase will do so within [**] business days by email or fax, followed by a letter signed by the institutional business official, detailing notification of the change of status to the local IRB and a copy of any responses from the IRB or IEC

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates

26	Clinical Study(ies)	Tetraphase must submit drafts of written summaries of all reviews conducted by the monitoring group to CUBRC consistent with the clinical terms of the award. Final summaries will be provided when available. CUBRC will provide to BARDA.	• Tetraphase will provide within [**] days of reviews or meetings.

27	Clinical Study(ies)	Tetraphase will coordinate regular teleconferences and meetings with their subcontractors supporting clinical work and will include CUBRC in all such dialogues as necessary and appropriate.

•   Tetraphase will provide invitations to the Contract BARDA Liaison, and the Contract Assistant Program Manager at the same time as other participants.

•   Tetraphase will provide meeting minutes of record to CUBRC within [**] business days of any teleconference or physical meeting.

28	Invention/Patent Reports	Invention/Patent Reports	As required by FAR 52.227-11 and upon completion

29	Government Property Reports	Government Property Reports as per Part XI below to Pasternak@cubrc.org	Government Property Reports as per Part XI below

30	Invoice	Monthly Invoice per Part IX below to invoice@cubrc.org	Monthly Invoice will be due the [**]calendar day of the month. If that corresponds with a holiday or weekend, the invoice will be due on the latest business day that precedes the [**].

31	Closeout Documentation	Upon completion per Article XXII and submitted to contracts@cubrc.org	Upon completion per Article XXII and submitted to contracts@cubrc.org

Patent reports include invention disclosure reports, confirmatory license and Government support certification as applicable, as well as annual utilization reports and a final invention/patent report on the expiration date of this subcontract. If no invention is disclosed or no activity has occurred on a previously disclosed invention, a negative report shall still be submitted.

CUBRC shall provide Tetraphase with the opportunity to review and comment on the draft deliverables for each item identified in the above table prepared by CUBRC for submission to the Customer. CUBRC shall provide Tetraphase with maximum time but in no event anything less than [**] business days to review and provide comments, subject to submission deadlines. CUBRC shall reflect comments provided by Tetraphase in such documents particularly with respect to all technical matters relating to TP-434, before submission to the Customer.

All reports and documentation required by FAR Clause 52.227-11, Patent Rights-Ownership by the Contractor including, but not limited to, the invention disclosure report, the confirmatory license, and the Government support certification, shall be directed to the Extramural Inventions and Technology Resources, OPERA, OER, 6705 Rockledge Drive, Room 2207, MSC 7987, Bethesda, Maryland 20892-7987 (Telephone: 301-435-1986). In addition, one copy of an annual utilization report and a copy of the final invention statement, shall be submitted to the Contracting Officer. The final invention statement (see FAR 27.303(b)(2)(ii)) shall be submitted to the Contracting Officer on the expiration date of this subcontract. See also FAR clause 52.227-11, Patent Rights - Ownership by the Contractor. If no invention is disclosed or no activity has occurred on a previously disclosed invention during the applicable reporting period, a negative report shall be submitted to the Contracting Officer at the address listed above. Tetraphase shall notify CUBRC of all patent related submissions made under this agreement.

PART III	PACKAGING, MARKING AND SHIPPING

All deliverables required under this Subcontract shall be packaged, marked and shipping in accordance with Government specifications. At a minimum, all deliverables shall be marked with the Subcontract Number, the Prime Contract Number and Tetraphase’s name. Tetraphase shall guarantee that all required materials shall be delivered in immediate usable and acceptable conditions.

PART IV	INSPECTION AND ACCEPTANCE

The CUBRC Program Manager or the Deputy Program Manager will perform initial inspection and acceptance of materials and services to be provided under this Subcontract. Final inspection and acceptance shall occur upon inspection and acceptance by the designated Government official.

PART V	SUBCONTRACT TYPE

This is a Cost-Plus-Fixed-Fee (CPFF) type Subcontract under Prime Contract HHSO100201200002C.

PART VI	PERIOD OF PERFORMANCE

The services for this effort to be performed by Tetraphase shall commence on February 1, 2012 and shall be completed January 31, 2017. It is anticipated that the entire program will proceed for a maximum of five years from the date of award of the Prime Contract, dependent upon the exercise of the options. Currently, only CLIN 0001, the base period, has been authorized by the Government.

PART VII	SUBCONTRACT VALUE

The total Subcontract Value shall be a Not-to-exceed amount of $39,779,362 for services identified in the table below. The total Not-to-exceed amount is dependent upon the exercise of all options. As applicable, unless the Government exercises options, this subcontract will consist only of the current authorized funding. The table below identifies the not-to-exceed funding by CLIN. Each CLIN will be funded as separate, independent work efforts and funds may not be intermingled or substituted among the CLINS.

CLIN	Estimated Period of Performance	Supplies/Services	Total Estimated Cost	Fixed Fee	Total Estimated Cost Plus Fixed Fee
0001	[**]	[**]	[**]	[**]	[**]
0002	[**]	[**]	[**]	[**]	[**]
0003	[**]	[**]	[**]	[**]	[**]
0004	[**]	[**]	[**]	[**]	[**]
0005	[**]	[**]	[**]	[**]	[**]
0006	[**]	[**]	[**]	[**]	[**]
0007	[**]	[**]	[**]	[**]	[**]
0008	[**]	[**]	[**]	[**]	[**]
Total	23 January 2012 – 31 January 2017		[**]	[**]	$39,779,362.00

PART VIII	AUTHORIZED FUNDING

The Total Authorized Funding shall not exceed the amounts shown in the following table for this CPFF Subcontract. This Subcontract will be incrementally funded. Any contract modifications shall specify the authorized funding and associated work effort.

WBS as Proposed	Description	Program Total ($)	Current Action ($Cost)	Current Action ($Fee)	Authorized Funding ($)
1.1.1.1	[**]	[**]	[**]	[**]	[**]
1.1.1.2	[**]	[**]	[**]	[**]	[**]
1.1.1.4	[**]	[**]	[**]	[**]	[**]
1.1.2.1.1	[**]	[**]	[**]	[**]	[**]
1.1.2.1.2	[**]	[**]	[**]	[**]	[**]
1.1.2.1.3	[**]	[**]	[**]	[**]	[**]
1.1.2.1.4	[**]	[**]	[**]	[**]	[**]
1.1.2.1.5	[**]	[**]	[**]	[**]	[**]
1.1.2.1.6	[**]	[**]	[**]	[**]	[**]
1.1.2.1.7	[**]	[**]	[**]	[**]	[**]
1.1.2.1.8	[**]	[**]	[**]	[**]	[**]
1.1.2.1.9	[**]	[**]	[**]	[**]	[**]
1.1.2.1.10	[**]	[**]	[**]	[**]	[**]
1.1.2.1.11	[**]	[**]	[**]	[**]	[**]
1.1.2.1.12	[**]	[**]	[**]	[**]	[**]
1.1.2.1.14	[**]	[**]	[**]	[**]	[**]
1.1.2.1.15	[**]	[**]	[**]	[**]	[**]
1.1.2.1.16	[**]	[**]	[**]	[**]	[**]
1.1.2.1.17	[**]	[**]	[**]	[**]	[**]
1.1.2.2.1	[**]	[**]	[**]	[**]	[**]
1.1.2.2.2	[**]	[**]	[**]	[**]	[**]
1.1.2.2.3	[**]	[**]	[**]	[**]	[**]

WBS as Proposed	Description	Program Total ($)	Current Action ($Cost)	Current Action ($Fee)	Authorized Funding ($)
1.1.2.2.4	[**]	[**]	[**]	[**]	[**]
1.1.3.1.1	[**]	[**]	[**]	[**]	[**]
1.1.3.1.2	[**]	[**]	[**]	[**]	[**]
1.1.3.2.1	[**]	[**]	[**]	[**]	[**]
1.1.3.2.2	[**]	[**]	[**]	[**]	[**]
1.1.3.2.3	[**]	[**]	[**]	[**]	[**]
1.1.4.1.1	[**]	[**]	[**]	[**]	[**]
1.1.4.1.2	[**]	[**]	[**]	[**]	[**]
1.1.4.1.3	[**]	[**]	[**]	[**]	[**]
1.1.5.1.1	[**]	[**]	[**]	[**]	[**]
1.1.5.2.1	[**]	[**]	[**]	[**]	[**]
1.1.5.2.2	[**]	[**]	[**]	[**]	[**]
1.1.5.2.3	[**]	[**]	[**]	[**]	[**]
1.1.5.2.4	[**]	[**]	[**]	[**]	[**]
1.1.5.2.5	[**]	[**]	[**]	[**]	[**]
1.1.6.1.1	[**]	[**]
1.1.6.1.2	[**]	[**]
1.1.6.1.3	[**]	[**]	[**]	[**]	[**]
1.1.6.2.1	[**]	[**]
1.1.6.3.1	[**]	[**]
Total		[**]	[**]	[**]	[**]

Notwithstanding any other provision of this Subcontract, Tetraphase shall not proceed with the performance of any work after the total sum allotted by this paragraph, Authorized Funding, has been expended, unless and until Tetraphase shall have been notified, in writing, by CUBRC that said sum has been increased. If CUBRC shall notify Tetraphase that said sum shall not be increased, the Subcontract shall be considered completed. CUBRC’s liability for the funding contemplated hereby is expressly limited to the sum stated in this provision, as increased hereunder. Nothing in excess of the amount stated in this provision, as increased hereunder, shall be expended until written notification is furnished by CUBRC.

PART IX	INVOICES AND PAYMENT

Tetraphase shall submit monthly invoices for this effort by the [**] of the following month. Invoices shall be submitted to either invoice@cubrc.org or to:

ATTN: Accounts Payable

CUBRC, Inc.

PO Box 400

Buffalo, NY 14225

All invoices must be signed by an authorized Tetraphase representative. By submission of an invoice, Tetraphase certifies that all costs invoiced are allowable in accordance with FAR 52.216-7 and FAR Part 31, Cost Principles and the requirements of this Subcontract, are accurate and represent actual costs incurred for the period.

Tetraphase agrees to provide a detailed breakdown on invoices of the following cost categories:

a.	Direct Labor - List individuals by name, title/position, hourly/annual rate, level of effort (actual hours or % of effort), breakdown by task performed by personnel, and amount claimed.

b.	Fringe Benefits - Cite rate and amount

c.	Overhead - Cite rate and amount

d.	Materials & Supplies - Include detailed breakdown of all purchased materials and supplies

e.	Travel - Identify travelers, dates, destination, purpose of trip, and amount. Cite COA, if appropriate. List separately domestic travel, general scientific meeting travel, and foreign travel.

f.	Consultant Fees - Identify individuals and amounts.

g.	Subcontracts - Attach Subcontractor invoice(s). Cite applicable COA or notification.

h.	Equipment - Cite authorization and amount.

i.	Other Direct Costs - Include detailed breakdown when total amount is greater than $1,000.

j.	G&A - Cite rate and amount.

k.	Total Cost

l.	Fixed Fee

m.	Total CPFF

Monthly invoices must include the cumulative total expenses to date, adjusted (as applicable) to show any amounts suspended by the Government. In order to verify allowability, further breakdown of costs may be requested at the Government’s discretion.

CUBRC shall pay the fixed fee specified in the costing in PART VII to the Subcontractor for performance of this Subcontract for those options that are exercised. Payment of fixed fee is subject to the FAR 52.216-8, Fixed Fee clause in Exhibit B, which sets aside a reserve to protect the Government’s interest. This reserve shall not exceed fifteen percent (15%) or $100,000, whichever is less. Seventy-five percent (75%) of the withheld fee shall be released when the terms of FAR 52.216-8 are satisfied and the Subcontractor has requested such release. Up to ninety percent (90%) may be released when the terms of FAR 52.216-8 are satisfied and the Subcontractor has requested such release.

Completion Invoice: The completion invoice shall be submitted promptly upon completion of the work, but no later than [**] from the Subcontract completion date, or within [**] days after settlement of the final indirect cost rates covering the year in which the Subcontract is physically complete (whichever date is later). Tetraphase shall submit the completion invoice when all costs have been assigned to the Subcontract and it completes all performance provisions.

Final Invoice: A final invoice may be required after the amounts owed have been settled between the Government and the Contractor (e.g., resolution of all suspensions and audit exceptions).

CUBRC shall make payment within [**] days after receipt of an invoice containing all the information and applicable supporting material as required by this Subcontract.

PART X	GOVERNMENT PROPERTY

Tetraphase is responsible and accountable for all Government Property, furnished or acquired, in their possession pursuant to FAR 52.245-1 and HHS Contracting Guide for Contract of Government Property. (See Exhibit F) Government Property shall include all Government Furnished Property, if any, and Contractor Acquired Property. Any loss or destruction of, or damage to, Government Property or Contractor Acquired Property in the possession of Tetraphase must be reported to CUBRC within [**] days of discovery. Tetraphase shall comply with the HHS Publication, “Contractor’s Guide for Control of Government Property” which is incorporated into this subcontract by reference and is available at http://www.hhs.gov/hhsmanuals/ (HHS Logistics Management Manual)

Tetraphase shall set up a property control system to maintain records of all property that is acquired by or furnished to Tetraphase. Tetraphase shall furnish the CUBRC Property Coordinator listed below a complete inventory of all Government Property in its possession using Exhibit D Government Property Report or other reports as deemed appropriate and necessary by the CUBRC Property Coordinator, Mr. Jeffrey Pasternak (Pasternak@cubrc.org) to comply with HHS requirements. Exhibit D must be submitted by [**] annually and within [**] days upon contract completion. The reporting period will be the start date of this subcontract through [**] annually and for the entire period of performance upon completion or termination. Disposition instructions will be provided to Tetraphase in accordance with the Government’s direction.

Any property furnished to or acquired by Tetraphase under this subcontract that is not tested to destruction, completely expended in performance of this subcontract, or incorporated and made part of a deliverable end item shall not be used for any other purposes (private, personal, company-internal, etc.) or contract (Government or private), unless and until Tetraphase receives written permission from CUBRC via a modification or amendment to this subcontract. Tetraphase shall retain all, and not dispose of any, property purchased or acquired under this subcontract that is not tested to destruction, completely expended or incorporated and made part of a deliverable end item until disposition instructions are received from CUBRC.

CUBRC shall furnish Tetraphase the following items of Government Property: None

PART XI	FLOWDOWN CLAUSES

The Clauses specified in Exhibit B are hereby incorporated and made part of this Subcontract. The intent of the parties is for these clauses to govern the respective rights and responsibilities of the parties to this Subcontract so as to enable CUBRC to carry out its contract responsibilities to the Government. Clauses or portions thereof that are not applicable to the type of subcontract, scope of work, and/or dollar value of this Subcontract are self-deleting.

PART XII	REPRESENTATIONS AND CERTIFICATIONS

Tetraphase will maintain its Representations, Certifications and Other Statements of Offeror in ORCA current and up to date. Tetraphase shall immediately notify CUBRC of any change of status regarding any certification or representation.

PART XIII	AMENDMENTS REQUIRED BY PRIME CONTRACT

Tetraphase shall, at the request of CUBRC, negotiate in good faith amendments to this Subcontract to incorporate additional provisions herein or to change provisions hereof, as may be necessary in order to facilitate CUBRC’s compliance with the provisions of the applicable Prime Contract or with the provisions of amendments to such Prime Contract. Any such amendment to this Subcontract shall provide for mutually-agreed increases or decreases in the estimated cost of, or the time required for, performance of any part of the work to be performed under this Subcontract.

PART XIV	OTHER DIRECT COSTS - INCLUDING TRAVEL, SUBCONTRACTS, CONSULTANTS AND MATERIALS

Award of any Firm Fixed Price (FFP) subcontract or FFP consulting agreement in excess of $150,000 or any cost reimbursement subcontract or consulting agreement of any dollar amount shall not proceed without the prior written consent of CUBRC who will obtain a BARDA Contracting Officer Authorization (COA) Letter upon review of the supporting documentation required by FAR Clause 52.244-2, Subcontracts. After receiving written consent of the subcontract/consultant agreement by CUBRC, a copy of the signed, executed subcontract/consulting agreement shall be provided to CUBRC to be forwarded to the CO.

Per Article B.4 of the Prime Contract, the Government Contracting Officer must approve the items listed below, in writing in order for the associated charges to be allowable costs under this Subcontract. All requests shall be submitted to contracts@cubrc.org with appropriate justification, including consultant agreements and draft subcontract agreements, for submission to the Government.

(1)	Acquisition, by purchase or lease, of any interest in real property;

(2)	Special rearrangement or alteration of facilities;

(3)	Purchase or lease of any item of general purpose office furniture or office equipment regardless of dollar value;

(4)	Accountable Government Property (see the Contractor’s Guide for Control for Government Property incorporated by Part X of this subcontract; accountable government property includes permanent research equipment and general purpose equipment having a unit acquisition cost of $1,000 or more, with a life expectancy of more than two years);

(5)	Travel to attend general scientific meetings;

(6)	Foreign travel - Subject to the procedure specified under subparagraph b.2 below;

(7)	Patient care costs;

(8)	Printing costs as defined in the Government Printing and Binding Regulations;

(9)	Light Refreshment and Meal Expenditures - Requests to use contract funds to provide light refreshments and/or meals to either federal or nonfederal employees must be submitted to the Contracting Officer’s Representative (COR), with a copy to the Contracting Officer, at least six (6) weeks in advance of the event and are subject to “HHS Policy on Promoting Efficient Spending: Use of Appropriate Funding for Conferences and Meeting, Food and Promotional Items and Printing and Publications.” The request shall contain the following information: (a) name, date, and location of the event at which the light refreshments and/or meals will be provide; (b) a brief description of the purpose of the event; (c) a cost breakdown of the estimated light refreshments and/or meals costs; (d) the number of nonfederal and federal attendees receiving light refreshments and/or meals; and (e) if the event will be held at a government facility; and

(10)	Travel costs - Total expenditures for travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this subcontract during the base segment shall not exceed $[**] without the prior written approval of CUBRC. An explanation and justification for such travel shall be provided to CUBRC to be forwarded to the Government Contracting Officer for approval. Subject to the authorized dollar amount, Tetraphase shall invoice and be reimbursed for all travel costs in accordance with Federal Acquisition Regulations (FAR) 31.2 - Contracts with Commercial Organizations, Subsection 31.205-46, Travel Costs. Travel, materials and other direct costs shall be reimbursed at cost plus applicable burdens and fee.

GENERAL PROVISIONS

ARTICLE I	CONFIDENTIALITY

It is recognized that in the course of performance of their obligations under this Subcontract, either party (CUBRC or Tetraphase) may disclose to the other certain confidential and/or proprietary information of their own or received from a third party. In the event of such a disclosure, the party receiving the disclosure agrees that such information shall be deemed Proprietary Information of the other party under the Confidentiality Agreement dated as of December 11, 2009 between CUBRC and Tetraphase, as amended, and to maintain such information in confidence in accordance with the terms and conditions thereof. Notwithstanding the foregoing, confidential and /or proprietary information that relates to or arises out of Project IP (as defined below) shall be deemed confidential and/or proprietary information of Tetraphase.

ARTICLE II	DISCLOSURE OF INFORMATION TO THIRD PARTIES

Per Article H.8, Publication and Publicity in the prime contract, no information related to data obtained under this subcontract shall be released or publicized without the prior written consent of the BARDA. Tetraphase shall submit all publications and publicity announcements to CUBRC at contracts@cubrc.org to be forwarded to BARDA for approval.

In addition to the requirements set forth in HHSAR Clause 352.227-70, Publications and Publicity incorporated by reference in SECTION I of this contract, Section 507 of P.L. 104-208 mandates that Contractors and Subcontractor at all levels funded with Federal dollars, in whole or in part, acknowledge Federal funding when issuing statements, press releases, requests for proposals, bid solicitations and other documents. Contractors are required to state (1) the percentage and dollar amounts of the total program or project costs financed with Federal money, and (2) the percentage and dollar amount of the total costs financed by nongovernmental sources.

Furthermore, Tetraphase shall acknowledge the support of the Biomedical Advanced Research and Development Authority whenever publicizing the work under this subcontract in any media by including an acknowledgment substantially as follows:

“This project has been funded in whole or in part with Federal funds from the Biomedical Advanced Research and Development Authority, Office of the Assistant Secretary for Preparedness and Response, Office of the Secretary, Department of Health and Human Services, under Contract No. HHSO100201200002C. “

Additionally, per prime contract Article H.9, Review of Press Releases, Tetraphase agrees to accurately and factually represent the work conducted under the subcontract in all press releases. Misrepresenting subcontract results or releasing information that is injurious to the integrity of BARDA may be construed as improper conduct. Press releases shall be considered to include the public release of information to any medium, excluding peer-reviewed scientific publications. Tetraphase shall ensure that the COR, via CUBRC, has received an advance copy of any press release related to the contract not less than four (4) business days prior to the issuance of the press release.

ARTICLE III	USE OF EITHER PARTY’S NAME

In connection with this Subcontract or any relationships arising out of, by or through this Subcontract or any report, study, or document produced in connection therewith, neither party shall not, without the prior written consent of the other party, use the name of the other party, its members, affiliates, agents or assignees, or any member of its staff of any of the foregoing or any logo, symbol or insignia of the other Party or any of the foregoing, in any form of document, publicity, advertising, or disseminated material.

ARTICLE IV	PROPERTY LIABILITY

CUBRC shall not be liable for loss or destruction of, or damage to, property owned or furnished by Tetraphase in connection with this Subcontract unless such loss, destruction or damage results from willful misconduct or failure to exercise good faith on the part of CUBRC’s officers.

ARTICLE V	NON-SOLICITATION OF EMPLOYEES

It is expressly agreed and understood by the parties that the personnel of the other party, including consultants, who are engaged in pursuit and/or performance of this program shall not be solicited for the purpose of inducing them to join the party’s employ during the course of this Subcontract and any follow-on subcontracts. This clause shall in no way be construed to restrict, limit or encumber the rights of any employee granted by law. This clause does not preclude employees of either party from pursuing employment opportunities with the other party on their own initiative or in response to public advertisements published by either party.

ARTICLE VI	WARRANTY

Tetraphase warrants that it is and shall remain free of any obligation or restriction which would interfere or be inconsistent with or present a conflict of interest concerning the Work to be furnished by Tetraphase under this Subcontract.

Tetraphase warrants that it will perform the services under this Subcontract with the degree of high professional skill and sound practices and judgment which is normally exercised by recognized professional firms with respect to services of a similar nature. All warranties shall apply to CUBRC and its customers.

ARTICLE VII	INTELLECTUAL PROPERTY

All inventions or intellectual property in existence prior to this Subcontract that are used in connection with the activities conducted hereunder shall remain the property of the party introducing the same and records shall be made of such information introduced.

Title and ownership of any intellectual properties, whether or not copyrighted, patented or patentable, or otherwise created solely by Tetraphase shall reside with Tetraphase.

CUBRC hereby assigns and agrees to engage only other subcontractors that agree, subject to the rights of the Government, to assign to Tetraphase all right, title and interest throughout the world in and to all intellectual property that relates in whole or in part to Tetraphase compounds or information or data obtained using those compounds, including inventions (whether or not patentable), which are discovered or reduced to practice by CUBRC and/or CUBRC’s other subcontractors (hereinafter collectively referred to as “Project IP”) in the course of carrying out work pursuant to the Statement of Work under this program. CUBRC will disclose to Tetraphase all Project IP of which it becomes aware. CUBRC will, at the expense and the written request of Tetraphase, use best efforts to execute and cause its other subcontractors to execute all documents as Tetraphase may reasonably request to transfer to and vest in Tetraphase the ownership and registration of all intellectual property rights that may exist in such Project IP. For the sake of clarity, the preceding shall exclude improvements solely relating to the Pre-existing IP of CUBRC or CUBRC’s other subcontractors. Tetraphase will develop and provide suitable language for CUBRC to incorporate into the required subcontracting and other documents.

In performing services under this Subcontract, Tetraphase will use reasonable efforts under the circumstances to avoid knowingly infringing any intellectual property, including without limitation one or more patents of any third party, or misappropriating trade secrets. If either party becomes aware of any potential infringement and/or misappropriation during the term of this Subcontract, such party agrees to promptly notify the other in writing.

Except as specifically provided above, nothing contained in this Subcontract shall be deemed to grant either directly or by implication, estoppel, or otherwise, any license under any existing rights of intellectual property owned by either party, their employees, and/or their agents.

To the extent that any invention has been funded, in whole or in part, by the Federal Government, the assignment of title or the granting of any license above is subject to federal law set forth in 35 U.S.C. §§200 et. seq., as amended, and the regulations promulgated thereunder, as amended, or any successor statutes of regulations (the “Federal Patent Policy”). Any right granted in this Subcontract greater than that permitted under the Federal Patent Policy shall be modified as may be required to conform to the provisions of the Federal Patent Policy.

ARTICLE VIII	INSURANCE

Tetraphase, at no additional cost to CUBRC, shall maintain at a minimum the following types of insurance coverage and limits of liability during performance of this Subcontract:

1) Commercial General Liability (CGL) with limits of insurance of not less than $1,000,000 each Occurrence and $2,000,000 Annual Aggregate. CGL coverage shall be written on ISO Occurrence form CG 00 01 10 93 or a substitute form providing equivalent coverage and shall cover liability arising from premises, operations, independent Subcontractors, products-completed operations, and personal and advertising injury. If the CGL coverage contains a General Aggregate Limit, such General Aggregate shall apply separately to each project.

CUBRC shall be included as Additional Insureds on Tetraphase’s CGL policy using ISO Additional Insured endorsement CG 20 10 11 85, or CG 20 10 10 93 and CG 20 37 10 01, or CG 20 33 10 01 and CG 20 37 10 01, or an endorsement providing equivalent coverage to the Additional Insureds. This insurance for the Additional Insureds shall be as broad as the coverage provided for the named insured Tetraphase. This insurance for the Additional Insureds shall apply as primary and non-contributing insurance before any insurance or self-insurance, including any deductible, maintained by, or provided to, the Additional Insureds.

2) Business Automobile Liability (AL) with limits of insurance of not less than $1,000,000 each accident.

AL coverage must include coverage for liability arising out of all owned, leased, hired and non-owned automobiles.

CUBRC shall be included as Additional Insureds on Tetraphase’s AL policy. The AL coverage for the Additional Insureds shall apply as primary and non-contributing insurance before any insurance maintained by the Additional Insureds.

3) Workers Compensation (WC) & Employers Liability (EL) with limits of insurance of not less than $1,000,000 each accident for bodily injury by accident and $1,000,000 each employee for injury by disease.

4) Commercial Umbrella Liability (UL) with limits of insurance of not less than $5,000,000. UL coverage must include CUBRC as an Additional Insured.

5) As appropriate, Tetraphase shall ensure that its lower-tier subcontractors carry Professional Liability insurance.

Tetraphase waives all rights against CUBRC and its agents, officers, directors and employees for recovery of damages to the extent these damages are covered by CGL, AL, WC & EL or UL insurance maintained per the requirements stated above.

A Certificate of Insurance acceptable to CUBRC shall be submitted to CUBRC upon completion of negotiations of this Agreement. A copy of the General Liability Additional Insured endorsement shall be attached to the Certificate of Insurance.

No insurance policy required above will be cancelled, allowed to expire or reduced in coverage without at least 30 days, or reasonable time, prior written notice to the CUBRC.

ARTICLE IX	INDEMNIFICATION

(a) To the fullest extent permitted by law, Tetraphase shall defend, indemnify and hold harmless CUBRC and its officers, directors, agents and employees (the “CUBRC Indemnitees”) from and against all damages, liabilities, losses and expenses (including but not limited to reasonable attorneys’ fees) (“Losses”) incurred in connection with any third-party claim, action or proceeding (“Claims”) arising out of the performance or lack of performance by Tetraphase of the work under this Subcontract (including any amendments or additions thereto), provided that any such Loss is attributable to bodily injury, sickness, disease or death, or physical injury to tangible property including loss of use of that property, or loss of use of tangible property that is not physically injured, and caused by any:

(i) act or omission of any Tetraphase Indemnitee or any subcontractor engaged by Tetraphase to perform work under this Subcontract; or

(ii)   violation of any statutory duty, regulation, ordinance, rule or obligation by Tetraphase.

Notwithstanding the foregoing, the indemnity in this clause (a) shall not apply to the extent that any such Losses (A) are attributable to the negligence or willful misconduct of any CUBRC Indemnitees, (B) a breach of any representation, warranty or obligation of CUBRC under this Subcontract or (C) are otherwise subject to an obligation by CUBRC to indemnify the Tetraphase Indemnitees under clause (b).

The obligations under this clause (a) shall not limit in any way the amount or type of insurance required to be provided to or for the benefit of CUBRC as described in Article VIII (Insurance).

(b) To the fullest extent permitted by law, CUBRC shall defend, indemnify and hold harmless Tetraphase and its officers, directors, agents and employees (the “Tetraphase Indemnitees”) from and against all Losses incurred in connection with any Claims arising out of the performance or lack of performance by CUBRC of the work under this Subcontract or the Prime Contract (including any amendments or additions thereto), provided that any such Loss is attributable to bodily injury, sickness, disease or death, or physical injury to tangible property including loss of use of that property, or loss of use of tangible property that is not physically injured, and caused in whole or in part by any:

(i) act or omission of any CUBRC Indemnitee or any contractor or subcontractor (other than Tetraphase) engaged by CUBRC to perform work under this Subcontract or the Prime Contract; or

(ii) violation of any statutory duty, regulation, ordinance, rule or obligation by CUBRC.

Notwithstanding the foregoing, the indemnity in this clause (b) shall not apply to the extent that any such Losses (A) are attributable to the negligence or willful misconduct of any Tetraphase Indemnitees, (B) a breach of any representation, warranty or obligation of Tetraphase under this Subcontract or (C) are otherwise subject to an obligation by Tetraphase to indemnify the CUBRC Indemnitees under clause (a).

(c) The obligations under this Article shall not be construed to negate, abridge or reduce any other right or obligation that would otherwise exist as to any person or entity described in this Article.

(d) Any party liable to provide indemnification hereunder shall be entitled, at its option, to control the defense and settlement of any Claim on which it is liable, provided that the indemnifying party shall act reasonably and in good faith with respect to all matters relating to the settlement or disposition of the Claim as the disposition or settlement relates to the indemnified party. The indemnified party shall reasonably cooperate in the investigation, defense and settlement of any Claim for which indemnification is sought hereunder and shall provide prompt notice of any such Claim or reasonably expected Claim to the indemnifying party. An indemnified party shall have the right to retain its own separate legal counsel at its own expense. No settlement or compromise of a Claim subject to the indemnification provision will be binding on either party without prior written consent. Such consent of settlement or compromise will not be unreasonably withheld. Neither party will admit fault on behalf of the other party without the written approval of that party.

To the extent that the CUBRC suffers a price reduction under its Prime Contract as a result of defective cost or pricing data or certifications furnished by Tetraphase in connection with this Subcontract, that were not complete, accurate, and current, Tetraphase shall indemnify CUBRC in the full amount of any such reduction (and for all costs reasonably incurred by the CUBRC in connection therewith) provided that the CUBRC furnished Tetraphase with sufficient notice to enable Tetraphase to defend against any claim for defective cost or pricing data, and further provided that the CUBRC cooperates with Tetraphase in the presentation of such defense to the United States Government (which cooperation and defense shall be at Tetraphase’s costs and expense).

ARTICLE X	TERMINATION

A.	Termination for Convenience:

1. CUBRC may terminate part or all of the Subcontract for its convenience only to the extent that the corresponding parts of the Prime Contract are terminated by the US Government. CUBRC and Tetraphase shall continue all work not terminated. Such termination shall be in accordance with FAR 52.249-6 – Termination (Cost-Reimbursement).

2. Tetraphase may terminate part, or all, of this Subcontract at any time by giving written notice to CUBRC; provided however that such termination shall not be effective until the U.S. Government terminates or cancels corresponding portions of the Prime Contract. CUBRC shall use its best efforts to secure a final termination settlement terminating or canceling the corresponding portions of the Prime Contract on terms agreeable to all three organizations.

3. Neither CUBRC nor Tetraphase shall assign, transfer or convey, in whole or in part, this subcontract without the prior written consent of the other party. Such consent shall not be unreasonably withheld. Notwithstanding the foregoing however, Tetraphase may assign this Subcontract without CUBRC’s consent to an affiliate of Tetraphase or to a third party that acquires, by merger, sale of assets, recapitalization, reorganization or similar transaction, or otherwise, all or substantially all of the business of Tetraphase to which the subject matter of this Subcontract relates.

4. Upon termination, in accordance with CUBRC’s written direction, Tetraphase will immediately: (a) initiate a prompt and orderly cessation of work; (b) prepare and submit to CUBRC an itemization of all completed and partially completed deliverables and services; (c) deliver to CUBRC deliverables satisfactorily completed up to the date of termination at the agreed upon prices in the relevant Statement of Work; and (d) deliver upon request any work in process. CUBRC will compensate Tetraphase for the actual, allowable, and reasonable expenses (to include profit) incurred by Tetraphase for work in process up to and including the earliest date upon which such work in process can be reasonably stopped, provided Tetraphase has used reasonable efforts to mitigate CUBRC’s liability under this clause.

5. In no event shall either party be liable for lost or anticipated profits, unabsorbed indirect costs or overhead, or for any sum in excess of the total subcontract value. Tetraphase’s termination claim shall be submitted within [**] calendar days from the effective date of the termination.

6. CUBRC hereby acknowledges that Tetraphase may terminate the license right of CUBRC to use TP-434 for the purposes specified in this Agreement during the period of performance of the Subcontract. Grounds for termination of CUBRC’s license rights to use TP-434 may include, without limitation, an acquisition of the assets of Tetraphase relating to this Agreement, including TP-434; an acquisition of a controlling ownership interest in the shares of Tetraphase by merger or otherwise; or a grant by Tetraphase to a party other than Tetraphase of an exclusive or partially exclusive license to use TP-434 in one or more fields of use applicable to this Agreement, where such acquirer or licensee declines to assume or otherwise continue CUBRC’s TP-434 license rights to use TP-434 for the purposes specified in this Agreement.

7. Notwithstanding any other provision of this Agreement and in addition to the right specified in paragraph A.2 above, Tetraphase shall notify CUBRC of its intent to terminate part or all of prospective obligations under this Subcontract, which termination shall be effective at the conclusion of the then-current Subcontract period. Tetraphase shall provide reasonable support to CUBRC in the negotiation of a termination for convenience of the Prime Contract between BARDA and CUBRC.

B.	Termination for Default:

1. Tetraphase, by written notice to CUBRC, may terminate this Subcontract if CUBRC materially breaches its obligations to Tetraphase under one or more of the Schedule Part IX (payment) but only if the invoice is not disputed in good faith, General Provisions Article I (Confidentiality), or General Provision Article XX (Communications with CUBRC’s Customer) hereunder. Except for alleged breaches of CUBRC’s obligations under General Provisions Article I, CUBRC shall have [**] calendar days (or such longer period as the Tetraphase may authorize in writing) to cure any such failure(s) after CUBRC’s receipt of notice from the Tetraphase. If the parties cannot resolve their differences so as to avoid such termination, CUBRC may notify the U.S. Government of such action and its impact on the Prime Contract. Nothing in this paragraph shall be deemed to limit any other rights and/or remedies that either party may have under this Subcontract.

2. Tetraphase shall be compensated only for the work actually delivered and accepted. CUBRC and Tetraphase shall agree on the amount of payment for these other deliverables.

3. Tetraphase shall continue all work not terminated.

C.	Termination for Bankruptcy:

In the event of the bankruptcy or insolvency of either party, or of any assignment by either party for the benefit of its creditors, the other party shall have the right to terminate this Subcontract.

ARTICLE XI	RECORDS RETENTION

Tetraphase shall retain records relating to this Subcontract as prescribed in the Federal Acquisition Regulation (FAR) Subpart 4.703 through 4.705-3. Tetraphase shall ensure that appropriate internal controls are in place and properly functioning to satisfy this requirement. CUBRC shall have access to such records, and any other records Tetraphase is required to maintain under this Subcontract, for the purpose of audit during normal business hours, upon reasonable notice for so long as such records are required to be retained. Audit rights shall be available to CUBRC on all performance related reports and other records, except records pertaining to proprietary indirect cost data. Audit of any proprietary indirect cost data may be accomplished through the responsible Defense Contract Audit Agency (DCAA) or other cognizant U.S. Government representative, or a mutually agreeable third party auditor from a nationally recognized firm of certified public accountants.

ARTICLE XII	CHANGES

Subject to Article XIII, this Subcontract and the attached Statement of Work may be amended only by mutual written agreement of the parties’ officials with contractual signature authority. The contractual authority for Tetraphase is the SVP/CFO. The contractual authority for CUBRC is the Director, Contracts & Legal. Either party may designate alternate signatories by giving written notice to the other party. In addition, the Statement of Work to the Prime Contract may not be amended by CUBRC without the prior written consent of Tetraphase. Either Party may, at any time, propose changes to the services, the time of performance or place of performance to be provided under this Subcontract, consistent with the Prime Contract requirements. The Parties shall negotiate amendments in good faith, which shall include adjustments, as appropriate, in the estimated cost of, or time required for performance of this Subcontract. Any changes in direction or delivery of this Subcontract by Tetraphase shall not proceed without Tetraphase having received written consent from CUBRC.

ARTICLE XIII	SUBCONTRACTS

Tetraphase agrees to obtain CUBRC’s written approval before subcontracting under this Subcontract. This limitation shall not apply to the purchase of standard commercial supplies or raw material.

CUBRC shall not engage any subcontractor under the Prime Contract referenced in Part V above without the prior written consent via email of the Tetraphase SVP/CFO or his authorized designee, which shall not be unreasonably withheld, provided, that Tetraphase may reasonably decline to authorize subcontractors that are commercial competitors of Tetraphase or with respect to which Tetraphase reasonably concludes that such engagement would adversely impact Tetraphase’s commercial competitive position.

ARTICLE XIV	WAIVER

Failure to exercise any right under this Subcontract in one or more instances shall not be deemed a waiver of such rights in any other instance.

ARTICLE XV	SEVERABILITY

In the event that any part, term or provision of this Subcontract shall be held to be illegal, void or in conflict with any law of a federal, state, or local government entity having jurisdiction over this Subcontract, the validity of the remaining portions or provisions hereof shall not be affected or rendered invalid thereby; provided, however, the Parties agree to negotiate amendments to this Subcontract in good faith so that to the maximum extent possible the Parties shall each receive the intended benefits and burdens of this Subcontract.

ARTICLE XVI	GOVERNING LAW

This Subcontract shall be construed and interpreted, and the rights of the parties shall be determined, in accordance with the laws of the State of New York except that matters of U.S. federal acquisition regulations and clauses shall be determined in accordance with the federal common law of government contracts. Any judicial proceeding instituted regarding this subcontract shall be commenced only in the state or federal courts of the State of New York.

ARTICLE XVII	DISPUTES

Any claim for the threatened, alleged, or actual breach of this Agreement by either Party (a “Dispute”), which cannot otherwise be resolved after good faith negotiations by the Parties, shall first be referred for resolution to the Parties’ respective executive management in writing. If the Parties’ executive management are unable to resolve the Dispute within [**] calendar days of such referral, then the Parties may mutually agree upon alternate dispute resolution or either Party may file suit in a court of competent jurisdiction in accordance with the Governing Law article. Notwithstanding the prior two sentences, either Party may immediately seek injunctive relief in a court of competent jurisdiction to prevent irreparable harm or to protect against improper use, disclosure, or threatened improper use or disclosure of intellectual property or confidential information.

In the event that any matter arising under or relating to the Prime Contract is within the scope of the Disputes clause of the Prime Contract, CUBRC shall disclose such matter to Tetraphase. To the extent that such matter affects the interests of Tetraphase, Tetraphase may, upon written notice, require CUBRC to pursue such claim, dispute or appeal under the Disputes clause of the Prime Contract as a sponsored claim on behalf of Tetraphase, at Tetraphase’s expense, and Tetraphase will engage its own counsel at its expense and shall oversee the conduct and/or reasonable settlement of the matter.

ARTICLE XVIII	EXPORT CONTROLS

Tetraphase shall comply with all applicable U.S. export control laws and regulations, including but not limited to, the requirements of the Arms Export Control Act, 22 USC 2751-2794, the International Traffic in Arms Regulation (ITAR), 22 CFR 120 et seq., the Export Administration Act, 50 USC app. 2401-2420, and the Export Administration Regulations, 15 CFR 730-744. Tetraphase shall obtain all required export licenses or agreements necessary to perform this Subcontract, as applicable. Without limiting the foregoing, Tetraphase agrees that it will not transfer any export controlled item, data or services, to include transfer to foreign persons employed by or associated with, or under contract to Tetraphase, without the authority of an Export License or applicable license exception. Tetraphase shall indemnify and hold CUBRC harmless from and against any and all claims, liabilities and expenses resulting from Tetraphase’s failure to comply with the export laws and regulations of the United States. Tetraphase shall incorporate this Export Controls provision into any lower tiered Subcontracts awarded by Tetraphase for performance under this Subcontract.

ARTICLE XIX	FORCE MAJEURE

Neither party shall be liable for damages for delay in delivery arising out of causes beyond its reasonable control and without its fault or negligence, including, but not limited to, acts of God or of the public enemy, acts of any Government authority, fires, floods, epidemics, quarantine restrictions, strikes, embargoes, or unusually severe weather. If the delay is caused by the delay of a subcontractor of Tetraphase and if such delay arises out of causes beyond the reasonable control of both Tetraphase and its subcontractor, and without the fault or negligence of either of them, Tetraphase shall not be liable to CUBRC for damages unless the articles or services to be furnished by the lower tiered supplier were obtainable from other sources in sufficient time to permit Tetraphase to meet the required delivery schedule. Tetraphase will notify CUBRC in writing within ten (10) days after the beginning of any such cause.

ARTICLE XX	COMMUNICATION WITH CUBRC’S CUSTOMER

CUBRC shall be responsible for all formal communication and coordination with the Customer, as it relates to the Prime Contract, this Subcontract, and any related Subcontract.

Unless with respect to communications pursuant to FAR clause 52.227-11 or otherwise specified by CUBRC or BARDA in writing, all formal contact with the CUBRC’s Customer with respect to the work to be performed under the Prime Contract, including Tetraphase’s work under this Subcontract, shall be the responsibility of CUBRC and follow these specific guidelines:

•	All formal communication with the Customer shall be initiated and scheduled by CUBRC (e.g., teleconference calls, webinars, and face-to-face meetings);

•	A representative from CUBRC must be present on all teleconferences, webinars, and face-to-face meetings with the Customer;

•	A representative from CUBRC must be copied on any dialog (e.g., e-mail) with the Customer; and

CUBRC shall inform Tetraphase of relevant communication with its subcontractors or the Customer related to the technical scope of this Subcontract and the Prime Contract; and will provide to Tetraphase copies of all such written communications at the time of such communication and shall, without exception, simultaneously copy Tetraphase on ALL transmissions of ALL Deliverables to BARDA in connection with this Subcontract and Prime-Contract.

ARTICLE XXI	SURVIVABILITY

(a)    If this Subcontract expires, is completed, or is terminated for default or convenience, neither Tetraphase nor CUBRC shall be relieved of those obligations contained under the following Articles of this Subcontract which shall survive expiration, completion or termination:

Confidentiality
Disclosure
Use of Either Party’s Name
Intellectual Property
Records Retention
Indemnification
Governing Law
Export Controls
Warranty
Termination
Invoices and Payment, and

(b)    Those U. S. Government flowdown provisions in Exhibit B that by their nature should survive.

ARTICLE XXII	CLOSE-OUT

Upon expiration, completion or termination of this Subcontract, Tetraphase shall submit:

•	Government Property Report (Exhibit D)

•	Final Report of Inventions

•	Contractor’s Assignment and Release ( Exhibit E)

•	Statement acknowledging submission of all required deliverables

•	Arrangement For Audit Access

•	Final Invoice in accordance with the Invoices and Payment clause of this Subcontract.

Payment of Final Invoice is contingent upon receipt of all applicable deliverables and Close-out documents.

ARTICLE XXIII	ENTIRE AGREEMENT

This Subcontract consists of the Schedule - PARTS I – XIII, General Provisions - ARTICLES I - XXIII, and Exhibits A - G which constitutes the entire agreement between the parties. In case of conflict between the Schedule and the General Provisions, the Schedule shall prevail.

This Subcontract is the entire Agreement between the Parties with respect to the subject matter hereof and supersede all prior and contemporaneous negotiations or agreements whether written or oral.

IN WITNESS WHEREOF, the Parties have executed, or caused this Subcontract to be executed, as of the date set forth below.

CUBRC, Inc.	Tetraphase Pharmaceuticals, Inc.

/s/ Susan R. Schock	/s/ David C. Lubner
Signature	Signature

Susan R. Schock	David C. Lubner
Name	Name

Director, Contracts & Legal	SVP/CFO
Title	Title

15 February 2012	2/15/12
Date	Date

LIST OF EXHIBITS

A	Statement of Work

B	CPFF FAR and HHSAR CLAUSES

C	Contract Clauses Flowed Down from Prime Contract

D	Government Property Forms

E	Closeout Documentation

F	HHS Government Property Guide

G	Tetraphase Data Rights Assertion

Exhibit A-1

BARDA Broad Agency Announcement (BAA)

(Solicitation # CBRN-BAA-10-100-SOL-00012)

Advanced Research and Development of Chemical, Biological, Radiological, and Nuclear Medical Countermeasures

23 OCTOBER 2011 (TP-434)

Topic Area of Interest No. (#3),

Contractual Statement of Work

1.	CLIN 1

This option includes [**]

1.1	Program Management

Tetraphase shall provide for the following as outlined below and in the contract deliverables list (PART II of the Parent Subcontract):

1.1.1	The overall management, integration and coordination of all contract activities, including a technical and administrative infrastructure to ensure the efficient planning, initiation, implementation, and direction of all contract activities undertaken by Tetraphase;

1.1.2	A Principal Investigator (PI) responsible for the overall technical project management, tracking, monitoring and reporting on status and progress, including projects undertaken by subcontractors.; The contract deliverables list (reference), identifies all contract deliverables and reporting requirements for this contract.

1.1.3	Project Manager(s) responsible for monitoring and tracking day-to-day progress and timelines; communicating directly with subcontractors to Tetraphase; monitoring interim milestones and timelines for each Work Package within his or her portfolio of experimental work. Project Manager portfolios will consist of a subset of Work Packages corresponding to one or more of the following areas of technical activity: Pre-Clinical (as applicable), Clinical, CMC and Regulatory. The contract deliverables list (reference) identifies all contract deliverables and reporting requirements for this contract.

1.1.4	Administrative and legal staff to provide development of compliant subcontracts, consulting, and other legal agreements, and ensure timely acquisition of all proprietary rights, including IP rights, and reporting all inventions made in the performance of the project.

1.1.5	Contract administration staff with responsibility for executing the day to day activities involved in administration of the contract. These activities include, but are not limited to effort tracking and authorization, subcontractor approval, administration and compliance, and monthly and annual reporting requirements.

1.1.6	Administrative staff with responsibility for financial and EVMS management and reporting on all activities conducted by the Tetraphase and any subcontractors. These activities include, but are not limited to, budgeting/forecasting, variance analysis, invoice preparation, financial compliance, EVMS progress/reporting, and monthly and annual CPR/financial reporting.

1.1.7	Contract Review Meetings.

1.1.7.1	Tetraphase shall participate in regular meetings to coordinate and oversee the contract effort as directed by CUBRC. Such meetings may include, but are not limited to, meeting of CUBRC, Tetraphase and subcontractors to discuss clinical manufacturing progress, product development, product assay development, scale up manufacturing development, clinical sample assays development, preclinical/clinical study designs and regulatory issues; meetings with other HHS officials to discuss the technical, regulatory, and ethical aspects of the program; and meeting with technical consultants to discuss technical data.

1.1.7.2	Tetraphase shall participate in teleconferences every [**] between CUBRC, BARDA and other subcontractors as appropriate to review technical progress. Teleconferences or additional face-to-face meetings shall be more frequent at the request of CUBRC.

1.1.8	Integrated Master Schedule

1.1.8.1	Within [**] calendar days of the effective date of the contract, Tetraphase shall work with CUBRC on the development and submission of a first draft of an updated Integrated Master Schedule, inclusive of the key milestones and Go/No Go decision gates, in a format agreed upon by BARDA. The Integrated Master Schedule shall be incorporated into the contract, and will be used to monitor performance of the contract. The IMS for the period of performance will be accepted by BARDA at the Performance Measurement Baseline Review (PMBR)

1.1.9	Integrated Master Plan

1.1.9.1	Work Breakdown Structure: Tetraphase shall utilize a WBS template agreed upon by CUBRC for reporting on the contact. Tetraphase shall expand and delineate the Contract Work Breakdown Structure (CWBS) to a level agreed upon by CUBRC as part of the Integrated Master Plan for contract reporting. The CWBS shall be discernable and consistent. CUBRC may require Tetraphase to furnish WBS data at the work package level or at a lower level if there is significant complexity and risk associated with the task.

1.1.9.2	GO/ NO-GO Decision Gates: The Integrated Master Plan outlines key milestones with “Go/No Go” decision criteria (entrance and exit criteria for each phase of the project). The project plan should include, but not be limited to, milestones in manufacturing, non-clinical and clinical studies, and regulatory submissions.

1.1.9.3	Earned Value Management System Plan: Subject to the requirements under HHSAR Clause 352.234-4, Tetraphase shall use principles of Earned Value Management System (EVMS) in the management of this contract. The Seven Principles are:

I.	Plan all work scope for the program to completion.

II.	Break down the program work scope into finite pieces that can be assigned to a responsible person or organization for control of technical, schedule, and cost objectives.

III.	Integrate program work scope, schedule, and cost objectives into a performance measurement baseline plan against which accomplishments may be measured. Control Changes to the baseline.

IV.	Use actual cost incurred and recorded in accomplishing the work performed.

V.	Objectively assess accomplishments at the work performance level.

VI.	Analyze significant variances from the plan, forecast impacts, and prepare an estimate at completion based on performance to date and work to be performed.

VII.	Use earned value information in the company’s management processes.

Elements of EVMS shall be applied to all CLINs as part of the Integrated Master Project Plan, Tetraphase shall submit a written summary of the management procedures that it will establish, maintain and use to comply with EVMS requirements.

1.1.10	Risk Management Plan: Tetraphase shall develop a risk management plan within [**] days of contract award highlighting potential problems and/or issues that may arise during the life of the contract, their impact on cost, schedule and performance, and appropriate remediation plans for all CMC, Clinical and Regulatory activities. This plan should reference relevant WBS elements where appropriate. Updates to this plan shall be included every [**] in the monthly Project Status Report.

1.1.11	Performance Measurement Baseline Review (PMBR): Tetraphase will participate in a PMBR within [**] days of contract award and as scheduled mutually with BARDA and CUBRC. The goals of the PMBR are as FOLLOWS:

I.	Jointly assess areas such as the planning for complete coverage of the SOW, logical scheduling of the work activities, adequate resources, and identification of inherent risks

II.	Confirm the integrity of the Performance Measurement Baseline (PMB)

III.	Foster the use of EVM as a means of communication

IV.	Provide confidence in the validity of reporting

V.	Identify risks associated with the PMB

VI.	Present any revised PMBs for mutual agreement

VII.	Present an Integrated Master Schedule

VIII.	Present the Risk Management Plan for the contract as a whole

1.1.12	Monthly and Annual Reports: Tetraphase shall deliver Project Status Reports on a monthly basis for all Clinical, CMC and Regulatory activities and shall review content related to Pre-Clinical activities. The reports shall address the items below cross referenced to the WBS, SOW, IMS, and EVM:

I.	Executive summary highlighting the progress, issues, and relevant activities in manufacturing, clinical, and regulatory;

II.	Progress in meeting contract milestones, detailing the planned progress and actual progress during the reporting period, explaining any differences between the two and corrective steps;

III.	Updated Risk Management Plan (Every [**]);

IV.	Progress of regulatory submissions;

1.1.13	Data Management: Tetraphase shall develop and implement data management and quality control systems/procedures, including transmission, storage, confidentiality, and retrieval of all contract data;

1.1.13.1	Provide for the statistical design and analysis of data resulting from the research;

1.1.13.2	Provide raw data or specific analyses of data generated with contract funding to CUBRC to provide to BARDA, upon request.

1.2	Non-Clinical Toxicology (WBS 1.1.2)

[**]

1.3	Non-Clinical Studies (WBS 1.1.3)

[**]

1.4	Clinical studies (WBS 1.1.4)

[**]

1.5	Regulatory (WBS 1.1.5)

[**]

1.6	CMC (WBS 1.1.6)

[**]

2.	CLIN 2

Tetraphase shall carry out the following tasks and subtasks. The activities consist of [**].

2.1	Program Management (consistent with section 1.1) (WBS 1.2.1)

2.1.1	Program management scope in CLIN 2 is consistent with program management scope in the base year.

2.2	Non-Clinical Toxicology (WBS 1.2.2)

[**]

2.3	Non-Clinical Studies (WBS 1.2.3)

[**]

2.4	Clinical studies (WBS 1.2.4)

[**]

2.5	Regulatory (WBS 1.2.5)

[**]

2.6	CMC (WBS 1.2.6)

[**]

3.	CLIN 3

Tetraphase shall carry out the following tasks and subtasks. Tasks associated with CLIN 3 include [**].

3.1	Program Management (Consistent with section 1.1) (WBS 1.3.1)

3.1.1	Program management scope in CLIN 3 is consistent with program management scope in the base year.

3.2	Non-Clinical Toxicology (WBS 1.3.2) – [**]

3.3	Non-Clinical Studies (WBS 1.3.3)

[**]

3.4	Clinical studies (WBS 1.3.4) – [**]

[**]

3.5	Regulatory (WBS 1.3.5)

[**]

3.6	CMC (WBS 1.3.6)

[**]

4.	CLIN 4

Tetraphase shall carry out the following tasks and subtasks. Tasks for this option include [**].

4.1	Program Management (Consistent with section 1.1) (WBS 1.4.1)

4.1.1	Program management scope in CLIN 4 year is consistent with program management scope in the base year.

4.2	Non-Clinical Toxicology (WBS 1.4.2)

[**]

4.3	Non-Clinical Studies (WBS 1.4.3)

[**]

4.4	Clinical studies (WBS 1.4.4) – [**]

4.5	Regulatory (WBS 1.4.5)

[**]

4.6	CMC (WBS 1.4.6)

[**]

5.	CLIN 5

Tetraphase shall carry out the following tasks and subtasks. [**].

5.1	Program Management (Consistent with section 1.1) (WBS 1.5.1)

5.1.1	Program management scope in CLIN 5 is consistent with program management scope in the base year.

5.2	Non-Clinical Toxicology (WBS 1.5.2)

[**]

5.3	Non-Clinical Studies (WBS 1.5.3)

[**]

5.4	Clinical studies (WBS 1.5.4) – [**]

5.5	Regulatory (WBS 1.5.5)

[**]

5.6	CMC (WBS 1.5.6)

[**]

6.	CLIN 6

Tetraphase shall carry out the following tasks and subtasks and in accordance with agreed upon Integrated Master Schedule and Integrated Master Plan (defined in 1.1.8 and 1.1.9) which shall further detail the conduct of the specific tasks and subtasks. Tasks for this option include [**].

6.1	Program Management (Consistent with section 1.1) (WBS 1.6.1)

6.1.1	Program management scope emphasizes subcontractor management and risk

6.2	Non-Clinical Toxicology (WBS 1.6.2) – [**]

6.3	Non-Clinical Studies (WBS 1.6.3) – [**]

6.4	Clinical studies (WBS 1.6.4)

[**]

6.5	Regulatory (WBS 1.6.5)

[**]

6.6	CMC (WBS 1.6.6) – [**]

7.	CLIN 7

Tetraphase shall carry out the following tasks and subtasks and in accordance with agreed upon Integrated Master Schedule and Integrated Master Plan (defined in 1.1.8 and 1.1.9) which shall further detail the conduct of the specific tasks and subtasks. Tasks for this option include [**].

7.1	Program Management (Consistent with section 1.1) (WBS 1.7.1)

7.1.1	Program management scope emphasizes subcontractor management and risk.

7.2	Non-Clinical Toxicology (WBS 1.7.2) – [**]

7.3	Non-Clinical Studies (WBS 1.7.3) – [**]

7.4	Clinical studies (WBS 1.7.4)

[**]

7.5	Regulatory (WBS 1.7.5)

[**]

7.6	CMC (WBS 1.7.6) – [**]

8.	CLIN 8

The contractor shall carry out the following tasks and subtasks and in accordance with agreed upon Integrated Master Schedule and Integrated Master Plan (defined in 1.1.8 and 1.1.9) which shall further detail the conduct of the specific tasks and subtasks. Tasks for this option include [**].

8.1	Program Management (Consistent with section 1.1) (WBS 1.8.1)

8.1.1	Program management scope emphasizes subcontractor management and risk.

8.2	Non-Clinical Toxicology (WBS 1.8.2) – [**]

8.3	Non-Clinical Studies (WBS 1.8.3) – [**]

8.4	Clinical studies (WBS 1.8.4)

[**]

8.5	Regulatory (WBS 1.8.5)

[**]

8.6	CMC (WBS 1.8.6) – [**]

9.	Other Items

9.1 Facilities, Equipment and Other Resources. (Contract: Section J) Tetraphase shall provide equipment; facilities and other resources required for implementation of this SOW to comply with all Federal and HHS regulations in:

9.1.1	The production, characterization, and release testing of active pharmaceutical ingredient and final drug product under cGMP;

9.1.1.1	The design and conduct of NDA-enabling non-clinical studies under GLP; and

9.1.2	Design and conduct of clinical trials in humans under GCP.

Attachment 5

INCLUSION ENROLLMENT REPORT

This report format should NOT be used for data collection from study participants

Study Title:
Total Enrollment:		Protocol Number:
Contract Number:
PART A. TOTAL ENROLLMENT REPORT: Number of Subjects Enrolled to Date (Cumulative) by Ethnicity and Race
Ethnic Category	Sex/Gender
	Females	Males	Unknown or Not Reported	Total
Hispanic or Latino
Not Hispanic or Latino
Unknown (Individuals not reporting ethnicity)
Ethnic Category: Total of All Subjects*

Racial Categories
American Indian/Alaska Native
Asian
Native Hawaiian or Other Pacific Islander
Black or African American
White
More than one race
Unknown or not reported
Racial Categories: Total of All Subjects*

PART B. HISPANIC ENROLLMENT REPORT: Number of Hispanics or Latinos Enrolled to Date (Cumulative)
Racial Categories	Females	Males	Unknown or Not Reported	Total
American Indian or Alaska Native
Asian
Native Hawaiian or Other Pacific Islander
Black or African American
White
More Than One Race
Unknown or not reported
Racial Categories: Total of Hispanics or Latinos**

*These	totals must agree
**These	totals must agree

Attachment 6

Research Patient Care Costs

(a) Research patient care costs are the costs of routine and ancillary services provided to patients participating in research programs described in this contract.

(b) Research patient care costs shall be computed in a manner consistent with the principles and procedures used by the Medicare Program for determining the part of Medicare reimbursement based on reasonable costs. The Diagnostic Related Group (DRG) prospective reimbursement method used to determine the remaining portion of Medicare reimbursement shall not be used to determine research patient care costs. Research patient care rates or amounts shall be established by the Secretary of HHS or his/her duly authorized representative.

(c) Prior to submitting an invoice for research patient care costs under this contract, Tetraphase must make every reasonable effort to obtain third party payment, where third party payors (including Government agencies) are authorized or are under a legal obligation to pay all or a portion of the charges incurred under this contract for research patient care.

(d) The contractor must maintain adequate procedures to identify those research patients participating in this contract who are eligible for third party reimbursement.

(e) Only those charges not recoverable from third party payors or patients and which are consistent with the terms and conditions of the contract are chargeable to this contract.

Attachment 9

Department of Health & Human Services

HHS

Office of the Assistant Secretary for Preparedness and Readiness

ASPR

Biomedical Advanced Research and Development Authority

BARDA

7 Principles of Earned Value

Management

Tier 2

System Implementation

Intent Guide

01 November 2010

TABLE OF CONTENTS

OVERVIEW	3

EVM IMPLEMENTATION TIERS	4

SEVEN PRINCIPLES OF EVM	4

Principle 1: Plan all Work Scope	4

Principle 2: Break Work into Finite Pieces and Define Person/Organization Responsible for Work	5

Principle 3a: Integrate Scope, Schedule and Budget into a Performance Measurement Baseline	6

Principle 3b: Control Changes to the Baseline	6

Principle 4: Use Actual Costs Incurred and Recorded in Accomplishing the Work Performed	7

Principle 5: Objectively Assess Accomplishments at the Work Performance Level	7

Principle 6a: Analyze Significant Variances From the Plan	9

Principle 6b: Prepare an Estimate at Completion Based on Performance to Date and Work to be Performed	9

Principle 7: Use EVMS Information in the Company’s Management Processes	9

APPENDIX: GLOSSARY OF TERMS	11

Enclosure 1 — CUBRC-Tetraphase Revised SOW	October 23, 2011

OVERVIEW

Earned Value Management (EVM) is a program management tool, technique, and discipline that facilitates systematic planning for and monitoring of, high value, complex projects. It integrates a project’s scope of work with the related budget and schedule to permit detailed assessment of overall performance during the life of the project.

Several government-wide guidance documents govern the definition and use of EVM systems. Guidelines outlining the qualities and characteristics of an EVM system are set forth in the American National Standards Institute/Electronic Industries Alliance (ANSI/EIA) Standard-748 (most current version). More detailed and specific guidance and direction is contained in OMB Circular A-11, Preparation, Submission and Execution of the Budget, specifically in Part 7 of that Circular A-11, Planning, Budgeting, Acquisition, and Management of Capital Assets, and its supplement, the Capital Programming Guide. Based on this collective OMB guidance, EVMS is intended to be used on those parts of acquisitions that will involve developmental effort. This would include not only those acquisitions designated by the agency as major systems but also those acquisitions that include significant developmental, modification, or upgrade during the operational or steady-state phase of a program.

The FAR rule on EVMS became effective on July 5, 2006. Its purpose is to implement EVMS policy in accordance with OMB Circular A-11. Because the new FAR coverage applies throughout the executive branch and to agencies with disparate definitions of and processes and procedures for major systems acquisitions, the FAR Council decided against a “one-size-fits all” approach and left several significant aspects of the detailed implementation up to the discretion of each covered agency.

The FAR and Health and Human Services Acquistion Regulations (HHSAR) language for EVMS will be utilized for all construction or Information Technology (IT) projects. Since most of the acquisitions at the Biomedical Advanced Research and Development Agency (BARDA) are unique in that most acquisitions are not Information Technology projects or construction projects, BARDA is developing EVM language that incorporates the 7 Principles of Earned Value Management. These principles allow flexibility to an EVM system structure but still meet the spirit of the ANSI/EIA Standard-748. It also incorporates discipline in implementation and operations and also provides the same reporting data outlined by OMB.

The Seven Principles of Earned Value Management are as follows:

1.	Plan all work scope to completion

2.	Break down the program work scope into finite pieces that can be assigned to a responsible person or organization for control of technical, schedule and cost objectives

3.	Integrate program work scope, schedule, and cost objectives into a performance measurement baseline plan against which accomplishments can be measured. Control changes to the baseline.

4.	Use actual costs incurred and recorded in accomplishing the work performed.

5.	Objectively assess accomplishments at the work performance level.

6.	Analyze significant variances from the plan, forecast impacts, and prepare an estimate at completion based on performance to date and work to be performed.

7.	Use earned value information in the company’s management processes.

8.

EVM IMPLEMENTATION TIERS

BARDA will be implementing a tiered approach to EVM based on the type of acquisition, size of the acquisition and the technical readiness level. There are three tiers and they are as follows:

TIER 1

For all construction contracts and IT contracts the ANSI/EIA-748 Standard for Earned Value Management Systems will apply and all relevant FAR/HHSAR clauses pertaining to EVMS will be incorporated in the contract. The National Defense Industrial Association (NDIA) Program Management Systems Committee (PMSC) ANSI/EIA-748 Standard for Earned Value Management Systems Intent Guide should be used as guidance.

TIER 2

For countermeasure research and development contracts that have a total acquisition costs greater than or equal to $25 million and have a Technical Readiness Level (TRL) of less than 7 will apply EVM principles for tracking cost, schedule and technical performance that comply with the 7 Principles of EVM Implementation.

TIER 3

For countermeasure research and development contracts that are greater than or equal to $10 million but less than $25 million and/or have a TRL of less than 7 will apply EVM principles for tracking cost, schedule and technical performance that comply with the 7 Principles of EVM Implementation.

This Guide is an explanation of the intent of what is expected for a Tier 2 or 3 system implementation of the 7 Principles of EVM.

SEVEN PRINCIPLES OF EVM

1.6	Principle 1: Plan all Work Scope

In a performance measurement system implementation the Statement of Work (SOW) should reflect all work that is to be performed. In a 7 Principles implementation a Work Breakdown Structure (WBS) shall be developed to include all elements of the SOW. The level of the WBS may not be as detailed as in a Tier 1 implementation. It would be developed at a higher level, such as level three or four. It is beneficial and required to develop a WBS dictionary that explains what work is going to be performed in each WBS. This will ensure that the contractor has identified all work scope and left no major work undefined. It is recommended that the work packages descriptions are clear and detailed so that there is an understanding of the work that is to be performed in the work packages. For the 7 Principles implementation programs it would be acceptable for the WBS Dictionary be expanded to include information that would normally be kept on a Work Authorization Document, such as charge numbers associated with the work, period of performance, the manager who is responsible for the work, and budget associated with the WBS. The additional “WAD info” would only be added to the lowest level (i.e. level 3 or 4) of the WBS. The roll up level WBS would only include scope. By doing this documentation is limited to one document instead of two.

By developing a WBS and a WBS Dictionary/Work Authorization Document the work scope has been defined but the documentation is greatly reduced and the costs associated with developing and updating the documentation is reduced. The intent of the combination document is not to reduce the level of information provided to the government but to reduce the amount of documents that need to be produced.

1.7	Principle 2: Break Work into Finite Pieces and Define Person/Organization Responsible for Work

In a 7 Principles Tier 2 implementation it is recommended that the work be broken into finite pieces in the schedule tool. It is recommended to plan the work by the lowest level WBS. The lowest level WBS (level 3 or 4) should be the control account and the activities would act as the work packages. For Tier 2 programs that are of larger value (greater than $25M) the expectation is that the control account will be at least at level 4 and potentially level 5. Most of the normal functions accomplished when scheduling will be required on a 7 Principles Tier 2 implementation. These normal functions include, network scheduling, horizontal and vertical traceability, forecasting schedule start and completion dates, and running critical path analysis. As part of vertical traceability it is expected that all contract milestones will be listed on the schedule.

The schedule should include but is not limited to include the following fields:

WBS number

Control Account number

Work package number

Task name

Duration

Baseline Start and Finish Dates

Actual Start and Finish Dates

Forecast Start and Finish Dates

Predecessor/Successors

Activity Percent Complete

All the work scheduled at the lowest level WBS should be identified by a single responsible manager. This manager, known as a Control Account Manager should be identified in the schedule tool and/or in a cost tool. In a 7 Principles implementation, only individuals at the lowest level WBS need be identified and there is no requirement for the costs to roll up by organization, although if it is not cost intensive or tool restricted then developing the OBS is recommended. In many cases, BARDA will provide the top three levels of the WBS for the contractor to use.

1.8	Principle 3a: Integrate Scope, Schedule and Budget into a Performance Measurement Baseline

This principle integrates the work scope, the schedule and the budget into a performance measurement baseline. Since we discussed work scope and schedule the focus of this principle is the incorporation of the budget in a time-phased manner. The budget must be integrated with the scope of work and the schedule into a Performance Measurement Baseline (PMB). An accepted way of incorporating the budget and integrating with the scope and schedule is to resource load the Microsoft Project (or other scheduling tool) schedule. This is done by loading the individual people and their loaded rate into the tool. This budget data will be input at the work package level with a rate that includes the indirect costs. The budget will have to have the capability to be rolled up to the control account level and will need to be reported in a way that provides the responsible manager (Control Account Manager) with information needed to manage the program. Resource loading of the schedule is not the only way to incorporate the budget. As long as the budget in the budget/EV tool is linked to the schedule activities and it is flexible to change when schedule baseline dates change, then loading the budget in the Budget/EV tool is an acceptable way to integrate the cost and schedule baselines.

It is recommended that management reserve and undistributed budget be utilized in the budgeting process. Undistributed budget is budget that has not yet been distributed to a control account and it requires additional time to plan the work and distribute the budget to a control account. It is a temporary holding account and budget should only stay in Undistributed Budget for one or two months. If the work scope is easily identified to all the control accounts then the use of Undistributed Budget may not be necessary.

Management Reserve is budget that is set aside, normally by the Program Manager, to be used to budget future but currently unknown tasks. It is associated with risk issues and is to be used to mitigate risk. It is not part of the Performance Measurement Baseline and it should not be used for out of scope work and to cover overruns.

Principle 3b: Control Changes to the Baseline

A properly controlled PMB is crucial to effective program management. The timely and accurate incorporation of contractual changes ensures that the information generated from the execution of the baseline plan provides an accurate picture of progress and facilitates correct management actions and decisions. The accurate and timely incorporation of authorized and negotiated changes into the PMB ensures that valid performance measurement information is generated for the new scope being executed. Near term new scope effort should be planned and have budget in control accounts. Far term new scope effort that cannot be reasonably planned in the near term can either be put in planning packages in the control account or left in Undistributed Budget if the control account has not been identified. The timely and accurate incorporation of authorized and negotiated changes into the PMB ensures that valid performance measurement information is generated for the new scope being executed. Budget revisions are made when work is added to the contract and are traceable from authorized contract target costs to the control account budgets or from management reserve. Management reserve may be used for future work when additional in-scope work has been identified.

Retroactive changes to the baseline may mask variance trends and prevent the use of performance data to project estimates of cost and schedule at completion. Controlling retroactive adjustments, which should only be made in the current period, if possible, is imperative because they could arbitrarily eliminate existing cost and schedule variances.

The use of program budget logs should be used to track and log all budget changes. The ability to track budget values for both the internal and external changes will help in the maintenance of the performance measurement baseline from program start to completion. Contractor is expected to utilize baseline change documentation facilitating the change. It should provide the rationale/justification, approval process, work scope additions or deletions, dollars, changes to schedules, estimate at completion, etc. It should also include contractual change documents for external changes, such as a contract modification, letter to proceed, not to exceed letter, change order, etc., that transmit and authorize the change or addition to work, budget, and schedule. Other documents that should change if a change of scope has been authorized is: Statement of Work, WBS (changes if applicable); WBS Dictionary (additions or deletions to scope); work authorization documents authorizing new scope, schedule and budget; schedules.

Principle 4: Use Actual Costs Incurred and Recorded in Accomplishing the Work Performed

Some of the new acquisitions at BARDA will be required to be compliant with the Cost Accounting Standards. For 7 Principles implementation contractors must utilize a work order/job order/task code charge number structure that uniquely identifies costs at the control account level. This will allow for accumulation and summarization of costs to higher levels of the work breakdown structure. Actual costs are accumulated in the formal accounting system in a manner consistent with the way the related work is planned and budgeted. Actual costs reported in the performance reports agrees with the costs recorded in the accounting system or can be explained as timing differences. The contractor will have to be able to incorporate and reconcile to the accounting system actual costs on their Contract Performance Reports (CPR) to the customer. Depending on the amount of material and subcontractors on the program, it is beneficial for management purposes, to include accruals, or estimated actuals, for these costs. Since material and subcontractor invoices are not paid and recorded in the accounting system for up to several months after the work has been planned, performance data will be skewed. Accruing or estimating actual costs based on receipt (for material) and expended hours for subcontractors will alleviate this issue. The use of accrual/estimated actuals should be reviewed on a case by case basis depending on the size of program, the amount of material or subcontractor budget and costs. If the material and subcontract effort is minimal then the time and effort needed to manage the accruals would outweigh the benefit of having the costs accrued since the performance data would only be minimally affected.

If the subcontractor has a fixed price contract the prime contractor, then the prime contractor must report actual costs in line with the work that is accomplished. The way this is accomplished is to record the actual costs equal to the work that was performed on the CPR.

1.9	Principle 5: Objectively Assess Accomplishments at the Work Performance Level

In order to meet this Principle, the scheduling of the scope of work in work packages or activities need to incorporate measurable units or milestones in order to objectively assess accomplishments or obtain what we call “earned value”. These units or milestones are given a value based on labor resources needed to accomplish the work (which becomes the Budgeted Cost of Work Scheduled or BCWS). When they are accomplished (known as Budgeted Cost of Work Performed or BCWP) they receive the value associated with the budget which measures progress.

Schedule status to measure progress needs to be on at least on a monthly basis although it is preferred on a bi-weekly basis. As part of the status process progress dates, such as actual start/complete and forecast start/complete need to be updated.

Since Microsoft Project seems to be the schedule tool of choice by most contractors, there are four types of earned value methodologies utilized by Microsoft Project of which two assess progress by the completion of milestones and they are the 50/50 and 0/100 methodologies. In both cases, progress is reported for completion milestones and in the 50/50 methodology fifty percent of the value of the work package/activity is credited for starting the work. The other two earned value methodologies are assessed percent complete (also know as Supervisor’s Estimate) and level of effort (LOE). All four methodologies are legitimate earn value measurement techniques but the assessed percent complete based or supervisor’s estimates are highly discouraged. The reason is that it is highly subjective and is not based on any quantifiable criteria. BARDA will not accept these earned value methodologies unless approved as an exception on a case by case basis. If percent complete on work packages is used with objective measurable activities, the contractor must show distinct relationship between the budget planned at the work package level and the value earned at the activity level. If this is done properly then the measurement will be objective and the schedule variance will be clearly understood and easy to explain. If this is not done properly then schedule activities are not aligned with the budget in the performance measurement baseline and schedule variances will not be easy to understand. If the latter is the case, BARDA will not accept that as an acceptable earned value methodology.

There are built in weaknesses with the 0/100 and 50/50 methodologies also. If the responsible manager is being asked to plan their work in monthly increments in order to utilize the 0/100 methodology then they may be asked to break the work up in pieces that don’t make logical sense or represent the natural ending of the work. Also the 50/50 methodology, which is usually used for a two month work package, will provide skewed monthly data if the resources in the work package are not loaded equally for each month. It will give an artificial positive or negative schedule variance the first month and vice versa the next month.

Additional earned value methodologies, such as the weighted milestone methodology and percent complete with milestone gates may be utilized. The weighted milestone method allows value to be earned based on the resource value in each month, which eliminates artificial schedule variances.

For all discrete measurable work packages or control accounts, there must be an activity in each month to measure. Gaps, in which there is nothing to measure in a month or months is not acceptable.

For subcontractors that have a fixed price contract with the prime contractor, the expectation is that there will be no cost variance. The ACWP reported on the CPR will equal the BCWP earned, regardless of the payment schedule with subcontractor.

Principle 6a: Analyze Significant Variances From the Plan

The purpose of this principle is to ensure that the earned value data is analyzed by the contractor and reported to the customer. The 7 Principles programs should be able to calculate the cost variance (BCWP minus Actual Cost of Work Performed (ACWP) and the schedule variance (BCWP minus BCWS) at least on a cumulative basis. It is recommended that variances be calculated on a current month basis also. The EVM system should also provide both monthly and cumulative Cost Performance Index (BCWP divided by ACWP) and Schedule Performance Index (BCWP divided by the BCWS). This data should be provided at the control account level and at the roll up levels and it needs to be in a format for Control Account Managers and program management to be able to utilize in managing the work.

It is also recommended that the To-Complete Performance Index (TCPI) be included in the Control Account Manager performance report. The TCPI is a valuable index that calculates the cost performance the control account needs to perform at in order to complete the work within the current reported EAC. When the TCPI is compared against the cumulative CPI it gives a good indication whether or not the current EAC is reasonable. For example, if a cumulative CPI is .85 and the TCPI calculates to equal 1.15 that is the performance factor that work would need to perform at in order to meet the current EAC. If the cumulative CPI is .85 then it can be determined that the current EAC might not be reasonable. It allows management and Project Controls the opportunity to question the Control Account Manager as to the validity of the current EAC. As a rule in thumb if the deviation between the CPI and the TCPI is greater than .2 then the CAM should reassess the control account EAC.

These reports, which should be provided monthly, should also include the current Budget at Completion (BAC) and the current Estimate at Completion (EAC). In addition, it would be a plus if the CAM could see a report with their time-phased spread of hours and dollars for their budget plan (BCWS), work accomplished (BCWP) and actual costs (ACWP).

For all variances that exceed the contractual variance threshold will include a description of what caused the variance, impact to the control account and the program, and a corrective action.

Principle 6b: Prepare an Estimate at Completion Based on Performance to Date and Work to be Performed

Providing an updated EAC is a prime concern of the customer and the contractor. Therefore a robust EAC process should be in place whether the program is ANSI compliant or not.

Based on the performance to date the Estimates at Completion can be updated on a monthly basis by the Control Account Manager in the scheduling tool during the status process or in the cost/EVM tool at the end of the month’s process prior to submittal of the EVM report. The EAC is an element of the performance measurement system that needs to accurately reflect the contractor’s best estimate of what it will cost to complete the project.

Program management should be able to validate control account manager’s EACs by looking at performance indices, such as the To-Complete Performance Index, as well as independent statistical EACs.

Principle 7: Use EVMS Information in the Company’s Management Processes

One of the key areas that concerns government Program Management Offices (PMO) is the level of importance that contractor’s place on EVM as a management tool. During a site visit, such as conducting an Integrated Baseline Review, the PMO gauges what the interest, knowledge, and most importantly, the usage of the performance measurement data in managing the program. They want to know that the managers on the program, including the program manager, have received some earned value training. The level of involvement and use of the EVM data to manage their schedule, cost and technical issues is ascertained by questions. The PMO can also tell by how robust the EACs are and if the variance narratives are being written with impacts to the program and corrective actions being monitored by the contractor. It is important that the contractor’s management team, including the Program Manager, utilize the data from the performance measurement system as a management tool. They should be knowledgeable and understand the data. They should know what is causing the variances and ensure that the variance narratives are written properly and answer what the issues, impacts and corrective actions are. They should be able to demonstrate that they use the information to assist them in the management decision process. They should hold their Control Account Managers accountable to use the data and write clear proper variance analysis report (VAR). If the Control Account Manager does not write a proper VAR then Project Controls needs to help instruct them how to do it. It is recommended that prior to the Earned Value report be sent to the government that the Program Manager has a meeting with the Control Account Managers and Project Control and review the data and ensure that the variance analysis is complete and that the Program Manager agrees with it. This review is also used to ensure that the EACs are acceptable to the Program Manager, who is ultimately responsible for the program EAC. This is an efficient and quick way to make any adjustments to the earned value report since all the key personnel are in one room. If the data appears to be unreliable then the PM needs to hold Project Controls accountable to ensure that they are using discipline in changing baselines, assessing process properly, and capturing actual costs to ensure that the data that is reported is accurate.

APPENDIX: GLOSSARY OF TERMS

Actual Cost of Work Performed (ACWP)	The costs actually applied and recorded in accomplishing the work performed within a specified period.

Actual Direct Cost	Those costs identified specifically with a contract, based upon the contractor’s cost identification and accumulation system as accepted by the cognizant DCAA representatives. (See Direct Costs).

Advance Agreement (AA)	An agreement between the contractor and the Contract Administration Office concerning the application of an approved earned value management system to contracts within the affected facility.

Authorized Work	That effort which has been authorized and is on contract, or that for which authorized contract costs have not been agreed to but for which written authorization has been received.

Baseline	(See Performance Measurement Baseline).

Budget at Completion (BAC)	The sum of all budgets (BCWS) allocated to the contract. Synonymous with the term Performance Measurement Baseline.

Budgeted Cost for Work Performed (BCWP)	The sum of the budgets for completed Work Packages and completed portions of open Work Packages, plus the appropriate portion of the budgets for level of effort and apportioned effort (Also see Earned Value).

Budgeted Cost for Work Scheduled (BCWP)	The sum of the budgets for completed Work Packages, planning packages, etc., scheduled to be accomplished (including in-process Work Packages), plus the amount of level of effort and apportioned effort scheduled to be accomplished within a given time period.

Change Order (CO)	A formal authorization by the Procuring Contracting Officer for a change of scope to an existing contract

Contract Modification	A written and binding authorization to proceed created after change proposal negotiations.

Contract Budget Base (CBB)	The negotiated contract cost plus the estimated cost of authorized unpriced work, where: (1) Negotiated Contract Cost is that cost on which contractual agreement has been reached. For an incentive contract, it is the definitized contract target cost plus/minus the value of changes which have been priced and incorporated into the contract through contract change order or supplemental agreement. For fixed-fee contracts, it is the negotiated estimated cost. Changes to the estimated cost will consist only of the formal contract modifications or change orders or change in the contract statement of work, not for cost growth, and

(2) Estimated cost of authorized, unpriced work is the estimated cost (excluding fee or profit) for that work for which written authorization has been received, but for which definitized contract prices have not been incorporated into the contract through supplemental agreement.

Control Account	A management control point at which actual costs can be accumulated and compared to budgeted cost for work performed. A control account is a natural control point for cost/schedule planning and control since it represents the work assigned to one responsible organizational element on one contract work breakdown structure (CWBS) element.

Control Account Manager (CAM)	A member of a functional organization responsible for task performance detailed in a Control Account and for managing the resources authorized to accomplish the tasks.

Control Account Plan (CAP) Report	A CAP report is a timephased report which reflects all the work and effort to be performed in a control account. The CAP report will reflect the hours and dollars by element of cost (labor, subcontract, ODC, etc).

Contract Performance Report (CPR)	The monthly report submitted to the customer showing the current, cumulative and at completion status, the performance measurement baseline, manpower loading, and a narrative explanation of significant program variances.

Contract Target Cost	The dollar value (excluding fee or profit) negotiated in the original contract plus the cumulative cost (excluding fee or profit) applicable to all definitized changes to the contract. It consists of the estimated cost negotiated for a cost plus fixed fee contract and the definitized target cost for an incentive contract. The contract target cost does not include the value of authorized/un-negotiated work, and is thus equal to the contract budget base only when all authorized work has been negotiated/definitized.

Cost Performance Index (CPI)	An efficiency rating reflecting a project’s budget performance - either over or under. Measured as a ratio of the budgeted value of work accomplished versus the actual costs expended for a given project time period. The formula for CPI is BCWP/ACWP.

Discrete Effort	Program effort that has a measurable output, product or service.

Direct Costs	Those costs (labor, material, etc.) that can be reasonably and consistently related directly to service performed on a unit of work, and are charged directly to the contract, without distribution to an overhead unit.

Earned Value	See Budgeted Cost for Work Performed (BCWP)

Earned Value Management System (EVMS)	A project management system utilized for measuring project progress in an objective manner. Combines measurements of scope, schedule, and cost in a single integrated system.

Estimate at Completion (EAC)	A value (expressed in dollars and/or hours) developed to represent a realistic appraisal of the final cost of tasks when accomplished. It’s the sum of direct & indirect costs to date plus the estimate of costs for all authorized Work remaining. The EAC = ACWP + the Estimate-to-Complete.

Estimate to Completion (ETC)	A value (expressed in dollar and/or hours) developed to represent a realistic appraisal of the cost of the work still required to be accomplished in completing a task.

Indirect Costs	Represents those costs, because they are incurred for common or joint objectives, are not readily subject to treatment as direct costs. (See overhead).

Integrated Baseline Review (IBR)

An Integrated Baseline Review (IBR) is a formal review led by the Government Program Manager and Technical Support Staff. An IBR is conducted jointly with the Government and their Contractor counterparts. The purpose of an IBR is to: verify the technical content of the Performance Measurement Baseline (PMB); assess the accuracy of the related resources (budgets) and schedules; identify potential risks.

Integrated Master Plan (IMP)	The overall program plan including the work definition, technical approach, performance criteria, and completion criteria.

Integrated Master Schedule (IMS)	The IMS expands the IMP to the work planning level. It defines the tasks, their durations, milestones, milestone dates which relate to the IMP completion criteria, and interdependencies required to complete the program. The IMP and IMS are used to track and execute the program.

Integrated Product Team (IPT)	A grouping of project personnel along project objective lines rather than along organizational lines. Integrated Product Teams are work teams that represent a transition from a functional organization structure to a multi-functional project objective arrangement.

Internal Replanning	Replanning actions performed by the program for remaining effort within the recognized total allocated budget.

Level of Effort (LOE)	Work that does not result in a final product, e. g., liaison, coordination, follow-up, or other support activities, and which cannot be effectively associated with a definable end product process result. It is measured only in terms of resources actually consumed within a given time period.

Management Reserve (MR)	An amount of the total Contract Budget Base (CBB) withheld for management control purposes rather than designated for the accomplishment of a specific task or set of tasks. It is not a part of the Performance Measurement Baseline.

Negotiated Contract Target Cost	The estimated cost negotiated in a Cost Plus Award Fee (CPAF), Cost Plus Fixed Fee (CPFF), Cost Plus Incentive Fee (CPIF) or Fixed Price Incentive Fee (FPIF) contract.

Original Budget	The budget established at, or near, the time the contract was signed, based on the negotiated contract cost.

Overhead	Indirect labor and material, supplies and services costs and other charges, which cannot be consistently identified with individual programs.

Other Direct Costs	A group of accounting elements which can be isolated to specific tasks, other than labor and material. Included in ODC are such items as travel, computer time, and services

Performance Measurement Baseline (PMB)	The time-phased budget plan against which contract performance is measured. It is formed by the budgets assigned to scheduled Control Accounts and the allocation of overhead costs. For future effort, not planned to the Control Account level, the performance measurement baseline also includes budgets assigned to higher level WBS elements, and undistributed budgets. It equals the total assigned budget less management reserve.

Performing Organization	A defined unit within the program organization structure, which applies the resources to performs the authorized scope of work.

Planning Package	A logical aggregation of far term work within a Control Account that can be identified and budgeted but not yet defined into Work Packages.

Reprogramming	Replanning of the effort remaining in the contract, resulting in a new budget allocation which exceeds the contract budget base. The resulting baseline is called an Over Target Baseline (OTB).

Responsible Organization	A defined unit within program’s organization structure that is assigned responsibility for accomplishing specific tasks.

Risk Register	Is a tool commonly used in project planning and organizational risk assessments. It is often referred to as a Risk Log. It is used for identifying, analyzing and managing risks.

Schedule Performance Index (SPI)	An efficiency rating reflecting how quickly or slowly project work is progressing. Measured as a ratio of work accomplished versus work planned for a given period of time. The formula for SPI is BCWP/BCWS.

Significant Variances	Those differences between planned and actual cost and schedule performance which require further review, analysis, or action. Appropriate thresholds are established as to the magnitude of variances which will require variance analysis.

Statistical Estimate at Completion	Is a single point estimate that can be quickly prepared and used to test the reasonableness of the current cost estimates and budget and to indicate when a comprehensive EAC should be prepared

To-Complete Performance Index (TCPI)	An efficiency rating that provides a projection of the anticipated performance required to achieve the EAC. TCPI indicates the future required cost efficiency needed to achieve a target EAC (Estimate At Complete). Any significant difference between TCPI and the CPI needed to meet the EAC should be accounted for by management in their forecast of the final cost.

Total Allocated Budget (TAB)	The sum of all budgets allocated to the contract. Total allocated budget consists of the performance measurement baseline and all management reserve. The total allocated budget will reconcile directly to the Contract Budget Base (CBB). Any differences will be documented as to quantity and cause.

Undistributed Budget (UB)	Budget applicable to contract effort which has not yet been identified to WBS elements at or below the lowest level of reporting to the Government.

Variance Analysis Report (VAR)	The internal report completed by the Control Account Manager and submitted, through the Intermediate Manager, to the program manager for those Control Accounts which have variances in excess of established thresholds.

Variances	(See Significant Variances).

Work Authorization Document (WAD)	A form used to formally authorize and budget work to the Control Account Manager. This document must include, as a minimum, the Control Account number, Statement of Work, scheduled start and finish dates, budget, and the identity of the CAM. It must be approved by Intermediate Manager, and be agreed to by the Control Account Manager.

Work Breakdown Structure (WBS)	A product-oriented, family-tree composed of hardware, software, services, data and facilities which results from system engineering efforts. A work breakdown structure displays and defines the product(s) to be developed and/ or produced and relates the elements of work to be accomplished to each other and to the end product.

(1) Program WBS. The work breakdown structure that covers the acquisition of a specific defense material item and is related to contractual effort. A program work breakdown structure includes all applicable elements consisting of at least the first three levels of the work breakdown structure and extended by the program manager and /or contractor(s). A program work breakdown structure has uniform element terminology, definition, and placement in the family tree structure.

(2) Contract WBS (CWBS) The complete WBS for a contract, developed and used by a contractor within the guidelines of MIL-Handbook 881 (latest revision) or NASA WBS Handbook (insert reference) or other customer guidelines and according to the contract work statement. It includes the approved work breakdown structure for reporting purposes and its discretionary extension to the lower levels by the contractor, in accordance with MIL-Handbook 881 and the contract work statement. It includes all the elements for the products (hardware, software, data, or services) which are the responsibility of the contractor.

Work Packages	Detailed short-span jobs, or material items, identified by the contractor for accomplishing work required to complete the contract. A Work Package has the following characteristics.

1. It represents units of work at levels where work is performed.

2. It is clearly distinguishable from all other work packages.

3. It is assignable to a single organizational element.

4. It has scheduled start and finish dates and, as applicable, interim milestones, all of which are representative of physical accomplishment.

5. It has a budget or assigned value expressed in terms of dollars, man-hours or other measurable units.

6. Its duration is limited to a relatively short span of time or it is subdivided by discrete value milestones to facilitate the objective measurement of work performed.

7. Itis integrated with detailed engineering, manufacturing, or other schedules.

Work Package Budgets	Resources which are formally assigned by the CAM to accomplish a Work Package, expressed in dollars and/or hours.

Attachment 11

PROPRIETARY DATA SUMMARY LISTING

OF

TETRAPHASE PHARMACEUTICALS, INC.

Exhibit A

Identification and Assertion of Restrictions on the Government’s Use, Release, or

Disclosure of Technical Data or Computer Software.

The Offeror asserts for itself, or the persons identified below, that the Government’s rights to use, release, or disclose the following technical data or computer software should be restricted. Assertions in the table below shall not create any obligation to deliver any data not otherwise required under this contract.

Technical Data or Computer Software to be Furnished With Restrictions*	Basis for Assertion**	Asserted Rights Category***	Name of Person Asserting Restrictions ****

Pre-existing Data - Such data may include, without limitation, the data or categories of data as noted in Exhibit A, attached hereto, as may be amended from time to time.	Developed at private expense and not first produced under this contract	Limited Rights per FAR 52.22714 Alt. II; not permitted to be disclosed outside of the	Tetraphase Pharmaceuticals, Inc.

Data to be produced concurrently but with non-federal funds at private expense - Such data may include, without limitation, the data or categories of data as noted in Exhibit B, attached hereto, as may	Developed at private expense and not first produced under this contract	Limited Rights per FAR 52.22714 Alt. II; not permitted to be disclosed outside of the	Tetraphase Pharmaceuticals, Inc.

Exhibit A

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Attachment 11

PROPRIETARY DATA SUMMARY LISTING

OF

TETRAPHASE PHARMACEUTICALS, INC.

Exhibit B

Identification and Assertion of Restrictions on the Government’s Use, Release, or Disclosure of Technical Data or Computer Software.

The Offeror asserts for itself, or the persons identified below, that the Government’s rights to use, release, or disclose the following technical data or computer software should be restricted. Assertions in the table below shall not create any obligation to deliver any data not otherwise required under this contract.

Technical Data or Computer Software to be Furnished With Restrictions*	Basis for Assertion**	Asserted Rights Category***	Name of Person Asserting Restrictions ****

Pre-existing Data – Such data may include, without limitation, the data or categories of data as noted in Exhibit A, attached hereto, as may be amended from time to time.	Developed at private expense and not first produced under this contract	Limited Rights per FAR 52.22714 Alt. II; not permitted to be disclosed outside of the	Tetraphase Pharmaceuticals, Inc.

Data to be produced concurrently but with non-federal funds at private expense – Such data may include, without limitation, the data or categories of data as noted in Exhibit B, attached hereto, as may	Developed at private expense and not first produced under this contract	Limited Rights per FAR 52.22714 Alt. II; not permitted to be disclosed outside of the	Tetraphase Pharmaceuticals, Inc.

Exhibit B

Subject Matter
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EXHIBIT B

CPFF FAR and HHSAR CLAUSES

Applicable to Subcontracts under Prime Contract HHSO100201200002C

It is intended that the referenced clauses shall apply to Tetraphase in such manner as is necessary to reflect the position of Tetraphase as a subcontractor to CUBRC, to implement Tetraphase’s obligations to the United States Government, and to enable CUBRC to meet its obligations under its Prime Contract. In such clauses, unless otherwise specifically stated, the term “Contractor” means Tetraphase except in the term “Prime Contractor”, “subcontractor” means Tetraphase’s lower tier subcontractors, “Contract” means this Subcontract, both “Contracting Officer” and “Government” mean CUBRC except in the terms “Government Property”, “Government-Owned Property”, and “Former Government Surplus Property” or as otherwise indicated. The above substitutions do not apply to those clauses pertaining to Tetraphase’s proprietary financial information or rights in intellectual property.

The following U.S. Government Clauses are incorporated herein by reference.

FAR CLAUSES INCORPORATED BY REFERENCE

52.202-1	Definitions	JUL 2004
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	APR 1984
52.203-6	Restrictions On Subcontractor Sales To The Government	SEP 2006
52.203-7	Anti-Kickback Procedures	OCT 2010
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	JAN 1997
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	JAN 1997
52.203-12	Limitation On Payments To Influence Certain Federal Transactions	OCT 2010
52.203-13	Contractor Code of Business Ethics & Conduct	APR 2010
52.203-14	Display of Hotline Poster(s)	DEC 2007
52.204-4	Printed or Copied Double-Sided on Postconsumer Fiber Content Paper	MAY 2011
52.204-7	Central Contractor Registration	APR 2008
52.204-8	Annual Representations and Certifications
52.209-6	Protecting the Government’s Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	DEC 2010
52.215-2	Audit and Records-Negotiation (except that Contracting Officer shall refer to the Government)	OCT 2010
52.215-8	Order of Precedence – Uniform Contract Format	OCT 1997
52.215-10	Price Reduction for Defective Cost or Pricing Data	OCT 2010
52.215-12	Subcontractor Cost or Pricing Data	OCT 2010
52.215-14	Integrity of Unit Prices	OCT 2010
52.215-15	Pension Adjustments and Asset Reversions	OCT 2010
52.215-17	Waiver of Facilities Capital Cost of Money	OCT 1997

52.215-18	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other than Pensions	JUL 2005
52.215-19	Notification of Ownership Changes	OCT 1997
52.215-21	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data—Modification	OCT 2010
52.215-23	Limitations on Pass-Through Charges	OCT 2009
52.216-7	Allowable Cost and Payment	DEC 2002
52.216-8	Fixed Fee	JUN 2011
52.219-4	Notice of Price Evaluation Preference for HUBZone Small Business Concerns	JUL 2005
52.219-8	Utilization of Small Business Concerns	JAN 2011
52.219-9	Small Business Subcontracting Plan	JAN 2011
52.219-16	Liquidated Damages – Subcontracting Plan	JAN 1999
52.219-25	Small Disadvantaged Business Participation Program-Disadvantaged Status and Reporting	DEC 2010
52.222-2	Payment of Overtime Premium	JUL 1990
52.222-3	Convict Labor	JUN 2003
52.222-19	Child Labor-Cooperation with Authorities & Remedies	JUN 2010
52.222-21	Prohibition Of Segregated Facilities	FEB 1999
52.222-26	Equal Opportunity	MAR 2007
52.222-35	Equal Opportunity For Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans	SEP 2010
52.222-36	Affirmative Action For Workers With Disabilities	OCT 2010
52.222-37	Employment Reports On Special Disabled Veterans, Veterans Of The Vietnam Era, and Other Eligible Veterans	SEP 2010
52.222-50	Combating Trafficking in Persons	FEB 2009
52.222-54	Employment Eligibility Verification	JAN 2009
52.223-18	Encouraging Contractor Policies to Ban Text Messaging While Driving	SEP 2010
52.224-1	Privacy Act Notification	APR 1984
52.224-2	Privacy Act	APR 1984
52.225-1	Buy American Act-Supplies	FEB 2009
52.225-13	Restrictions on Certain Foreign Purchases	JUN 2008
52.227-1	Authorization and Consent, Alternate I (Apr 1984)	DEC 2007
52.227-2	Notice And Assistance Regarding Patent And Copyright Infringement	DEC 2007
52.227-11	Patent Rights-Ownership By The Contractor (Note: In accordance with FAR 27.303(b)(2), paragraph (e) is modified to include the requirements in FAR 27.303(b)(2)(i) through (iv). The frequency of reporting in (i) is annual.	DEC 2007
52.227-14 Alt. II	Rights in Data – General: Alternate II, with additional permissible disclosures specified as “None” in the Limited Rights Notice in paragraph (g)(3). The categories of data that, if provided, would be provided with Limited Rights are described in Attachment G to this Subcontract.	DEC 2007

52.227-16	Additional Data Requirements	JUN 1987
52.232-9	Limitation On Withholding Of Payments	APR 1984
52.232-20	Limitation of Cost	APR 1984
52.232-23	Assignment of Claims	JAN 1986
52.233-4	Applicable Law for Breach of Contract Claim	OCT 2004
52.242-1	Notice of Intent to Disallow Costs	APR 1984
52.242-3	Penalties for Unallowable Costs	MAY 2001
52.242-4	Certification of Final Indirect Costs	JAN 1997
52.242-13	Bankruptcy	JUL 1995
52.242-15	Stop-Work Order, Alternate I	AUG 1989
52.243-2	Changes--Cost-Reimbursement, Alternate V	APR 1987
52.244-2	Subcontracts, Alternate I	OCT 2010
52.244-5	Competition in Subcontracting	DEC 1996
52.244-6	Subcontracts for Commercial Items	DEC 2010
52.245-1	Government Property	JUN 2007
52.245-9	Use and Charges	AUG 2010
52.246-9	Inspection of Research & Development (Short Form)	APR 1984
52.246-23	Limitation of Liability	FEB 1997
52.247-63	Preference for U.S. –Flag Air Carriers	JUN 2003
52.249-6	Termination (Cost-Reimbursement)	MAY 2004
52.249-14	Excusable Delays	APR 1984
52.251-1	Government Supply Sources	APR 1984
2.253-1	Computer Generated Forms	JAN 1991

DEPARTMENT OF HEALTH AND HUMAN SERVICES

ACQUISITION REGULATION (HHSAR) (48 CHAPTER 3)

CLAUSES INCORPORATED BY REFERENCE:

352.201-70	Paperwork Reduction Act	JAN 2006
352.202-1	Definitions- with Alternate paragraph (h)(Jan 2006)	JAN 2006
352.203-70	Anti-Lobbying	JAN 2006
352.216-70	Additional Cost Principles	JAN 2006
352.222-70	Contractor Cooperation in Equal Employment Opportunity Investigations	JAN 2010
352.223-70	Safety and Health	JAN 2006
352.224-70	Privacy Act	JAN 2006
352.227-70	Publications and Publicity	JAN 2006
352.228-7	Insurance – Liability to Third Persons	DEC 1991
352.231-71	Pricing of Adjustments	JAN 2001
352.233-71	Litigation and Claims	JAN 2006
352.242-70	Key Personnel	JAN 2006
352.242-73	Withholding of Contract Payments	JAN 2006
352.242-74	Final Decisions on Audit Findings	APR 1984
352.270-4	Protection of Human Subjects	JAN 2006
352.270-6	Restriction on Use of Human Subjects	JAN 2006

ARTICLE I.2. ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT

This contract incorporates the following clauses in full text.

FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

a.	FAR Clause 52.217-9, Option to Extend the Term of the Contract (Mar 2000)

(a) The Government may extend the term of this contract by written notice to the Contractor within 30 days after the Government has completed its analysis of the deliverables associated with the applicable GO/NO GO Decision gate; provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least 30 days before the contract expires. The preliminary notice does not commit the Government to an extension.

(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed 5 years.

b.	FAR Clause 52.219-28, Post-Award Small Business Program Representation (April 2009).

(a)	Definitions. As used in this clause—

Long-term contract means a contract of more than five years in duration, including options. However, the term does not include contracts that exceed five years in duration because the period of performance has been extended for a cumulative period not to exceed six months under the clause at 52.217-8, Option to Extend Services, or other appropriate authority.

Small business concern means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR part 121 and the size standard in paragraph (c) of this clause. Such a concern is “not dominant in its field of operation” when it does not exercise a controlling or major influence on a national basis in a kind of business activity in which a number of business concerns are primarily engaged. In determining whether dominance exists, consideration shall be given to all appropriate factors, including volume of business, number of employees, financial resources, competitive status or position, ownership or control of materials, processes, patents, license agreements, facilities, sales territory, and nature of business activity.

(b) If the Contractor represented that it was a small business concern prior to award of this contract, the Contractor shall represent its size status according to paragraph (e) of this clause or, if applicable, paragraph (g) of this clause, upon the occurrence of any of the following:

(1) Within 30 days after execution of a novation agreement or within 30 days after modification of the contract to include this clause, if the novation agreement was executed prior to inclusion of this clause in the contract.

(2) Within 30 days after a merger or acquisition that does not require a novation or within 30 days after modification of the contract to include this clause, if the merger or acquisition occurred prior to inclusion of this clause in the contract.

(3) For long-term contracts—

(i) Within 60 to 120 days prior to the end of the fifth year of the contract; and

(ii) Within 60 to 120 days prior to the date specified in the contract for exercising any option thereafter.

(c) The Contractor shall represent its size status in accordance with the size standard in effect at the time of this representation that corresponds to the North American Industry Classification System (NAICS) code assigned to this contract. The small business size standard corresponding to this NAICS code can be found at http://www.sba.gov/contractingopportunities/officials/size/index.html .

(d) The small business size standard for a Contractor providing a product which it does not manufacture itself, for a contract other than a construction or service contract, is 500 employees.

(e) Except as provided in paragraph (g) of this clause, the Contractor shall make the representation required by paragraph (b) of this clause by validating or updating all its representations in the Online Representations and Certifications Application and its data in the Central Contractor Registration, as necessary, to ensure that they reflect the Contractor’s current status. The Contractor shall notify the contracting office in writing within the timeframes specified in paragraph (b) of this clause that the data have been validated or updated, and provide the date of the validation or update.

(f) If the Contractor represented that it was other than a small business concern prior to award of this contract, the Contractor may, but is not required to, take the actions required by paragraphs (e) or (g) of this clause.

(g) If the Contractor does not have representations and certifications in ORCA, or does not have a representation in ORCA for the NAICS code applicable to this contract, the Contractor is required to complete the following representation and submit it to the contracting office, along with the contract number and the date on which the representation was completed:

The Contractor represents that it [ ] is, [ ] is not a small business concern under NAICS Code assigned to contract number.

[Contractor to sign and date and insert authorized signer’s name and title].

EXHIBIT C

ADDITIONAL FLOW DOWN CLAUSES FROM

PRIME CONTRACT HHSO100201200002C

It is intended that the referenced clauses shall apply to Tetraphase in such manner as is necessary to reflect the position of Tetraphase as a subcontractor to CUBRC, to insure Tetraphase’s obligations to CUBRC and to the United States Government, and to enable CUBRC to meet its obligations under its Prime Contract. In such clauses, unless otherwise specifically stated, the term “Contractor” means Tetraphase except in the term “Prime Contractor”, “Subcontractor” means Tetraphase’s lower tier Subcontractor, “Contract” means this Subcontract, both “Contracting Officer” and “Government” mean CUBRC except in the terms “Government Property”, “Government-Owned Property”, and “Former Government Surplus Property” or as otherwise indicated. The above substitutions do not apply to those clauses dealing with Tetraphase proprietary financial information or rights in intellectual property.

The following clauses of the Prime Contract are incorporated herein.

ARTICLE B.5. ADVANCE UNDERSTANDINGS

a.	Man-in-Plant

With seven (7) days advance notice to the Contractor in writing from the Contracting Officer, the Government may place a man-in-plant in the Contractor’s facility, who shall be subject to the Contractor’s policies and procedures regarding security and facility access at all times while in the Contractor’s facility.

b.	Security Plan

No Security Plan is required for this effort due to an approved security waiver dated 6 December 2011.

c.	Subcontracts and Consultants

Award of any FFP subcontract or FFP consulting agreement in excess of $150,000 or any cost reimbursement subcontract or consulting agreement shall not proceed without the prior written consent of the Contracting Officer via a Contracting Officer Authorization (COA) Letter upon review of the supporting documentation required by FAR Clause 52.244-2, Subcontracts. After receiving written consent of the subcontract by the Contracting Officer, a copy of the signed, executed subcontract and consulting agreement shall be provided to the Contracting Officer.

CUBRC shall undertake its best efforts to secure any required approvals of subcontracts, consulting agreements and/or modifications in furtherance of the Prime Contract to which Tetraphase is a party.

d.	Site Visits and Inspections

At the discretion of the USG and independent of activities conducted by the Contractor, with ten (10) business days notice to the contractor, the USG reserves the right to conduct site visits and inspections on an as needed basis.

e.	Invoices - Cost and Personnel Reporting, and Variances from the Negotiated Budget

The Contractor agrees to provide a detailed breakdown on invoices of the following cost categories:

a. Direct Labor - List individuals by name, title/position, hourly/annual rate, level of effort (actual hours or % of effort), breakdown by task performed by personnel, and amount claimed.

b. Fringe Benefits - Cite rate and amount

c. Overhead - Cite rate and amount

d. Materials & Supplies - Include detailed breakdown when total amount is greater than $1,000.

e. Travel - Identify travelers, dates, destination, purpose of trip, and amount. Cite COA, if appropriate. List separately domestic travel, general scientific meeting travel, and foreign travel.

f. Consultant Fees - Identify individuals and amounts.

g. Subcontracts - Attach Subcontractor invoice(s). Cite applicable COA or notification.

h. Equipment - Cite authorization and amount.

i. Other Direct Costs - Include detailed breakdown when total amount is greater than $1,000.

j. G&A - Cite rate and amount.

k. Total Cost

l. Fixed Fee

m. Total CPFF

Monthly invoices must include the cumulative total expenses to date, adjusted (as applicable) to show any amounts suspended by the Government. In order to verify allowability, further breakdown of costs may be requested at the Government’s discretion.

f.	Confidential Treatment of Sensitive Information

The Contractor shall guarantee strict confidentiality of any information/data of a sensitive nature that is provided to the Contractor by the Government during the performance of the contract. The Government has determined that the information/data that the Contractor will be provided during the performance of the contract is of a sensitive nature.

Disclosure of information/data that is sensitive in nature, in whole or in part, by the Contractor can only be made after the Contractor receives prior written approval from the Contracting Officer. Whenever the Contractor is uncertain with regard to the proper handling of information/data under the contract, the Contractor shall obtain a written determination from the Contracting Officer. (See also HHSAR clause 352.224-70).

Notwithstanding the foregoing, such information/data shall not be deemed of a sensitive nature with respect to the Contractor for purposes of this contract if such information/data: (a) was already known to the Contractor; (b) was generally available or known, or was otherwise part of the public domain, at the time of its disclosure to the Contractor; (c) became generally available or known, or otherwise became part of the public domain, after its disclosure to, or, with respect to the information/data by, the Contractor through no fault of the Contractor; (d) was disclosed to the Contractor, other than under an obligation of confidentiality or non-use, by a third party who had no obligation to the Government that controls such information/data not to disclose such information/data to others; or (e) was independently discovered or developed by the Contractor, as evidenced by its written records, without the use of information/data belonging to the Government.

Contractor may disclose information/data of a sensitive nature provided by the Government to the extent that such disclosure is: (a) made in response to a valid order of a court of competent jurisdiction or other supra-national, federal, national, regional, state, provincial or local governmental or regulatory body of competent jurisdiction; provided, however, that the Contractor shall first have given notice to the Government and give the Government a reasonable opportunity to quash such order and to obtain a protective order requiring that the information/data of a sensitive nature that is the subject of such order be held in confidence by such court or agency or, if disclosed, be used only for the purposes for which the order was issued; and provided further that if a disclosure order is not quashed or a protective order is not obtained, the information/data disclosed in response to such court or governmental order shall be limited to that information which is legally required to be disclosed in response to such court or governmental order; (b) otherwise required by law, in the opinion of legal counsel to the Contractor as expressed in an opinion letter in form and substance reasonably satisfactory to the Government, which shall be provided to the Government at least two (2) business days prior to the Contractor’s disclosure of the information/data; or (c) made by the Contractor to the Regulatory Authorities as required in connection with any filing, application or request for Regulatory Approval; provided, however, that reasonable measures shall be taken to assure confidential treatment of such information/data.

g.	Sharing of contract deliverables within United States Government (USG)

In an effort to build a robust medical countermeasure pipeline through increased collaboration, BARDA may share technical deliverables with USG entities responsible for Medical Countermeasure Development. In accordance with recommendations from the Public Health Emergency Medical Countermeasure Enterprise Review, agreements established in the Integrated Portfolio’s Portfolio Advisory Committee (PAC) Charter, Technology Transfer Agreements (TTA) between BARDA and the Defense Threat Reduction Agency and the National Institute of Allergies and Infectious Diseases (NIAID), BARDA may share technical deliverables set forth in Article F.2 with colleagues within the Integrated Portfolio. This advance understanding does not authorize BARDA to share financial information outside HHS. The Contractor is advised to review the terms of FAR Clause 52.227-14 regarding the Government’s rights to deliverables submitted during performance as well as the Government’s rights to data contained within those deliverables.

h.	Earned Value Management System (EVMS) Implementation Requirements

The Contractor and BARDA agree that the EVMS implementation requirements that are contained in this contract are limited to the implementation requirements outlined by the 7 Principles of Earned Value Management Tier 2 System Implementation Intent Guide contained in Attachment 9 of the contract. The total amount of this contract reflects the use of the 7 Principles of EVMS Implementation. Any EVMS implementation requirements that are beyond the intent of the 7 Principles of EVMS Implementation shall not proceed until the Contracting Officer sends a written request for a proposal to the Contractor and a bilateral modification is issued to the contract for the purposes of incorporating the additional costs for the performance of these requirements into the contract.

i.	Overtime Compensation

No overtime (premium) compensation is authorized under the subject contract. Billing of actual hours should be limited to total productive hours in a month (8 hours/day).

ARTICLE C.2. REPORTING REQUIREMENTS

Technical Reports

In addition to those reports required by the other terms of this contract, the Contractor shall prepare and submit the following reports in the manner stated below and in accordance with the DELIVERIES Article in SECTION F of this contract and in SECTION J-List of Attachments, attached hereto and made a part of the contract.

A.	Monthly Progress Report

This report shall include a description of the activities during the reporting period, and the activities planned for the ensuing reporting period. The first reporting period consists of the first full month of performance plus any fractional part of the initial month. Thereafter, the reporting period shall consist of each calendar month.

The Contractor shall submit a Monthly Progress Report according to the dates set forth in ARTICLE F.2. of this contract. The format should include:

A cover page that includes the contract number and title; the type of report and period that it covers; the Contractor’s name, address, telephone number, fax number, and e-mail address; the Tetraphase PI name, address, telephone number, fax number, and e-mail address; and the date of submission; The progress report shall conform to the requirements set forth in the DELIVERIES Article in SECTION F of this contract.

•	SECTION I - EXECUTIVE SUMMARY

•	SECTION II - PROGRESS

•	SECTION II Part A: OVERALL PROGRESS - A description of overall progress.

•

SECTION II Part B: MANAGEMENT AND ADMINISTRATIVE UPDATE - A description of all meetings, conference calls, etc. that have taken place during the reporting period. Include progress on administration and management issues (e.g., evaluating, and managing subcontractor performance, and personnel changes).

•

SECTION II Part C: TECHNICAL PROGRESS - For each activity related to Gantt chart, document the results of work completed and cost incurred during the period covered in relation to proposed progress, effort and budget. The report shall be in sufficient detail to explain comprehensively the results achieved. The description shall include pertinent data and/or graphs in sufficient detail to explain any significant results achieved and preliminary conclusions resulting from analysis and scientific evaluation of data accumulated to date under the contract. The report shall include a description of problems encountered and proposed corrective action; differences between planned and actual progress, why the differences have occurred and what corrective actions are planned; preliminary conclusions resulting from analysis and scientific evaluation of data accumulated to date under the project.

•	SECTION II Part D: PROPOSED WORK - A summary of work proposed related to Gantt chart for the next reporting period and preprints/reprints of papers and abstracts.

•

SECTION III Part A: Earned Value Management Reporting: Contractor will provide a monthly Contract Performance Report (CPR) at an agreed upon reporting level (WBS level 3) using the BARDA provided WBS and a Variance Analysis Report. EVMS shall be applied to all Cost Plus Fixed Fee CLINs as part of the Integrated Master Project Plan following the Seven Principles of Earned Value Management. In accordance with FAR 52.215-2, Audit and Records-Negotiation, BARDA may request, on a quarterly or ad hoc basis that the Contractor provide raw data. BARDA may request additional data at a reporting level or at lower levels, as BARDA deems necessary.

A Monthly Progress Report will not be required in the same month that the Quarterly or Annual Technical Progress Report is submitted.

B. Annual Progress Report

This report shall include a summation of the results of the entire contract work for the period covered. An Annual Technical Progress Report will not be required for the period when the Final Technical Progress Report is due. Monthly and Quarterly Progress Reports shall not be submitted in the same month when an Annual Progress Report is due.

The first Annual Progress Report shall be submitted in accordance with the date set forth in ARTICLE F.2. of this contract. Each Annual Progress Report shall include:

A Cover page that includes the contract number and title; the type of report and period that it covers; the Contractor’s name, address, telephone number, fax number, and email address; the Tetraphase PI name, address, telephone number, fax number, and e-mail address; and the date of submission; The progress report shall conform to the requirements set forth in the DELIVERIES Article in SECTION F of this contract.

•	SECTION I: EXECUTIVE SUMMARY - A brief overview of the work completed, and the major accomplishments achieved during the reporting period.

•	SECTION II: PROGRESS

•	SECTION II Part A: OVERALL PROGRESS - A description of overall progress.

•

SECTION II Part B: MANAGEMENT AND ADMINISTRATIVE UPDATE - A description of all meetings, conference calls, etc. that have taken place during the reporting period. Include progress on administration and management issues (e.g. evaluating, and managing subcontractor performance; regulatory compliance audits, and personnel changes).

•

SECTION II Part C: TECHNICAL PROGRESS - A detailed description of the work performed structured to follow the activities and decision gates outlined at the Integrated Baseline Review and as described in the Integrated Master Plan. The Report should include a description of any problems (technical or financial) that occurred or were identified during the reporting period, and how these problems were resolved.

•	SECTION II Part D: PROPOSED WORK - A summary of work proposed for the next year period to include an updated Gantt Chart.

•

SECTION III Part A: EARNED VALUE MANAGEMENT REPORTING - Contractor will provide a quarterly Contract Performance Report (CPR) at an agreed upon (WBS level 3) reporting level using the BARDA provided WBS and a Variance Analysis Report. EVMS shall be applied to all Cost Plus Fixed Fee CLINs as part of the Integrated Master Project Plan following the Seven Principles of Earned Value Management. In accordance with FAR 52.215-2, Audit and Records-Negotiation, BARDA may request, on a quarterly or ad hoc basis that the Contractor provide raw data. BARDA may request additional data at a reporting level or at lower levels, as BARDA deems necessary.

Contractor also should include the following in the Annual Progress Report:

1. Copies of manuscripts (published and unpublished), abstracts, and any protocols or methods developed specifically under the contract during the reporting period; and

2. A summary of any Subject Inventions per the requirements under FAR Clause 52.227-11.

C.	Draft Final Technical Progress Report and Final Technical Progress Report

These reports are to include a summation of the work performed and results obtained for the entire contract period of performance. This report shall be in sufficient detail to describe comprehensively the results achieved. The Draft Final Report and Final Report shall be submitted in accordance with the DELIVERIES Article in SECTION F of the contract. An Annual Technical Progress Report will not be required for the period when the Final Technical Progress Report is due. The Draft Final Technical Progress Report and the Final Technical Progress Report shall be submitted in accordance with the dates set forth in ARTICLE F.2. of this contract. The report shall conform to the following format:

1.	Cover page to include the contract number, contract title, performance period covered, Contractor’s name and address, telephone number, fax number, email address; the Tetraphase PI name, address, telephone number, fax number, and e-mail address; and submission date.

2.	SECTION I: EXECUTIVE SUMMARY - Summarize the purpose and scope of the contract effort including a summary of the major accomplishments relative to the specific activities set forth in the Statement of Work.

3.	SECTION II: RESULTS - A detailed description of the work performed related to the Gantt chart, the results obtained, and the impact of the results on the scientific and/or public health community including a listing of all manuscripts (published and in preparation) and abstracts presented during the entire period of performance and a summary of all inventions.

Draft Technical Progress Report: The Contractor is required to submit the Draft Final Technical Progress Report to the Contracting Officer’s Technical Representative and Contracting Officer. The Contracting Officer’s Technical Representative and Contracting Officer will review the Draft Final Technical Progress Report and provide the Contractor with comments in accordance with the dates set forth in ARTICLE F.2. of this contract.

Final Technical Progress Report: The Contractor will deliver the final version of the Final Technical Progress Report on or before the completion date of the contract. The final version shall include or address the Contracting Officer’s Technical Representative comments and Contracting Officer comments on the draft report. Final Technical Progress Report shall be submitted on or before the completion date of the contract.

D.	Summary of Salient Results

The Contractor shall submit, with the Final Technical Progress Report, a summary (not to exceed 200 words) of salient results achieved during the performance of the contract.

E.	Other Technical Progress Reports

1.	Draft Report for Clinical and Non-Clinical Studies and Final Report for Clinical and Non-Clinical Studies
•

The non-clinical and clinical trial reports shall follow the format of International Conference on Harmonization document ICH E3 “Guidelines on Structure and Content of Clinical Study Reports” (http://www.pharmacontract.ch/support/su_ich_liste.htm)

•

Draft Final Report for Clinical and Non-Clinical Studies funded by this contract will be submitted to the Contracting Officer’s Technical Representative and Contracting Officer (CO) for review and comment within the time frames set forth by ARTICLE F.2. of this contract.

•

Subcontractor prepared reports received by the Prime Contractor shall be submitted to the Contracting Officer’s Technical Representative and Contracting Officer (CO) for review and comment as set forth by ARTICLE F.2. of this contract.

•	The Government shall provide written comments to the Draft Final Report for Clinical and Non-Clinical Studies in accordance with the dates set forth in ARTICLE F.2. of this contract.

•

The comprehensive Final Report for Clinical and Non-Clinical Studies will be submitted to the Contracting Officer and the Contracting Officer’s Technical Representative as set forth by ARTICLE F.2. of this contract. The final version shall include or address the Contracting Officer’s Technical Representative comments and Contracting Officer comments on the draft report.

•	See section ARTICLE F.2. REPORTING REQUIREMENTS AND DELIVERABLES for additional clarification and deliverable requirements.

F.	Audit Reports

Upon receipt of an FDA Form 483 related to conformance to FDA regulations and guidance, including adherence to GLP, GMP, or GCP guidelines, as it relates to performance under this contract where the results will adversely impact contract performance, the Contractor shall provide the Contracting Officer’s Technical Representative and the Contracting Officer with copies of Form 483 within the time frame set forth by ARTICLE F.2 of this contract. Furthermore, the Contractor shall provide a plan for addressing areas of nonconformance to FDA regulations and guidance for GLP, GMP or GCP guidelines as identified in the final audit report within the time frame set forth by ARTICLE F.2 of this contract. See ARTICLE F.2. DELIVERABLES.

G.	Clinical and Non-Clinical Protocols

BARDA has a responsibility to obtain documentation concerning mechanisms and procedures that are in place to protect the safety of participants and animals in BARDA funded clinical trials and non-clinical studies. Therefore, the Contractor shall develop a protocol for each clinical trial and non-clinical study funded under this contract and submit all such protocols and protocol amendments to the BARDA Contracting Officer’s Representative (COR) for evaluation and comment. Approval is required before work under a protocol may begin. BARDA COR comments will be forwarded to the Contractor within ten (10) business days. The Contractor must address, in writing, all concerns (e.g. study design, safety, regulatory, ethical, and conflict of interest) raised by the BARDA COR.

If the draft protocols are to be submitted to the FDA, BARDA review shall occur before submission, pursuant to the terms set forth by ARTICLE F.2 of this contract. The Contractor shall consider revising their protocols to address BARDA’s concerns and recommendations prior to FDA submission. The Contractor must provide BARDA with a copy of FDA submissions, within the time frame set forth by ARTICLE F.2 of this contract.

Execution of clinical and non-clinical studies requires written authorization from BARDA. The Government will provide written authorization to the Contractor upon either 1) receiving documentation in which all COR comments have been satisfactorily addressed; or 2) receiving documentation that the FDA has reviewed and commented on the protocol.

BARDA shall have rights to all protocols, data resulting from execution of these protocols, and final reports funded by BARDA under this contract, as set forth in PART II of this contract and defined in the FAR. BARDA reserves the right to request that the Awardee provide any contract deliverable in a non-proprietary form to ensure BARDA has the ability to review and distribute the deliverables as BARDA deems necessary.

Important information regarding performing human subject research is available at http://www3.niaid.nih.gov/healthscience/clinicalstudies/.

Any updates to technical reports are to be addressed in the Monthly and Annual Progress Reports. The Contractor shall advise the Contracting Officer’s Technical Representative or designee in writing and via electronic communication in a timely manner of any issues potentially affecting contract performance.

1.	Non-Clinical Terms of Award

These Non-Clinical Terms of Award detail an agreement between the Biomedical Advanced Research and Development Authority (BARDA) and the Contractor; they apply to all grants and contracts that involve non-clinical research.

a.	Safety and Monitoring Issues

i.	PHS Policy on Humane Care and use of Laboratory Animals

Before study execution and then with the annual progress report, the Contractor must submit to BARDA a copy of the current Institutional Animal Care and Use Committees (IACUC) documentation of continuing review and approval and the Office of Laboratory Animal Welfare (OLAW) federal wide assurance number for the institution or site.

If other institutions are involved in the research (e.g., a multicenter trial or study), each institution’s IACUC must review and approve the protocol. They must also provide BARDA initial and annual documentation of continuing review and approval and federal wide assurance number.

The Contractor must ensure that the application, as well as all protocols, are reviewed by the performing institution’s IACUC.

To help ensure the safety of animals used in BARDA-funded studies, the Contractor must provide BARDA copies of documents related to all major changes in the status of ongoing protocols, including the following:

•	All amendments or changes to the protocol, identified by protocol version number, date, or both and date it is valid.

•	All material changes in IACUC policies and procedures, identified by version number, date, and all required signatories (if applicable).

•	Termination or temporary suspension of the study(ies) for regulatory issues.

•	Termination or temporary suspension of the protocol.

•	Any change that is made in the specific IACUC approval for the indicated study(ies).

•	Any other problems or issues that could affect the scientific integrity of the study(ies), i.e., fraud, misrepresentation, misappropriation of funds, etc.

Contractor must notify BARDA of any of the above changes within five (5) business days from the time the Contractor becomes aware of such changes by email or fax, followed by a letter signed by the institutional business official, detailing notification of the change of status to the local IACUC and a copy of any responses from the IACUC.

If a non-clinical protocol has been reviewed by an institutional biosafety committee (IBC) or the NIH Recombinant DNA Advisory Committee (RAC), the Contractor must provide information about the initial and ongoing review and approval, if any. See the NIH Guidelines for Research Involving Recombinant DNA Molecules.

ii.	Non-Clinical Data and Safety Monitoring Requirements

BARDA strongly recommends continued safety monitoring for all non-clinical studies of investigational drugs, devices, or biologics. FDA expects non-clinical studies to include safety in addition to efficacy. Awardee should consider evaluation of clinical relevant safety markers in the pivotal and non-pivotal, non-clinical studies. In preparation for clinical trials of licensed or not yet licensed products, it is imperative that BARDA-sponsored studies of any type measure the risk and safety parameters that are elicited and proved a safety profile from the studies for future human risk assessment.

A risk is minimal where the probability and magnitude of harm or discomfort anticipated in the proposed research are not greater than those ordinarily encountered in daily life or during the performance of routine physical or psychological examinations or tests. For example, the risk of drawing a small amount of blood from a healthy subject for research purposes is no greater than the risk of doing so as part of a routine physical examination (45 CFR 46.102(i)).

BARDA will work with the Contractor on decisions regarding the type and extent of safety data accrual to be employed before the start of efficacy or safety studies.

The Contractor shall inform BARDA of any upcoming site visits and/or audits of CRP facilities funded under this effort. BARDA reserves the right to accompany the awardee on site visits and/or audits of CROs as BARDA deems necessary.

b.	BARDA Review Process before Non-Clinical study Execution Begins

BARDA is under the same policy-driven assurances as NIH in that it has a responsibility to ensure that mechanisms and procedures are in place to protect the safety and welfare of animals used in BARDA-funded non-clinical trials. Therefore, before study execution, the Contractor must provide the following (as applicable) for review and comment by BARDA:

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IACUC approved (signed) non-clinical research protocol identified by version number, date, or both, including details of study design, euthanasia criteria, proposed interventions, and exclusion criteria.

•	For non-pivotal mouse studies, the Contractor will provide an annual animal care and use protocol.

•	Documentation of IACUC approval, including OLAW federal wide number, IACUC registration number, and IACUC name.

•	Contractor should reduce the number of animals required for a study using power of statistics.

•	Plans for the management of side effects, rules for interventions and euthanasia criteria.

•	Procedures for assessing and collecting safety data were appropriate.

•

If a study is contracted through Contract Research Organizations (CROs), work orders and service agreements the Contractor shall assure an integrated safety documentation plan is in place for the study site, pharmacy service records on the dosing material to be used and excipients, and laboratory services (including histopathology).

•

Documentation that the Contractor and all required staff responsible for the conduct of the research have received training in the protection and handling of animals, or that the CRO has the required documentation.

•

Purchasing of animals and/or other supplies for non-clinical studies funded in part or in whole by BARDA requires written approval by the Contracting Officer in accordance with the contract. The Contractor must have the ability to return/re-sell animals, at purchase price, to distributor or a third part, in the event that the Contracting Officer Authorization is not granted.

•	Provide justification for whether studies require good laboratory practice (GLP) conditions.

•	Provide justification for whether studies will be classified as non-pivotal or pivotal studies.

Documentation of each of the above items shall be submitted to the BARDA for evaluation and comment in conjunction with the protocol. Execution of non-clinical studies requires written authorization from BARDA in accordance with this section of the contract.

c.	References

Public Health Service Policy on Humane Care and Use of Laboratory Animals

http://grants.nih.gov/grants/olaw/InvestigatorsNeed2Know.pdf

USDA Animal Welfare Act

http://awic.nal.usda.gov/nal_display/index.php?info_center=3&tax_level=3&tax_subject=182&topic_id=1118&level3_id=6735&level4_id=0&level5_id=0&placement_default=0

2.	Clinical Terms of Award

These Clinical Terms of Award detail an agreement between the Biomedical Advanced Research and Development Authority (BARDA) and the Contractor; they apply to all clinical research under this contract.

Safety and Monitoring Issues

a.	Institutional Review Board or Independent Ethics Committee Approval

Before study execution, the Contractor must submit to BARDA a copy of the current IRB-or IEC-approved informed consent document for US sites, documentation of continuing review and approval and the OHRP federal wide assurance number for the institution or site.

If other institutions are involved in the research (e.g., a multicenter clinical trial or study), each institution’s IRB or IEC must review and approve the protocol. They must also provide BARDA initial and annual documentation of continuing review and approval, including the current approved informed consent document and federal wide number.

The Contractor must ensure that the application as well as all protocols are reviewed by the appropriate IRB or IEC.

To help ensure the safety of participants enrolled in BARDA-funded studies, the Contractor must provide BARDA copies of documents related to all major changes in the statues of ongoing protocols, including the following:

•	All amendments or changes to the protocol, identified by protocol version number, date, or both and dates it is valid.

•	All changes in informed consent documents, identified by version number, dates, or both and dates it is valid.

•	Termination or temporary suspension of patient accrual.

•	Termination or temporary suspension of the protocol.

•	Any change in IRB approval.

•	Any other problems or issues that could affect the participants in the studies.

The Contractor must notify BARDA through the Project Officer (PO) or Contracting Officer (CO) of any of the above changes within five (5) business days by email or fax, followed by a letter signed by the institutional business official, detailing notification of the change of status to the local IRB and a copy of any responses from the IRB or IEC.

If a clinical protocol has been reviewed by an institutional biosafety committee (IBC) or the NIH Recombinant DNA Advisory Committee (RAC), the Contractor must provide information about the initial and ongoing review and approval, if any. See the NIH Guidelines for Research Involving Recombinant DNA Molecules.

b.	Data and Safety Monitoring Requirements

BARDA strongly recommends independent safety monitoring for clinical trials of investigational drugs, devices, or biologics; clinical trial of licensed products; and clinical research of any type involving more than minimal risk to volunteers. Independent monitoring can take a variety of forms. Phase III clinical trials must be reviewed by an independent data and safety monitoring board (DSMB); other trials may require DSMB oversight as well. The Contractor shall inform BARDA of any upcoming site visits and/or audits of CRO facilities funded under this effort. BARDA reserves the right to accompany the Contractor on site visits and/or audits of CROs as BARDA deems necessary.

A risk is minimal where the probability and magnitude of harm or discomfort anticipated in the proposed research and not greater than those ordinarily encountered in daily life or during the performance of routine physical or psychological examinations or tests. For examples, the risk of drawing a small amount of blood from a healthy individual for research purposes is no greater than the risk of doing so as part of a routine physical examination (45 CFR 46.102I).

Final decisions regarding the type of monitoring to be used must be made jointly by BARDA and the Contractor before enrollment starts. Discussions with the responsible BARDA Project Officer regarding appropriate safety monitoring and approval of the final monitoring plan by BARDA must occur before patient enrollment begins and may include discussions about the appointment of one of the following.

•

Independent Safety Monitor - a physician or other appropriate expert who is independent of the study and available in real time to review and recommend appropriate action regarding adverse events and other safety issues.

•	Independent Monitoring Committee (IMC) or Safety Monitoring Committee (SMC) - a small group of independent investigators and biostatisticians who review data from a particular study.

•

Data and Safety Monitoring Board - an independent committee charged with reviewing safety and trial progress and providing advice with respect to study continuation, modification, and termination. The Contractor may be required to use an established BARDA DSMB or to organize an independent DSMB. All phase III clinical trials must be reviewed by a DSMB; other trials may require DSMB oversight as well. Please refer to: NIAID Principles for Use of a Data and Safety Monitoring Board (DSMB) For Oversight of Clinical Trials Policy.

When a monitor or monitoring board is organized, a description of it, its charter or operating procedures (including a proposed meeting schedule and plan for review of adverse events), and roster and curriculum vitae from all members must be submitted to and approved by BARDA before enrollment starts. The Contractor will also ensure that the monitors and board members report any conflicts of interest and the Contractor will maintain a record of this. The Contractor will share conflict of interest reports with BARDA.

Additionally, the Contractor must submit written summaries of all reviews conducted by the monitoring group to the BARDA within thirty (30) days of reviews or meetings.

A.	BARDA Protocol Review Process Before Patient Enrollment Begins

BARDA has a responsibility to ensure that mechanisms and procedures are in place to protect the safety of participants in BARDA-supported clinical trial. Therefore, before patient accrual or participant enrollment, the Contractor must ensure the following (as applicable) are in place prior to patient accrual or enrollment at each participating institution.

•	IRB- or IEC-approved clinical research protocol identified by version number, date, or both, including details of study design, proposed interventions, patient eligibility, and exclusion criteria.

•	Documentation of IRB or IEC approval, including OHRP federal wide number, IRB or IEC registration number, and IRB and IEC name.

•	IRB- or IEC- approved informed consent document, identified by version number, date, or both and dates it is valid.

•	Plans for the management side effects.

•	Procedures for assessing and reporting adverse events.

•	Plans for data and safety monitoring (see B above) and monitoring of the clinical study site, pharmacy, and laboratory.

•	Documentation that the Contractor and all study staff responsible for the design or conduct of the research have received training in the protection of human subjects.

Documentation to demonstrate that each of the above items are in place shall be submitted to the BARDA) for evaluation and comment in conjunction with the protocol. Execution of clinical studies requires written authorization from BARDA in accordance with this section of this contract.

B.	Investigational New drug or Investigational Device Exemption Requirements

Consistent with federal regulations, clinical research projects involving the use of investigational therapeutics, vaccines, or other medical interventions (including licensed products and devices for a purpose other than that for which they were licensed) in humans under a research protocol must be performed under a Food and Drug Administration (FDA) investigational new drug (IND) or investigational device exemption (IDE).

Exceptions must be granted in writing by FDA. If the proposed clinical trial will be performed under an IND or IDE, the Contractor must provide BARDA with the name and institution of the IND or IDE sponsor, the date the IND or IDE was filed with FDA, the FDA IND or IDE number, any written comments from GDA, and the written responses to those comments.

Unless FDA notifies Contractor otherwise, the Contractor must wait thirty (30) calendar days from FDA receipt of an initial IND or IDE application before initiating a clinical trial.

The Contractor must notify BARDA if the FDA places the study on clinical hold and provide BARDA any written comments from FDA, written responses to the comments, and documentation in writing that the hold has been lifted.

The Contractor must not use grant or contract funds during a clinical hold to fund clinical studies that are on hold. The Contractor must not enter into any new financial obligations related to clinical activities for the clinical trial on clinical hold.

C.	Required Time-Sensitive Notification

Under an IND or IDE, the sponsor must provide FDA safety reports of serious adverse events. Under these Clinical Terms of Award, the Contractor must submit copies to the responsible BARDA representative or the Contracting Officer’s technical representative (COR) as follows:

•

Expedited safety report of unexpected or life-threatening experience or death – A copy of any report of unexpected or life-threatening experience or death associated with the use of an IND drug, which must be reported to FDA by telephone or fax as soon as possible but no later than seven (7) days after the IND sponsor’s receipt of the information, must be submitted to the BARDA representative or the contraction officer’s technical representative within 24 hours of FDA notification.

•

Expedited safety reports of serious and unexpected adverse experiences – A copy of any report of unexpected and serious adverse experience associated with use of an IND drug or any finding from tests in laboratory animals that suggests a significant risk for human subjects, which must be reported in writing to FDA as soon as possible but no later than 15 day after the IND sponsor’s receipt of the information, must be submitted to the BARDA representatives or the Contracting Officer’s Technical Representative within 24 hours of FDA notification.

•

IDE reports of unanticipated adverse device effect – A copy of any reports of unanticipated adverse device effect submitted to FDA must be submitted to the BARDA representative or the Contracting Officer’s Technical Representative within 24 hours of FDA notification.

•	Other adverse events documented during the course of the trial should be included in the annual IND or IDE report and reported to the BARDA annually.

In case of problems or issues, the BARDA representative or the Contracting Officer’s Technical Representative will contact the Contractor within ten (10) business days by email or fax, followed within thirty (30) calendar days by an official letter to the Contractor’s Project Leader, with a copy to the institutions’ office of sponsored programs, listing issues and appropriate actions to be discussed.

•	Safety reporting for research not performed under an IND or IDE.

Final decisions regarding ongoing safety reporting requirements for research not performed under an IND or IDE must be made jointly by the BARDA Project Officer or the Contracting Officer’s Technical Representative and the Contractor.

H.	Other Reports/Deliverables

1.	Meeting Minutes

The Contractor shall provide an electronic copy of meeting minutes for all conference calls and face-to-face meetings including the Government and Contractor. Minutes will be submitted directly to the BARDA COR for review and official approval pursuant to the terms set forth in ARTICLE F.2. of this contract.

2.	Data

The Contractor shall provide raw data or specific analysis of data generated with contract funding at the request of the BARDA COR. See FAR 52.227-14. Data/data analysis will be delivered to the Government pursuant to the terms set forth in ARTICLE F.2 of this contract.

ARTICLE C.3. SUBJECT INVENTION REPORTING REQUIREMENT

All reports and documentation required by FAR Clause 52.227-11, including, but not limited to, the invention disclosure report, the confirmatory license, and the Government support certification, shall be directed to the Extramural Inventions and Technology Resources Branch, OPERA, NIH, 6705 Rockledge Drive, Room 2207, MSC 7987, Bethesda, Maryland 20892-7987 (Telephone: 301-435-1986). In addition, one copy of an annual utilization report, and a copy of the final invention statement, shall be submitted to the Contracting Officer. The final invention statement (see FAR 27.303(b)(2)(ii)) shall be submitted to the Contracting Officer on the expiration date of the contract. See also FAR clause 52.227-11 (Patent Rights-Ownership by the Contractor).

Reports and documentation submitted to the Contracting Officer shall be sent to the Contracting Officer to the address set forth in SECTION G – CONTRACT ADMINISTRATION DATA.

If no invention is disclosed or no activity has occurred on a previously disclosed invention during the applicable reporting period, a negative report shall be submitted to the Contracting Officer at the address listed above.

To assist contractors in complying with invention reporting requirements of the clause, “Interagency Edison,” an electronic invention reporting system has been developed. Use of Interagency Edison is encouraged as it streamlines the reporting process and greatly reduces paperwork. Access to the system is through a secure interactive Web site to ensure that all information submitted is protected. Interagency Edison and information relating to the capabilities of the system can be obtained from the Web ( http://www.iedison.gov ), or by contacting the Extramural Inventions and Technology Resources Branch, OPERA, NIH.

ARTICLE C.4. PROJECT MEETING CONFERENCE CALLS ONCE EVERY [**]

A conference call between the Contracting Officer’s Technical Representative and the Contractor’s Program Manager and Tetraphase PI shall occur once every [**]. During this call, the Program Manager will discuss the activities during the reporting period, any problems that have arisen, and the activities planned for the ensuing reporting period. The Contractor’s Program Manager and Tetraphase PI may choose to include other key personnel on the conference call to give detailed updates on specific projects or this may be requested by the Contracting Officer’s Technical Representative.

ARTICLE C.5. PROJECT MEETINGS

The Contractor and Tetraphase PI shall participate in Project Meetings to coordinate the performance of the contract, as requested by the Contracting Officer’s Technical Representative. These meetings may include face-to-face meetings with BARDA/AMCG in Washington, D.C. and at work sites of the Contractor and its subcontractors. Such meetings may include, but are not limited to, meetings of the Contractor (and subcontractors invited by the Contractor) to discuss study designs, site visits to the Contractor’s and subcontractor’s facilities, and meetings with the Contractor and HHS officials to discuss the technical, regulatory, and ethical aspects of the program. The Contractor must provide data, reports, and presentations to groups of outside experts (subject to appropriate protections for Contractor confidential or proprietary data) and USG personnel as required by the Contracting Officer’s Technical Representative in order to facilitate review of contract activities.

ARTICLE G.6. REIMBURSEMENT OF COST

1) The Government shall reimburse the Contractor the cost determined by the Contracting Officer to be allowable (hereinafter referred to as allowable cost) in accordance with the clause entitled Allowable Cost and Payment in Section I, Contract Clauses, and FAR Subpart 31.2. Examples of allowable costs include, but are not limited to, the following:

a) All direct materials and supplies that are used in the performing of the work provided for under the contract, including those purchased for subcontracts and purchase orders.

b) All direct labor, including supervisory, that is properly chargeable directly to the contract, plus fringe benefits.

c) All other items of cost budgeted for and accepted in the negotiation of this basic contract or modifications thereto.

d) Travel costs including per diem or actual subsistence for personnel while in an actual travel status in direct performance of the work and services required under this contract subject to the following:

(i)	Air travel shall be by the most direct route using “air coach” or “air tourist” (less than first class) unless it is clearly unreasonable or impractical (e.g., not available for reasons other than avoidable delay in making reservations, would require circuitous routing or entail additional expense offsetting the savings on fare, or would not make necessary connections).

(ii)	Rail travel shall be by the most direct route, first class with lower berth or nearest equivalent.

(iii)	Costs incurred for lodging, meals, and incidental expenses shall be considered reasonable and allowable to the extent that they do not exceed on a daily basis the per diem rates set forth in the Federal Travel Regulation (FTR).

(iv)	Travel via privately owned automobile shall be reimbursed at not more than the current General Services Administration (GSA) FTR established mileage rate.

ARTICLE G.9. CONTRACT COMMUNICATIONS/CORRESPONDENCE (JULY 1999)

The Contractor shall identify all correspondence, reports, and other data pertinent to this contract by imprinting the contract number from Page 1 of the contract

SECTION H - SPECIAL CONTRACT REQUIREMENTS

ARTICLE H.1. PROTECTION OF HUMAN SUBJECTS, HHSAR 352.270-4 (January 2006)

(a) The Contractor agrees that the rights and welfare of human subjects involved in research under this contract shall be protected in accordance with 45 CFR Part 46 and with the Contractor’s current Assurance of Compliance on file with the Office for Human Research Protections (OHRP), Department of Health and Human Services. The Contractor further agrees to provide certification at least annually that the Institutional Review Board has reviewed and approved the procedures, which involve human subjects in accordance with 45 CFR Part 46 and the Assurance of Compliance.

(b) The Contractor shall bear full responsibility for the performance of all work and services involving the use of human subjects under this contract and shall ensure that work is conducted in a proper manner and as safely as is feasible. The parties hereto agree that the Contractor retains the right to control and direct the performance of all work under this contract. The Contractor shall not deem anything in this contract to constitute the Contractor or any subcontractor, agent or employee of the Contractor, or any other person, organization, institution, or group of any kind whatsoever, as the agent or employee of the Government. The Contractor agrees that it has entered into this contract and will discharge its obligations, duties, and undertakings and the work pursuant thereto, whether requiring professional judgment or otherwise, as an independent contractor without imputing liability on the part of the Government for the acts of the Contractor or its employees.

(c) If at any time during the performance of this contract, the Contracting Officer determines, in consultation with OHRP that the Contractor is not in compliance with any of the requirements and/or standards stated in paragraphs (a) and (b) above, the Contracting Officer may immediately suspend, in whole or in part, work and further payments under this contract until the Contractor corrects the noncompliance. The Contracting Officer may communicate the notice of suspension by telephone with confirmation in writing. If the Contractor fails to complete corrective action within the period of time designated in the Contracting Officer’s written notice of suspension, the Contracting Officer may, after consultation with OHRP, terminate this contract in whole or in part, and the Contractor’s name may be removed from the list of those contractors with approved Human Subject Assurances.

ARTICLE H.2. HUMAN MATERIALS (ASSURANCE OF OHRP COMPLIANCE)

The acquisition and supply of all human specimen material (including fetal material) used under this contract shall be obtained by the Contractor in full compliance with applicable Federal, State and Local laws and the provisions of the Uniform Anatomical Gift Act in the United States, and no undue inducements, monetary or otherwise, will be offered to any person to influence their donation of human material.

The Contractor shall provide written documentation that all human materials obtained as a result of research involving human subjects conducted under this contract, by collaborating sites, or by subcontractors identified under this contract, were obtained with prior approval by the Office for Human Research Protections (OHRP) of an Assurance to comply with the requirements of 45 CFR 46 to protect human research subjects. This restriction applies to all collaborating sites without OHRP-approved Assurances, whether domestic or foreign, and compliance must be ensured by the Contractor.

Provision by the Contractor to the Contracting Officer of a properly completed “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263(formerly Optional Form 310), certifying IRB review and approval of the protocol from which the human materials were obtained constitutes the written documentation required. The human subject certification can be met by submission of a self designated form provided that it contains the information required by the “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263(formerly Optional Form 310).

ARTICLE H.3. RESEARCH INVOLVING HUMAN FETAL TISSUE

All research involving human fetal tissue shall be conducted in accordance with the Public Health Service Act, 42 U.S.C. 289g-1 and 289g-2. Implementing regulations and guidance for conducting research on human fetal tissue may be found at 45 CFR 46, Subpart B and http://grants1.nih.gov/grants/guide/notice-files/not93-235.html and any subsequent revisions to this NIH Guide to Grants and Contracts (“Guide”) Notice.

The Contractor shall make available, for audit by the Secretary, HHS, the physician statements and informed consents required by 42 USC 289g-1(b) and (c), or ensure HHS access to those records, if maintained by an entity other than the Contractor.

ARTICLE H.4. NEEDLE EXCHANGE

The Contractor shall not use contract funds to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug.

ARTICLE H.5. CARE OF LIVE VERTEBRATE ANIMALS, HHSAR 352.270-5 (October 2009)

(a) Before undertaking performance of any contract involving animal-related activities where the species is regulated by USDA, the Contractor shall register with the Secretary of Agriculture of the United States in accordance with 7 U.S.C. 2136 and 9 CFR sections 2.25 through 2.28. The Contractor shall furnish evidence of the registration to the Contracting Officer.

(b) The Contractor shall acquire vertebrate animals used in research from a dealer licensed by the Secretary of Agriculture under 7 U.S.C. 2133 and 9 CFR Sections 2.1-2.11, or from a source that is exempt from licensing under those sections.

(c) The Contractor agrees that the care, use and intended use of any live vertebrate animals in the performance of this contract shall conform with the Public Health Service (PHS) Policy on Humane Care of Use of Laboratory Animals (PHS Policy), the current Animal Welfare Assurance (Assurance), the Guide for the Care and Use of Laboratory Animals (National Academy Press, Washington, DC) and the pertinent laws and regulations of the United States Department of Agriculture (see 7 U.S.C. 2131 et seq. and 9 CFR Subchapter A, Parts 1-4). In case of conflict between standards, the more stringent standard shall govern.

(d) If at any time during performance of this contract, the Contracting Officer determines, in consultation with the Office of Laboratory Animal Welfare (OLAW), National Institutes of Health (NIH), that the Contractor is not in compliance with any of the requirements and standards stated in paragraphs (a) through (c) above, the Contracting Officer may immediately suspend, in whole or in part, work and further payments under this contract until the Contractor corrects the noncompliance. Notice of the suspension may be communicated by telephone and confirmed in writing. If the Contractor fails to complete corrective action within the period of time designated in the Contracting Officer’s written notice of suspension, the Contracting Officer may, in consultation with OLAW, NIH, terminate this contract in whole or in part, and the Contractor’s name may be removed from the list of those contractors with approved Assurances.

Note: The Contractor may request registration of its facility and a current listing of licensed dealers from the Regional Office of the Animal and Plant Health Inspection Service (APHIS), USDA, for the region in which its research facility is located. The location of the appropriate APHIS Regional Office, as well as information concerning this program may be obtained by contacting the Animal Care Staff, USDA/APHIS, 4700 River Road, Riverdale, Maryland 20737 (E-mail: ace@aphis.usda.gov; Web site: (http://www.aphis.usda.gov/animal_welfare).

ARTICLE H.6. ANIMAL WELFARE

All research involving live, vertebrate animals shall be conducted in accordance with the Public Health Service Policy on Humane Care and Use of Laboratory Animals. This policy may be accessed at:

http://grants1.nih.gov/grants/olaw/references/phspol.htm.

ARTICLE H.7. PROTECTION OF PERSONNEL WHO WORK WITH NONHUMAN PRIMATES

All Contractor personnel who work with nonhuman primates or enter rooms or areas containing nonhuman primates shall comply with the procedures set forth in NIH Policy Manual 3044-2, entitled, “Protection of NIH Personnel Who Work with Nonhuman Primates,” located at the following URL:

http://www1.od.nih.gov/oma/manualchapters/intramural/3044-2/

ARTICLE H.8. PUBLICATION AND PUBLICITY

No information related to data obtained under this contract shall be released or publicized without the prior written consent of the Contracting Officer Technical Representative.

In addition to the requirements set forth in HHSAR Clause 352.227-70, Publications and Publicity incorporated by reference in SECTION I of this contract, Section 507 of P.L. 104-208 mandates that Contractors funded with Federal dollars, in whole or in part, acknowledge Federal funding when issuing statements, press releases, requests for proposals, bid solicitations and other documents. Contractors are required to state (1) the percentage and dollar amounts of the total program or project costs financed with Federal money, and (2) the percentage and dollar amount of the total costs financed by nongovernmental sources.

Furthermore, the Contractor shall acknowledge the support of the Biomedical Advanced Research and Development Authority whenever publicizing the work under this contract in any media by including an acknowledgment substantially as follows:

“This project has been funded in whole or in part with Federal funds from the Biomedical Advanced Research and Development Authority, Office of the Assistant Secretary for Preparedness and Response, Office of the Secretary, Department of Health and Human Services, under Contract No. HHSO100201200002C “

ARTICLE H.9. REVIEW OF PRESS RELEASES

The contractor agrees to accurately and factually represent the work conducted under the contract in all press releases. Misrepresenting contract results or releasing information that is injurious to the integrity of BARDA may be construed as improper conduct. Press releases shall be considered to include the public release of information to any medium, excluding peer-reviewed scientific publications. The contractor shall ensure that the COR has received an advance copy of any press release related to the contract not less than four (4) business days prior to the issuance of the press release.

ARTICLE H.10. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE

Anyone who becomes aware of the existence or apparent existence of fraud, waste and abuse in BARDA funded programs is encouraged to report such matters to the HHS Inspector General’s Office in writing or on the Inspector General’s Hotline. The toll free number is 1-800-HHS-TIPS (1-800-447-8477). All telephone calls will be handled confidentially. The e-mail address is Htips@os.dhhs.gov and the mailing address is:

Office of Inspector General

Department of Health and Human Services

TIPS HOTLINEP.O. Box 23489

Washington, D.C. 20026

ARTICLE H.11. PROHIBITION ON CONTRACTOR INVOLVEMENT WITH TERRORIST ACTIVITIES

The Contractor acknowledges that U.S. Executive Orders and Laws, including but not limited to E.O. 13224 and P.L. 107-56, prohibit transactions with, and the provision of resources and support to, individuals and organizations associated with terrorism. It is the legal responsibility of the Contractor to ensure compliance with these Executive Orders and Laws. This clause must be included in all subcontracts issued under this contract.

ARTICLE H.12. CONFLICT OF INTEREST

The Contractor represents and warrants that, to the best of the Contractor’s knowledge and belief, there are no relevant facts or circumstances which could give rise to an organizational conflict of interest, as defined in FAR Subpart 9.5, or that the Contractor has disclosed all such relevant information. Prior to commencement of any work, the Contractor agrees to notify the Contracting Officer promptly that, to the best of its knowledge and belief, no actual or potential conflict of interest exists or to identify to the Contracting Officer any actual or potential conflict of interest the firm may have. In emergency situations, however, work may begin but notification shall be made within five (5) business days. The Contractor agrees that if an actual or potential organizational conflict of interest is identified during performance, the Contractor shall promptly make a full disclosure in writing to the Contracting Officer. This disclosure shall include a description of actions, which the Contractor has taken or proposes to take, after consultation with the Contracting Officer, to avoid, mitigate, or neutralize the actual or potential conflict of interest. The Contractor shall continue performance until notified by the Contracting Officer of any contrary action to be taken. Remedies include termination of this contract for convenience, in whole or in part, if the Contracting Officer deems such termination necessary to avoid an organizational conflict of interest. If the Contractor was aware of a potential organizational conflict of interest prior to award or discovered an actual or potential conflict after award and did not disclose it or misrepresented relevant information to the Contracting Officer, the Government may terminate the contract for default, debar the Contractor from Government contracting, or pursue such other remedies as may be permitted by law or this contract.

ARTICLE H.13. PROHIBITION ON THE USE OF APPROPRIATED FUNDS FOR LOBBYING ACTIVITIES AND HHSAR 352.203-70 ANTI-LOBBYING (Jan 2006)

The Contractor is hereby notified of the restrictions on the use of Department of Health and Human Service’s funding for lobbying of Federal, State and Local legislative bodies.

Section 1352 of Title 10, United Stated Code (Public Law 101-121, effective 12/23/89), among other things, prohibits a recipient (and their subcontractors) of a Federal contract, grant, loan, or cooperative agreement from using appropriated funds (other than profits from a federal contract) to pay any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with any of the following covered Federal actions; the awarding of any Federal contract; the making of any Federal grant; the making of any Federal loan; the entering into of any cooperative agreement; or the modification of any Federal contract, grant, loan, or cooperative agreement. For additional information of prohibitions against lobbying activities, see FAR Subpart 3.8 and FAR Clause 52.203-12.

In addition, as set forth in HHSAR 352.203-70 “Anti-Lobbying” (January 2006), the current Department of Health and Human Services Appropriations Act provides that no part of any appropriation contained in this Act shall be used, other than for normal and recognized executive-legislative relationships, for publicity or propaganda purposes, for the preparation, distribution, or use of any kit, pamphlet, booklet, publication, radio, television, or video presentation designed to support, or defeat legislation pending before the Congress, or any State or Local legislature except in presentation to the Congress, or any State or Local legislative body itself.

The current Department of Health and Human Services Appropriations Act also provides that no part of any appropriation contained in this Act shall be used to pay the salary or expenses of any contract or grant recipient, or agent acting for such recipient, related to any activity designed to influence legislation or appropriations pending before the Congress, or any State or Local legislature.

ARTICLE H.14. PRIVACY ACT APPLICABILITY

1) Notification is hereby given that the Contractor and its employees are subject to criminal penalties for violation of the Privacy Act to the same extent as employees of the Government. The Contractor shall assure that each of its employees knows the prescribed rules of conduct and that each is aware that he or she can be subjected to criminal penalty for violation of the Act. A copy of 45 CFR Part 5b, Privacy Act Regulations, may be obtained at http://www.gpoaccess.gov/cfr/index.html

2) The Project Officer is hereby designated as the official who is responsible for monitoring contractor compliance with the Privacy Act.

3) The Contractor shall follow the Privacy Act guidance as contained in the Privacy Act System of Records number 09-25-0200. This document may be obtained at the following link: http://oma.od.nih.gov/ms/privacy/pa-files/0200.htm

ARTICLE H.15. LABORATORY LICENSE REQUIREMENTS

The Contractor shall comply with all applicable requirements of Section 353 of the Public Health Service Act (Clinical Laboratory Improvement Act as amended). This requirement shall also be included in any subcontract for services under the contract.

ARTICLE H.16. DISSEMINATION OF INFORMATION (May 1998)

No information related to data obtained under this contract shall be released or publicized without the prior written consent of the Contracting Officer.

ARTICLE H.17. IDENTIFICATION AND DISPOSITION OF DATA

Tetraphase will be required to ensure that certain data generated under this contract is provided certain data generated under this contract to the Department of Health and Human Services (DHHS). DHHS reserves the right to review any other data determined by DHHS to have been generated under this contract. The Contractor and its subcontractor Tetraphase shall ensure that keep copies of all data required by the Food and Drug Administration (FDA) relevant to this contract are kept for the time specified by the FDA.

ARTICLE H.18. INFORMATION ON COMPLIANCE WITH ANIMAL CARE REQUIREMENTS

Registration with the U. S. Dept. of Agriculture (USDA) is required to use regulated species of animals for biomedical purposes. USDA is responsible for the enforcement of the Animal Welfare Act (7 U.S.C. 2131 et. seq.), http://www.nal.usda.gov/awic/legislat/awa.htm.

The Public Health Service (PHS) Policy is administered by the Office of Laboratory Animal Welfare (OLAW) http://grants2.nih.gov/grants/olaw/olaw.htm. An essential requirement of the PHS Policy http://grants2.nih.gov/grants/olaw/references/phspol.htm is that every institution using live vertebrate animals must obtain an approved assurance from OLAW before they can receive funding from any component of the U. S. Public Health Service.

The PHS Policy requires that Assured institutions base their programs of animal care and use on the Guide for the Care and Use of Laboratory Animals http://www.nap.edu/readingroom/books/labrats/ and that they comply with the regulations (9 CFR, Subchapter A) http://www.nal.usda.gov/awic/legislat/usdaleg1.htm issued by the U.S. Department of Agriculture (USDA) under the Animal Welfare Act. The Guide may differ from USDA regulations in some respects. Compliance with the USDA regulations is an absolute requirement of this Policy.

The Association for Assessment and Accreditation of Laboratory Animal Care International (AAALAC) http://www.aaalac.org is a professional organization that inspects and evaluates programs of animal care for institutions at their request. Those that meet the high standards are given the accredited status. As of the 2002 revision of the PHS Policy, the only accrediting body recognized by PHS is the AAALAC. While AAALAC Accreditation is not required to conduct biomedical research, it is highly desirable. AAALAC uses the Guide as their primary evaluation tool. They also use the Guide for the Care and Use of Agricultural Animals in Agricultural Research and Teaching. It is published by the Federated of Animal Science Societies http://www.fass.org.

ARTICLE H.19. REQUIREMENTS FOR ADEQUATE ASSURANCE OF PROTECTION OF VERTEBRATE ANIMAL SUBJECTS

The PHS Policy on Humane Care and Use of Laboratory Animals requires that applicant organizations proposing to use vertebrate animals file a written Animal Welfare Assurance with the Office for Laboratory Animal Welfare (OLAW), establishing appropriate policies and procedures to ensure the humane care and use of live vertebrate animals involved in research activities supported by the PHS. The PHS Policy stipulates that an applicant organization, whether domestic or foreign, bears responsibility for the humane care and use of animals in PHS-supported research activities. Also, the PHS policy defines “animal” as “any live, vertebrate animal used, or intended for use, in research, research training, experimentation, biological testing or for related purposes.” This Policy implements and supplements the U.S. Government Principles for the

Utilization and Care of Vertebrate Animals Used in Testing, Research, and Training, and requires that institutions use the Guide for the Care and Use of Laboratory Animals as a basis for developing and implementing an institutional animal care and use program. This Policy does not affect applicable State or local laws or regulations that impose more stringent standards for the care and use of laboratory animals. All institutions are required to comply, as applicable, with the Animal Welfare Act as amended (7 USC 2131 et. seq.) and other Federal statutes and regulations relating to animals. These documents are available from the Office of Laboratory Animal Welfare, National Institutes of Health, Bethesda, MD 20892, (301) 496-7163. See http://grants.nih.gov/grants/olaw/olaw.htm.

No PHS supported work for research involving vertebrate animals will be conducted by an organization, unless that organization is operating in accordance with an approved Animal Welfare Assurance and provides verification that the Institutional Animal Care and Use Committee (IACUC) has reviewed and approved the proposed activity in accordance with the PHS policy. Applications may be referred by the PHS back to the institution for further review in the case of apparent or potential violations of the PHS Policy. No award to an individual will be made unless that individual is affiliated with an assured organization that accepts responsibility for compliance with the PHS Policy. Foreign applicant organizations applying for PHS awards for activities involving vertebrate animals are required to comply with PHS Policy or provide evidence that acceptable standards for the humane care and use of animals will be met. Foreign applicant organizations are not required to submit IACUC approval, but should provide information that is satisfactory to the Government to provide assurances for the humane care of such animals.

ARTICLE H.20. APPROVAL OF REQUIRED ASSURANCE BY OLAW

Under governing regulations, federal funds which are administered by the Department of Health and Human Services, Office of Biomedical Advanced Research and Development Authority (BARDA) shall not be expended by the Contractor for research involving live vertebrate animals, nor shall live vertebrate animals be involved in research activities by the Contractor under this award unless a satisfactory assurance of compliance with 7 U.S.C. 2316 and 9 CFR Sections 2.25-2.28 is submitted within 30 days of the date of this award and approved by the Office of Laboratory Animal Welfare (OLAW). Each performance site (if any) must also assure compliance with 7 U.S.C. 2316 and 9 CFR Sections 2.25-2.28 with the following restriction: Only activities which do not directly involve live vertebrate animals (i.e. are clearly severable and independent from those activities that do involve live vertebrate animals) may be conducted by the Contractor or individual performance sites pending OLAW approval of their respective assurance of compliance with 7 U.S.C. 2316 and 9 CFR Sections 2.25-2.28. Additional information regarding OLAW may be obtained via the Internet at http://grants2.nih.gov/grants/olaw/references/phspol.htm

ARTICLE H.21. REGISTRATION WITH THE SELECT AGENT PROGRAM FOR WORK INVOLVING THE POSSESSION, USE, AND/OR TRANSFER OF SELECT BIOLOGICAL AGENTS OR TOXINS

Work involving select biological agents or toxins shall not be conducted under this contract until the Contractor and any affected subcontractor(s) are granted a certificate of registration or are authorized to work with the applicable select agents.

For prime or subcontract awards to domestic institutions who possess, use, and/or transfer Select Agents under this contract, the institution must complete registration with the Centers for Disease Control and Prevention (CDC), Department of Health and Human Services (DHHS) or the Animal and Plant Health Inspection Services (APHIS), U.S. Department of Agriculture (USDA), as applicable, before performing work involving Select Agents, in accordance with 42 CFR 73. No Government funds can be used for work involving Select Agents, as defined in 42 CFR 73, if the final registration certificate is denied.

For prime or subcontract awards to foreign institutions who possess, use, and/or transfer Select Agents under this contract, the institution must provide information satisfactory to the Government that a process equivalent to that described in 42 CFR 73 (http://www.cdc.gov/od/sap/docs/42cfr73.pdf ) for U.S. institutions is in place and will be administered on behalf of all Select Agent work sponsored by these funds before using these funds for any work directly involving the Select Agents. The Contractor must provide information addressing the following key elements appropriate for the foreign institution: safety, security, training, procedures for ensuring that only approved/appropriate individuals have access to the Select Agents, and any applicable laws, regulations and policies equivalent to 42 CFR 73. The Government will assess the policies and procedures for comparability to the U.S. requirements described in 42 CFR Part 73. When requested by the contracting officer, the Contractor shall provide key information delineating any laws, regulations, policies, and procedures applicable to the foreign institution for the safe and secure possession, use, and transfer of Select Agents. This includes summaries of safety, security, and training plans, and applicable laws, regulations, and policies. For the purpose of security risk assessments, the Contractor must provide the names of all individuals at the foreign institution who will have access to the Select Agents and procedures for ensuring that only approved and appropriate individuals have access to Select Agents under the contract.

Listings of HHS select agents and toxins, biologic agents and toxins, and overlap agents or toxins as well as information about the registration process, can be obtained on the Select Agent Program Web site at http://www.cdc.gov/od/sap/.

ARTICLE H.22. EPA ENERGY STAR REQUIREMENTS

In compliance with Executive Order 12845 (requiring Agencies to purchase energy efficient computer equipment) all microcomputers, including personal computers, monitors, and printers that are purchased using Government funds in performance of a contract shall be equipped with or meet the energy efficient low-power standby feature as defined by the EPA Energy Star program unless the equipment always meets EPA Energy Star efficiency levels. The microcomputer, as configured with all components, must be Energy Star compliant.

This low-power feature must already be activated when the computer equipment is delivered to the agency and be of equivalent functionality of similar power managed models. If the equipment will be used on a local area network, the vendor must provide equipment that is fully compatible with the network environment. In addition, the equipment will run commercial off-the-shelf software both before and after recovery from its energy conservation mode.

ARTICLE H.23. MANUFACTURING STANDARDS

The Good Manufacturing Practice Regulations (GMP)(21 CFR Parts 210-211) and regulations pertaining to small molecules will be the standard to be applied for manufacturing, processing, packaging, storage and delivery of this product.

If at any time during the life of the contract, the Contractor fails to comply with GMP in the manufacturing, processing, packaging, storage, stability and other testing of the manufactured drug substance or product and delivery of this product and such failure results in a material adverse effect on the safety, purity or potency of the product (a material failure) as identified by the FDA, the Contractor shall have thirty (30) calendar days from the time such material failure is identified to cure such material failure. If, within the thirty (30) calendar day period, the Contractor fails to take such an action to the satisfaction of the USG Project Officer, or fails to provide a remediation plan that is acceptable to the COR, then the contract may be terminated.

ARTICLE H.24. EXPORT CONTROL NOTIFICATION

Offerors are responsible for ensuring compliance with all export control laws and regulations that maybe applicable to the export of and foreign access to their proposed technologies. Offerors may consult with the Department of State with any questions regarding the International Traffic in Arms Regulation (ITAR) (22 CFR Parts 120-130) and /or the Department of Commerce regarding the Export Administration Regulations (15 CFR Parts 730-774).

ARTICLE H.25. INSTITUTIONAL RESPONSIBILITY REGARDING CONFLICTING INTERESTS OF INVESTIGATORS

The Contractor shall comply with the requirements of 45 CFR Part 94, Responsible Prospective Contractors, which promotes objectivity in research by establishing standards to ensure that investigators (defined as the principal investigator and any other person who is responsible for the design, conduct, or reporting of research funded under BARDA contracts) will not be biased by any conflicting financial interest. For the purposes of this part relating to financial interests, “Investigator” includes the Investigator’s spouse and dependent children. 45 CFR Part 94 is available at the following Web site: http://ecfr.gpoaccess.gov/cgi/t/text/text-idx?c=ecfr;sid=9f130b6d2d48bb73803ca91ce943be3a;rgn=div5;view=text;node=45%3A1.0.1.1.53;idno= 45;cc=ecfr

As required by 45 CFR Part 94, the Contractor shall, at a minimum:

a. Maintain a written, enforceable policy on conflict of interest that complies with 45 CFR Part 94 and inform each investigator of the policy, the investigator’s reporting responsibilities, and the applicable regulations. The Contractor must take reasonable steps to ensure that investigators working as collaborators or subcontractors comply with the regulations.

b. Designate an official(s) to solicit and review financial disclosure statements from each investigator participating in BARDA-funded research. Based on established guidelines consistent with the regulations, the designated official(s) must determine whether a conflict of interest exists, and if so, determine what actions should be taken to manage, reduce, or eliminate such conflict. A conflict of interest exists when the designated official(s) reasonably determines that a Significant Financial Interest could directly and significantly affect the design, conduct, or reporting of the BARDA-funded research. The Contractor may require the management of other conflicting financial interests in addition to those described in this paragraph, as it deems appropriate. Examples of conditions or restrictions that might be imposed to manage actual or potential conflicts of interests are included in 45 CFR Part 94, under Management of Conflicting Interests.

c. Require all financial disclosures to be updated during the period of the award, either on an annual basis or as new reportable Significant Financial Interests are obtained.

d. Maintain records, identifiable to each award, of all financial disclosures and all actions taken by the Contractor with respect to each conflicting interest 3 years after final payment or, where applicable, for the other time periods specified in 48 CFR Part 4, subpart 4.7, Contract Records Retention.

e. Establish adequate enforcement mechanisms and provide for sanctions where appropriate.

If a conflict of interest is identified, the Contractor shall report to the Contracting Officer the existence of the conflicting interest found. This report shall be made and the conflicting interest managed, reduced, or eliminated, at least on a temporary basis, within sixty (60) days of that identification.

If the failure of an investigator to comply with the conflict of interest policy has biased the design, conduct, or reporting of the BARDA-funded research, the Contractor must promptly notify the Contracting Officer of the corrective action taken or to be taken. The Contracting Officer will take appropriate action or refer the matter to the Contractor for further action which may include directions to the Contractor on how to maintain appropriate objectivity in the funded research.

The Contracting Officer may at any time inquire into the Contractor’s procedures and actions regarding conflicts of interests in BARDA-funded research including a review of all records pertinent to compliance with 45 CFR Part 94. The Contracting Officer may require submission of the records or review them on site. On the basis of this review, the Contracting Officer may decide that a particular conflict of interest will bias the objectivity of the BARDA-funded research to such an extent that further corrective action is needed or that the Contractor has not managed, reduced, or eliminated the conflict of interest. The issuance of a Stop Work Order by the Contracting Officer may be necessary until the matter is resolved.

If the Contracting Officer determines that BARDA-funded clinical research, whose purpose is to evaluate the safety or effectiveness of a drug, medical device, or treatment, has been designed, conducted, or reported by an investigator with a conflict of interest that was not disclosed or managed, the Contractor must require disclosure of the conflict of interest in each public presentation of the results of the research.

EXHIBIT D

GOVERNMENT PROPERTY

SUBCONTRACTOR INVENTORY STATEMENT

FOR THE PERIOD ENDING 30 SEPTEMBER

☐ INTERIM	☐ FINAL

Subcontractor Name	Period of Performance:
Subcontract No.	From:
Prime Contract No.	To:

A physical inventory of all classes of accountable Government Property under the above referenced subcontract was completed, and

☐	The official property records (attached) were found to be in agreement except for the discrepancies reported herein (please identify separately).

☐	No property was furnished or acquired in performance of the subcontract.

If property has been furnished or acquired in performance of this subcontract, and this is a FINAL report, please check all that may apply below:

☐	We request property disposition instructions from CUBRC;

☐	Property has been approved, or is pending approval for utilization on a imminent follow-on subcontract.

☐	Property was returned to issuing Agency or provider as instructed by CUBRC;

☐	Property was consumed in performance of the subcontract;

Note: This inventory statement reflects the accountability of all Government-furnished or Subcontractor-acquired property since inception of the referenced subcontract through the current report date.

Signature of Subcontractor Property Official	Date

Name and Title of Official

Please contact the CUBRC Administrative Point of Contact listed on the face page of this agreement for an electronic copy of this spreadsheet.

EXHIBIT D

Contracting Site - Contract number - Inventory Sheet
DHHS TAG	S/N	TYPE	MAKE	MODEL	LOCATION

EXHIBIT E

SUBCONTRACTOR’S ASSIGNMENT AND RELEASE

Pursuant to the terms of Subcontract No.          for the period                  through                  (ending date) and in consideration of the sum of $         (cumulative expenses claimed/to be claimed) which has been paid under Subcontract No.                  to                  (hereinafter called the Subcontractor) or to its assignees, if any, the Subcontractor, upon payment of the said sum by CUBRC, Inc., Buffalo, New York, 14225 does remise, release, and discharge CUBRC, its officers, agents, and employees, of and from all liabilities, obligations, claims, and demands whatsoever under or arising from the said Subcontract.

IN WITNESS WHEREOF, this release has been executed this          day of                 , 20        .

Signature of Authorizing Official

Name and Title of Authorizing Official

CERTIFICATE

(To be completed by an officer other than the one certifying above if Subcontractor is not a sole proprietorship)

I,                  (Name of Official), certify that I am                  (Official Title) of the organization named as Subcontractor in the foregoing release, that                  (Official Certifying Above) who signed said release on behalf of the Subcontractor was then                  (Official Title) of said organization; that said release was duly signed from and on behalf of said corporation/organization by authority of its governing body and is within the scope of its corporate powers.

Signature of Authorizing Official	Date

Name and Title of Authorizing Official

EXHIBIT F

HHS Government Property Guide

HHS Contracting Guide

HHS Contracting Guide for Contract of Government Property

Health & Human

Services

TABLE OF CONTENTS

HHS Contracting Guide for Contract of Government Property	1
Health & Human	1
Services	1
TABLE OF CONTENTS	2
Foreword	8
Chapter I. Introduction	8
Purpose and Scope of Guide	8
Chapter II. Contractor Responsibility and Liability	8
Contractor Responsibility	8
Chapter III. Contract Start-Up	8
Authorization	8
Chapter IV. Contract Administration	8
Reporting and Reimbursement for Acquisition	8
Chapter V. Contract Close-Out	8
Final Inventory and Certification	8
Chapter VI. Special Considerations	8
On-site Contractors	8
Chapter VII. Forms and Instructions	8
Standard Form 1428 Inventory Schedule	8
Glossary	8
Condition Codes (link pending)	8
Contract Property Administrator Addresses	8
Government Property to be Classified as Sensitive Equipment Regardless of Dollar Value	8
FOREWORD	9
Assistant Secretary for Management and Budget	9

CHAPTER I: INTRODUCTION	9
PURPOSE AND SCOPE OF THE GUIDE	9
HOW TO USE THIS GUIDE	9
Chapter II outlines your responsibilities and liability for government property	10
Life Cycle Chapters	10
Special Consideration Chapters	10
KEY PLAYERS AT HHS	10

CHAPTER II: CONTRACTOR RESPONSIBILITY AND LIABILITY	11
CONTRACTOR RESPONSIBILITY	11
Prime Contact	11
Maintenance of Official Records	11
Contract Requirements	11
Property Control	11
Acquisitions	12
Decontamination	12
Subcontractor Property	12
CONTRACTOR LIABILITY	12

CHAPTER III: CONTRACT START-UP	12
Authorization	12
Maintenance of Official Records	13
Refer also to FAR Part 45.102 and 105	13
Residual Property	13
Government-furnished property	13
Contractor-Acquired Government Property	13
Designation of Property Administrator	13
Using Property Under More Than One Contract	13

Start-Up Inventory	13
Inventory Requirements	14
HHS decal number	14
Property Control System	14
Elements	14
Maintenance and calibration	14
Acquisition	15
Receiving	15
Identification and Records	15
Storage and Movement	15
Property Consumption	15
Utilization	15
Maintenance and Calibration	15
The goal is safe, efficient and economical operation of government equipment	15
Records are kept of maintenance and calibration performed, including cost and date	16
Maintenance and calibration are performed by technically qualified personnel	16
Physical Inventory	16
Inventories are conducted using the “wall-to-wall” approach	16
Physical inventory results are promptly reconciled with property records	16
Inventory results and discrepancies are promptly reported to the Contract Property Administrator	16
Subcontract Administration	16
Subcontractor is aware of contractual property provisions	16
Reporting	16
Any other reports specified in this Guide or in the contract	17
Disposal	17
Disposition instructions provided by the Contract Property Administrator are carried out as directed	17
Disposal	17
The quantity, condition code and location are reported accurately for property items requiring disposition	17
Contract Completion or Termination	17
HHS Review of System	17
Disapproval of System	17

CHAPTER IV: CONTRACT ADMINISTRATION	18
ACQUIRING PROPERTY	18
Authorization Required	18
Unauthorized Property Acquisitions	18
Government-Furnished Property	18
Transfer Between Multiple Contracts	18
Acquiring Excess Government Property	18
Contract-Acquired Property	19
GSA Supply Sources	19
FEDSTRIP and Customer Supply Centers	19
Reporting and Reimbursement for Acquisitions	19
Receipt of Contractor-Acquired Property	19
Discrepancies in Shipments	19
Receipt of Government-Furnished Property	20
Discrepancies in Shipments	20
Leased Property	20
Subcontractor Acquisitions	20
Receipt of Component Parts	20
Fabricating Equipment	21
Records	21
Installed Property	21
Reimbursement for Acquisitions	21
Attach Copy of Standard Form 1428 Inventory Schedule	21
Invoice Preparation	21

Property Identification	22
Decals	22
Bar code decals identify accountable property	22
Metal decals may be requested for property that is expose to the environment	22
Items that Cannot be Decaled	22
Sensitive Items	22
Precious Metals	23
Recovery of Precious Metals	23
Special Test Equipment and Components	23
Annual Inventory	23
HHS decal number	24
Associated HHS decal numbers	24
Manufacturer’s name	24
Item description	24
Manufacturers model number	24
Acquisition Date	24
Manufacturer’s serial number	24
Actual cost of item	24
Subcontractor Inventory	24
Certification	24
Reconciliation of Inventory	24
Overage Procedures	24
Shortage Procedures	24
Missing Stolen and Damaged Property	24
HHS decal number (if applicable)	25
Manufacturer’s name and model number	25
Date the item was last inventoried	25
Cost of item and projected cost of repairs, for damaged property	25
The last time the item was physically seen	25
The names of the individuals who used the item	25
The names of individuals who had access to the item	25
The name of the individual who discovered it was missing	25
The date and time the item was first discovered missing	25
The actions taken to try to locate the item	25
Previous similar occurrences and measures taken to prevent future occurrences	25
Records	25
Personal Property	25
Acquisition Maintenance and calibration	25
Receiving Physical Inventory	26
Identification/records Subcontract administration	26
Storage and movement Reporting	26
Property consumption Disposal	26
Utilization Contract Completion	26
Audit Records	26
Basic Information	26
Expendable Supplies and Materials Item Description	26
Unit of Measure	26
Unit Price Contract Number	26
Quantity Received	26
Location	26
Quantity on Hand	26
Posting Reference	26
Nonexpendable Personal Property/Equipment Owned or Leased	26
HHS Decal Number	26
Item Description	26
Manufacturer’s Serial Number	26

Manufacturer’s Model Number	26
Actual Cost of Item	26
Monthly Cost	27
Acquisition Date	27
Installation Date	27
Contract Number	27
Credits Accrued	27
Government-furnished or Contractor-accrued	27
Contractor’s Current Order Number	27
Associated HHS Decal	27
Expiration Date Numbers	27
Maintenance Cost	27
Acquisition Price if Purchased	27
Current Location	27
Buy-Out Price	27
Condition Code	27
Requirements	27
Capitalization	27
STORAGE AND MOVEMENT	27
Guidelines for the storage and movement of government property are covered in this section	27
Storage	27
Movement of Property	28
TRADE-INS	28
Request for Authorization	28
EXCESS PROPERTY	28
Report of Excess	28
Disposal Instructions	29
Abandonment and Destruction	29
Letter from Organization	29
CANNIBALIZATION	29
CONTAMINATION	30
Signature	30
Title and Date	30
Packing, Crafting, and Shipping	30

CHAPTER V: CONTRACT CLOSE-OUT	30
FINAL INVENTORY AND CERTIFICATION	30
Inventory Requirements	30
HHS decal number	30
Item Description	31
Acquisition Cost	31
Manufacturer’s name	31
Condition Code	31
Manufacturer’s Model Number	31
Quantity	31
Manufacturer’s Serial Number	31
Physical Location of Item	31
Certification	31
Follow-On Inventories	31
Government Terminates Contract	31
Subcontractor Inventories	31
DISPOSITION OF PROPERTY	32
Leased Property	32
Disposal Options	32

CHAPTER VI: SPECIAL CONSIDERATIONS	32
ON-SITE CONTRACTORS	32
Suspected Theft Property	32
FOREIGN GOVERNMENTS/INTERNAL ORGANIZATIONS	33
NON-PROFIT/EDUCATION ORGANIZATIONS	33
Acquisitions: Less than $5000/$1000	33
Acquisitions: More than $5000/$1000	33
Title Consideration	34
VEHICLES	34
Title/Certification of Origin	34
How to Obtain License Tags	34
Returning License Tags	34
Identification of Government Vehicles	35
Trailers	35
Reporting Requirements	35
Accident Reports	35
Maintenance Records	35
Vehicle Reports	35
Vehicle Listing	35
Type of vehicle (e.g..... sedan or station wagon)	35
Model, make and year (e.g.... 1990 Chevrolet Blazer)	35
License tag number	35
Serial number	35
Vehicle mileage	35
Vehicle location	35
Name and telephone number of your property contact	36
Projected Vehicle Acquisitions	36
Disposal	36
GSA Vehicles	36

CHAPTER VII: FORMS AND INSTRUCTIONS	36
Standard Form 1428 Inventory Schedule	36
Reporting Component Parts	36
GLOSSARY	36
Accountable Personal Property	37
Cannibalization	37
Component Part	37
Condition Codes	37
Contaminated Property	37
Contract Modification	37
Contracting Officer’s Authorization (COA)	37
Contractor-Acquired Property	37
Customer Supply Center	37
Decals	37
Disposition	38
Excess Property	38
Government property that is not required for immediate or foreseeable use	38
Expendable Property	38
Facilities	38
Fedstrip	38
Follow-On Contract	38
A contract that is re-competed or renewed and awarded to the same or different contractor	38
Government-Furnished Property	38
Government Property	38
Hazard-Free Certification	38
Leased Property	38

Property that is either acquired by the contractor or the Government under a lease agreement	38
Liability	38
The degree of a contractor’s obligation to the Government for contractor inventory	38
Material	39
Materiel	39
Items that are generally referred to as supplies, material, apparatus, and equipment	39
Modification	39
Nonexpendable Property	39
Non-Profit Organization	39
Personal Property	39
Physical Inventory	39
Precious Metals	39
Property	39
Property Control System	39
Property Management	39
Real Property	40
Salvage	40
Scrap	40
Screening	40
Sensitive Items	40
Special Test Equipment	40
Start-Up Inventory	40
Stock Record	40
Subcontractor	40
Supply Item	41
Surplus Property	41
Title	41
The legal right to claim, control, and dispose of property as a result of a purchase	41
Trade-In	41
Unauthorized Property	41
Unrequired Property	41
Voucher	41
Document prepared by the contractor for reimbursement of appropriate expenses incurred	41
Disclaimer (New Window) * Federal Shortcuts (New Window) * Feedback	41
HHS Contracting Guide for Contract of Government Property	41

Foreword

Chapter I. Introduction

Purpose and Scope of Guide

How to Use the Guide

Key Players at HHS

Chapter II. Contractor Responsibility and Liability

Contractor Responsibility

Contractor Liability

Chapter III. Contract Start-Up

Authorization

Start-Up Inventory

Property Control System

Chapter IV. Contract Administration

Reporting and Reimbursement for Acquisition

Property Identification

Annual Inventory

Missing, Stolen and Damaged Property

Records

Personal Property

Storage and Movement

Trade-ins

Excess Property

Cannibalization Contamination

Chapter V. Contract Close-Out

Final Inventory and Certification

Disposition of Property

Chapter VI. Special Considerations

On-site Contractors

Foreign Governments/ International Organizations

Non-profit/ Educational Organizations

Vehicles

Chapter VII. Forms and Instructions

Standard Form 1428 Inventory Schedule

Glossary

Appendix

Condition Codes (link pending)

Contract Property Administrator Addresses

Government Property to be Classified as Sensitive Equipment Regardless of Dollar Value

FOREWORD

This guide conveys the policy of the Department of Health and Human Services (HHS) covering the management and control of Government property. This Guide will help you learn the basics of HHS property administration. It provides information needed by contractors to administer government property under a HHS contract or grant to for-profit organizations.

This publication replaces the 1974 edition Control of Property in the Possession of Contractors. It was prepared by the Office of Management and Acquisition, Office of Acquisition and Grants Management, Acquisition and Logistics Research Staff.

We hope this guide provides the information you need. If you have unanswered questions after reading it, please contact your Contract Property Administrator for further questions.

Assistant Secretary for Management and Budget

CHAPTER I: INTRODUCTION

PURPOSE AND SCOPE OF THE GUIDE

This Guide outlines the basic policies and procedures for both cost-reimbursement and fixed-price contractors to follow in the management, control and use of government property provided under a HHS contract.

This includes government-furnished property (GFP) as well as contractor-acquired property (CAP). The Guide applies to contract property administration for the management of supplies, materials and both real and personal property that is furnished by the Government or acquired by contractors, including rented or leased items.

When the generic term “property” is used in the For an Alternative Navigation Method. Use Text Links to Navigate. It refers to personal property”, other types of property are specifically identified (e.g. buildings, real estate). The Guide complements the Federal Acquisition Regulation (FAR) and is not intended to supersede any FAR requirements as expressed in the contract. The FAR contains the official Federal policies on property used in contracts. Any differences between this guide and the FAR as expressed in the contract, the FAR will take precedence. It is a summary of HHS policies and procedures for contract property administration and therefore may not cover every question you have. If you need further assistance or additional information, contact your Contract Property Administrator.

HOW TO USE THIS GUIDE

To help you locate the information you need, this Guide is structured within a basic framework, as shown in the Table of Contents.

Chapter I contains an overview of the key players at HHS who will be involved in the property aspects of your contract.

Chapter II outlines your responsibilities and liability for government property.

Life Cycle Chapters

Chapters III, IV, V are organized by the life cycle of your contract, beginning with start-up and followed by contract administration and close-out.

Special Consideration Chapters

Chapter VI covers additional features which may or may not apply to your contract. If your contract falls under any of these categories, read the appropriate part of the chapter in addition to the standard life cycle chapters. These special considerations are: On-site contractors, non-profit or educational organizations, foreign governments or international organizations, and government vehicles.

In the remainder of the Guide, you will find forms and instructions, a glossary of property terms, an appendix with condition codes, HHS addresses, and an index. We suggest that you review the glossary to ensure that you understand exactly what is meant by terms such as personal property, nonexpendable property and accountable property.

Use of the index is encouraged as well. For example, if you want to locate information about excess property, the appropriate page numbers are listed under “excess.”

KEY PLAYERS AT HHS

The key players at HHS that you will deal with regarding your government property are: the Contract Property Administrator, Project Officer and Contracting Officer. Generally, the Contract Property Administrator monitors, coordinates and manages property requirements. The Project Officer provides technical direction and Interfaces with the Contract Property Administrator about your property requirements, and the Contracting Officer authorizes the transactions.

This section describes their overall roles in the authorization, administration and oversight of contract property.

The Contract Property Administration is the designated representative of the Contracting Officer and will be referenced in the contract. References in the FAR to the Plant Clearance Officer apply to the Contract Property Administrator at HHS. The Contract Property Administrator administers the contract requirements and obligations related to government property, and is responsible for all property administration functions from acquisition of the property to final disposition.

You should deal directly with the Contract Property Administrator in the administration of your government property. It is the Contract Property Administrator’s responsibility to coordinate property issues with the Project Officer and Contracting Officer. Within HHS the Contract Property Administrator is also assigned the responsibility of reviewing and approving property control systems and notifying you when your property control system does not meet HHS requirements; however, the Contract Property Administrator may not obligate government funds, or execute modifications to our contract, or otherwise make changes to your contract.

There are a number of Contract property Administration office locations at HHS: Use of the term “Contract Property Administrator” in this Guide refers to the Contract Property Administrator at the office designated in your contract, and is appointed pursuant to delegated authority.

The Project Officer is an Agency program official who is designated in the contract as the technical representative of the Contracting Officer. Project Officers are trained as required by HHS Acquisition Regulations (HHSAR) and are appointed to administer and monitor contract performance. They are not authorized to obligate government funds or to execute contract modifications. Your Project Officer cannot grant you approval to acquire property with contract funds, nor can the Project Officer authorize you to transfer or dispose of any items.

The Project Officer is responsible for providing a property requirements listing along with a justification to the contracting officer, who coordinates the review, approval and physical transfer of the property with the Contract Property Administrator.

The Contracting Officer is the only HHS official who can authorize you to use government property or acquire property under the contract. The Contracting Officer’s authorization will be stated in your contract, modification, or through the use of a Contracting Officer.

CHAPTER II: CONTRACTOR RESPONSIBILITY AND LIABILITY

CONTRACTOR RESPONSIBILITY

You must assure that your employees are knowledgeable of your contract and of the FAR, HHSAR, FPMR, and FIRMR provisions; they should have sufficient training in all areas of contract property administration. The General Services Administration (GSA) and several non-government training institutions offer three to five day courses in the administration of contractor-held property. These courses provide insight into government property administration. Your Contract Property Administrator can give you more specific information on these courses.

Prime Contact

It is your responsibility to designate an individual within your organization as the prime contact for the Contract Property Administrator. Provide the individual’s name, address, telephone number and signature at the inception of the contract. In the event that any of this information changes, including your organization’s address or the name of the contact person, notify your Contract Property Administrator.

Maintenance of Official Records

Contractors are responsible for maintaining the Government’s official property records unless the contract cites the FAR clauses that relieve that responsibility.

Contract Requirements

It is the contractor’s responsibility to review the contract clauses and assure that the government property required to accomplish the scope of work is accurately reflected in the contract. The basic contract will include a detailed listing of accountable government property (both real and personal property with an acquisition cost of $1000 or more, with a life expectancy of more than two years and sensitive items regardless of acquisition value). If accountable property is provided without contract authorization, promptly notify your Contracting Officer with a copy to the Contract Property Administrator.

Property Control

The contractor is held accountable and responsible for government property, regardless of value, from the time of receipt until the disposal of each item as directed by the Contracting Officer. You are responsible for the control of all GFP and CAP upon delivery of the property into your custody.

Acquisitions

Acquisitions of accountable property must be authorized by the Contracting Officer before acquiring the items. Identification of the property will be stated in the basic contract, a subsequent modification or Contracting Officer’s Authorization (COA) letter. Accountable property that is listed in work assignments, delivery orders or task orders is not authorized for acquisition or use until it has been authorized.

Decontamination

The contractor is responsible for decontaminating government property which may have been contaminated while in the contractor’s possession. When government property is to be transferred, disposed of, or excessed, a certification that property is free from all hazards, including biological, chemical, radioactive, or other health hazardous agents must be sent to the Contract Property Administrator.

Subcontractor Property

It is the prime contractor’s responsibility to hold the subcontractor responsible for reporting any transactions involving government property. Subcontractors are governed by the same requirements as prime contractors for the control of government property.

CONTRACTOR LIABILITY

Contractors may be liable for government property in their possession, subject to the terms of the contract. You may be liable when government property is missing, damaged or stolen, or when there is evidence of improper or unreasonable consumption. If approval of your property control system was withheld or withdrawn, or if you fail to correct deficiencies identified by the Contract Property Administrator, the Contracting Officer may require you to accept a higher level of liability for loss of or damage to government property.

CHAPTER III: CONTRACT START-UP

Chapters 3, 4, 5 apply to all contractors (Contract Start-Up, Contract Administration, and Contract Close-Out). Portions of Chapter 6 Special Considerations, may also apply to you.

Authorization

Prior to the start of work, review your contract concerning the authorization of property. Property that is listed in work assignments or task orders is not authorized for acquisition or use until it has been authorized in the contract, modification, or the Contracting Officer’s Authorization (COA). If government property not listed in the contract is provided to you, notify your Contracting Officer.

Review the detailed listing of property in our contract to assure that the government property required to accomplish the scope of work is accurately reflected in the contract. Be sure to check your contract for the clauses described in this section of the Guide. If any of the clauses described below are included in your contract, refer to the FAR to determine your full requirements, responsibilities and liability for the property.

Maintenance of Official Records

You are responsible for maintaining the official property records unless the contract cites the FAR clauses that relieve you of that responsibility. The clauses are normally cited in Part II, Section I of the contract, and may be incorporated by reference.

Refer also to FAR Part 45.102 and 105.

Residual Property

The residual property clause authorizes use of property from a previous contract contains this clause, be sure that you know exactly what is included in the residual inventory, and that the inventory listing is correct.

Government-furnished property

All accountable government property provided under your contract will be described and/or listed in the contract, including the Contracting Officer’s Authorization (COA), and amendments/modification. The listing of accountable property items should include an item description (sometimes referred to as expanded nomenclature), manufacturer’s name, serial number, model number, and a HHS decal number.

Contractor-Acquired Government Property

If you are authorized to acquire accountable property from a vendor, your contract will include a clause or COA letter that authorizes the transactions. Accountable property that you acquire and change to the contract must be authorized on an individual line item basis in the contract.

Designation of Property Administrator

A reference or clause may be made to your contract to provide the name and office location of your Contract Property Administrator at HHS.

Using Property Under More Than One Contract

Government property is to be used only under the contract for which it is authorized, unless otherwise authorized by the Contracting Officer. If your organization has more than one contract with HHS, the Contracting Officer may authorize use of government property under more than one contract.

Start-Up Inventory

At the start of your contract, you are required to conduct a physical inventory of accountable government property provided to you or acquired with contract funds, as well as any property being leased or rented with contract funds. If your contract is a follow-on make every effort to conduct a joint inventory with the previous contractor. Your start-up inventory may be done concurrently with the transfer from the previous contractor.

Inventory Requirements

The start-up inventory will be a physical inventory. Any discrepancies with the government-furnished listing in the contract should be noted. The inventory must include the following information:

HHS decal number

Manufacturer’s name

Manufacturer’s model number

Manufacturer’s serial number

Record and reconcile your inventory results with the property clause in your contract, and submit the report to your Contract Property Administrator. For overages, shortages or damage, provide a statement of the condition and apparent cause. Include the name of your company’s property contact for the Contract Property Administrator. Prime contractors must submit a consolidated inventory report of all government property, to include subcontractor inventory.

Property Control System

Shortly after contract award, the Contract Property Administrator will request a copy of the written procedures for your internal property control system unless HHS already has it. HHS reviews the property control system to determine if it is adequate to assure compliance with government regulations and contract terms, and to assure that the property is adequately protected, maintained, utilized and accounted for. The adequacy of your property control system helps to demonstrate your ability to manage government property.

A contractor with a few employees may not have a need for written procedures for effective management of Government property. In such cases, the Contracts Property Administrator will evaluate the adequacy of the contractor’s system on the basis of the contractor’s explanation of his controls and observation of the system.

Elements

An acceptable property control system must comply with the FAR. It identifies all types and classes of government property and addresses your policies on the following elements:

Maintenance and calibration

Physical inventory

Identification and records

Storage and movement

Property consumption

Contract completion or termination

The property control system must enable us to locate any item of government property within a reasonable time. Generally, this should not exceed two working days. The system should also provide a complete, current, auditable record of all transactions which the Government may review as frequently as conditions warrant.

The following section briefly outlines the major requirements for each element of your property control system.

Acquisition

Items are ordered in accordance with quantities stipulated in the contract. Existing equipment on-hand is screened before submitting requisitions. Correct source is identified (either government-furnished or contractor-acquired).

Receiving

Property received is inspected for discrepancies. Receiving report is prepared and distributed to appropriate offices. Discrepant items are segregated and documented (partial shipments, for example).

Identification and Records

Equipment received is promptly and properly classified and labeled with a HHS property decal. Inventory control and financial records are established and maintained for the property. Basic information is contained in the records, as outlined in the FAR.

Storage and Movement

An adequate system to control movement and location of property is maintained. Property in storage is protected, preserved and inspected to prevent loss, damage and deterioration. Adequate safeguards are provided for securing government property. A first in/first out system is established for stored items, subject to age deterioration and warranty expiration.

Property Consumption

Property is consumed only under contract performance. Stock record system of records is maintained for consumable items.

Utilization

Methods are established to ensure that government property is utilized only for purposes authorized by the contract. Contractual authorization is obtained to use property for other than its original authorized purpose. A system is established to review and identify government property to release when it is no longer required for contract performance. Criteria are established and retention of idle equipment is documented and justified by the program manager.

Maintenance and Calibration

A scheduled maintenance program is established, consisting of a systematic written procedure for servicing and inspecting equipment.

The goal is safe, efficient and economical operation of government equipment.

A program is implemented for the following categories of maintenance: preventive maintenance, routing repair and adjustment emergency repair, and calibration.

A calibration control system is designed for all measuring and test equipment to provide control of the evaluation, calibration, maintenance, repair and use of it.

Records are kept of maintenance and calibration performed, including cost and date.

Maintenance and calibration are performed by technically qualified personnel.

System is capable of identifying high maintenance costs for review; corrective action is taken by management and is documented.

Physical Inventory

Physical inventories are generally conducted at the start of the contract, annually on the anniversary of contract award, fiscal year end, on a special basis if directed by the Government, and within 90 days upon contract completion or termination as specified in the contract.

Inventories should be taken by personnel other than those having custody of the property or maintaining the records unless the contractor’s operation is too small to do otherwise.

Inventories are conducted using the “wall-to-wall” approach.

Physical inventory results are promptly reconciled with property records.

Inventory results and discrepancies are promptly reported to the Contract Property Administrator.

Subcontract Administration

Procedures and controls are established to assure that government property in a subcontractor’s possession is adequately protected.

Subcontractor is aware of contractual property provisions.

Subcontractor will report loss, damage or destruction of government property to the prime contractor for notification of the Contract Property Administrator.

Reporting

Annual inventory reports are to be provided to the Contract Property Administrator by October 31st each year.

Any loss of or damage to government property is immediately reported to the Contract Property Administrator.

Government property excess to contract requirements is promptly reported to Contract Property

Administrator.

Standard Form 1428 Inventory Schedule is submitted for all accountable contractor-acquired and leased property; receipt of GFP is reported to the Contract Property Administrator when the property is received.

Any other reports specified in this Guide or in the contract.

Disposal

Disposition instructions provided by the Contract Property Administrator are carried out as directed.

Disposal

Disposition instructions provided by the Contract Property Administrator are carried out as directed in accordance with instructions, the disposal of property is properly documented.

The quantity, condition code and location are reported accurately for property items requiring disposition.

A decontamination certification is included in the final inventory report at the conclusion of the contract, unless waived by the Contracting Officer.

Contract Completion or Termination

Residual property is reviewed for appropriate actions (such as decontamination or repair) before transfer or disposal of property.

A full accounting is effected for all government property in possession of the prime contractor and subcontractor. The final inventory report is submitted promptly unless the Contracting Officer specifically approves an extension of time.

Pending issues are resolved, such as inventory adjustments and determinations of liability, before contract closure.

The Contract Property Administrator is notified when all pending actions on property-related issues are completed.

HHS Review of System

Your written system of procedures for property control must be submitted to the Contract Property Administrator for review within 30 days from the date it is requested. The review and approval of a contractor’s property control system at a specific site by one agency is binding on all other government departments and agencies, under interagency agreements. However, HHS may impose special property administration requirements to meet Agency needs.

Disapproval of System

If your system does not comply with the FAR or contract requirements, corrections will be required after notification of deficiencies. If you do not correct the deficiencies within the schedule that was agreed upon, the Contract property Administrator will recommend disapproval of your system by the Contracting Officer. Your liability for loss of or damage to government property may increase if approval is withheld or withdrawn.

CHAPTER IV: CONTRACT ADMINISTRATION

ACQUIRING PROPERTY

There are several ways to acquire property. You may obtain GFP through a transfer of property from an HHS office or another contract, or by securing excess property (this requires a special contract authorization). You may be authorized to acquire property by purchasing it from GSA supply sources (requiring a special authorization in your contract) or from a private vendor, or you may be required to lease or rent the property.

Authorization Required

Regardless of how you acquire property, any use of accountable government property under a HHS contract must be authorized in writing by the Contracting Officer.

Unauthorized Property Acquisitions

If you possess accountable GFP or CAP which has been authorized by the Contracting Officer, immediately report details about your possession of the property to your Contracting Officer with a copy to the Contracts Property Administrator.

The Contracting Officer will determine if it is appropriate to allow you to retain any unauthorized property. If the Contracting Officer grants authorization, the acquisition will be ratified and reflected in a contract modification.

Government-Furnished Property

The furnishing of government property will be coordinated by your Contract Property Administrator. You must identify your needs to your contracting Officer who will coordinate with the Project Officer; the clear definition of your needs before property is provided will facilitate the authorization process. The transaction must be authorized before property is physically transferred to you. When you receive the property, examine it to see that it will meet your needs and that it is in the proper condition for work performance. If the property does not meet your needs, notify the Contracting Officer Immediately.

Transfer Between Multiple Contracts

If you have more than one contract with HHS and want to have property transferred from one contract to another, coordinate this through your Contracting Officer who will coordinate with the Contract Property Administrator. If the transfer is approved, the Contracting Officer will issue a modification to effect the transfer.

Acquiring Excess Government Property

If you are located near a government installation, you may be able to acquire excess property. This requires the approval of your Contracting Officer to issue a contractor’s identification card (GSA Form 2946). If authorized, your Contract Property Administrator will provide catalogs of excess property. Contact your Contract Property Administrator for details about obtaining excess property.

Also, surplus personal property may be donated through State agencies to non-profit tax-exempt activities such as medical institutions, hospitals, schools, universities etc. Refer to FAR Part 45.609 and FPMR 101-44.207

Contract-Acquired Property

Prior to authorizing the acquisition of CAP, there is a justification process and a determination of the method that is in the best interest of the Government. The documentation of this process and the analysis called a property justification, is coordinated by the Contracting Officer with the Project Officer.

Property justifications are required for all leased items, regardless of value. If accountable CAP has been authorized under your contract, the contract will specify whether the property is to be purchased, leased or rented. The FAR and FPMR contain detailed information about procurement requirements; they may assist you in developing adequate procedures.

GSA Supply Sources

GSA and Federal Supply Schedules should always be considered as a first source of supply. If you are authorized to acquire property from a GSA supply source; FEDSTRIP (Federal Standard Requisitioning and Issue Procedures) or Customer Supply Centers, contract clause, modification or letter of authorization from your Contracting Officer is required to authorize use of these supply sources.

FEDSTRIP and Customer Supply Centers

FEDSTRIP and Customer Supply Centers are operated by GSA to serve the retail needs of federal agencies. Cost-reimbursement contractors may also use these sources if authorized FEDSTRIP is used for ordering large quantities of items while Customer Supply Centers are intended for small quantity orders. If you are interested in using these first supply sources, contact your Contract Property Administrator for details.

Reporting and Reimbursement for Acquisitions

Prime contractors must submit consolidated reports that include subcontractor acquisitions. Subcontractor acquisitions are subject to the same reporting and justification requirements as prime contractors for acquiring property under the contract. The prime contractor coordinates subcontractor transactions, subcontractors do not deal directly with the Contract Property Administrator, except for subcontractors to the Small Business Administration.

Receipt of Contractor-Acquired Property

Immediately upon receipt of accountable property items, report the acquisitions on Standard Form 1428 Inventory Schedule. Submit the completed Standard Form 1428 Inventory Schedule to your Contract Property Administrator (a copy of the form must also be attached to your reimbursement voucher). Specific instructions for completion of Standard Form 1428 Inventory Schedule are located in Chapter VII of this Guide.

Accountable property is nonexpendable personal property with an acquisition cost of $1000 or more, and with a useful life of two years or more and sensitive items (regardless of acquisition value. All accountable property items acquired under your contract must be reported on Standard Form 1428 Inventory Schedule, including such commodities as components, accessories, improvements and add-ons that exceed the accountable threshold as well as leased or rented items. Be sure to report design, labor and/or transportation costs, if applicable. These costs are included in the acquisition cost of the item in the Agency’s records.

Discrepancies in Shipments

If you discover an overage, shortage or damage upon receipt of CAP, take whatever action are necessary directly with the vendor or the supplier.

Receipt of Government-Furnished Property

When you receive accountable GFP, notify your Contract Property Administrator by letter immediately upon receipt of the property; this applies to unauthorized as well as authorized government property. If an HHS Property Transfer document is forwarded to you for signature, sign it and return it to your Contract Property Administrator. If you send a letter, include the decal number, acquisition cost, item description, model number, serial number, condition code, and physical location of the property. Remember prime contractors report to the Contract Property Administrator all transfers to subcontractors.

If your Contract Property Administrator forwards an HHS Transfer Form for your signature, verify that all information recorded on the form is correct. Remember to check the condition of the property and ensure that it will meet the requirements of the work to be performed. If there are any discrepancies with the form, sign it where indicated and return it to your Contract Property Administrator.

Discrepancies in Shipments

If you discover an overage, shortage or damage upon receipt of GFP, or if property is unusable for any reason, provide a statement of the condition and apparent cause to the Contract Property Administrator. If necessary, file the appropriate claim forms with the shipping company.

Leased Property

The acquisition of leased property must also be reported on Standard Form 1428 Inventor Schedule if the acquisition cost of the leased item would exceed the accountable threshold (see Glossary) and if the lease term exceeds two months. Chapter VII in this Guide contains details about the specific information that is reported.

Notify your Contracting Officer with a copy to the Contract Property Administrator at least 45 days before termination of a lease arrangement, whether due to the expiration of the actual lease or the termination/expiration of your contract. Also advise the Contracting Officer of any credits toward purchase of the item. The advance notice to HHS will allow the Government to decide whether to purchase the item or return it upon lease expiration, or to buy out the lease if it has not expired.

Subcontractor Acquisitions

Accountable items acquired by a subcontractor are reported by the prime contractor to the Contract Property Administrator on Standard Form 1428 Inventory Schedule. Reimbursement to a subcontractor is coordinated and processed by the prime contractor; prime contractors are reimbursed by HHS for authorized subcontractor acquisitions. HHS communicates directly with the prime contractor only, except for contracts with the Small Business Administration under its 8(a) program.

Receipt of Component Parts

Component parts or other items acquired for addition to a piece of property that has already been reported and decaled, must be reported on Standard Form 1428 Inventory Schedule if the component’s price exceeds the accountable threshold. State the HHS decal number of the main unit and indicate that the components will be added to that piece of property. Also record any entry for such costs as design, labor and transportation, if applicable, these costs are added to the acquisition value of the item.

Fabricating Equipment

If equipment, components or additional items are acquired individually and then assembled into one main unit, report the acquisition of accountable items individually as they are purchased. Include a statement on Standard Form 1428 Inventory Schedule that one major unit is being constructed. When the item has been completed, notify the Contract Property Administrator, and state this on your Standard Form 1428 Inventory Schedule.

Records

If the construction of prototype or special research equipment is authorized by the contract, report the costs for design and labor along with the value of the components to include equipment, material and supplies.

Special test equipment fabricated from materials that are government property are recorded as government-owned immediately upon fabrication. If equipment is fabricated from materials that are contractor-owned, the completed item is recorded as government property when title passes to the Government.

Installed Property

Before installing government equipment at your site, you must obtain authorization from your Contracting Officer, and a modification or authorizing letter must be issued. Before installing the property, consider how the property can be removed at contract completion. It is suggested that you discuss this with your Project Officer. Provide your Contracting Officer with a detailed report on the cost of removal and restoration, as well as a planned disposal method. Include labor costs for installation and/or set-up, and transportation costs in the total cost.

Reimbursement for Acquisitions

Contractors generally submit SF-1034 and/or SF-1035, Public Voucher for Purchases and Services Other than Personal (New Window), for reimbursement of costs incurred under contract performance. You must itemize acquisitions under the “personal Property/Equipment” category of your voucher and not simply list them as “Other Direct Costs”. The Contract Property Administrator receives a copy of your voucher from the HHS paying office and checks voucher entries to ensure that property acquisitions are reported under the proper category.

Attach Copy of Standard Form 1428 Inventory Schedule

The original Standard Form 1428 Inventory Schedule is submitted to your Contract Property Administrator. A copy of the form must be attached to your voucher to support reimbursement claims. If you submit a voucher including costs for accountable personal property items, but fail to attach a copy of the Standard Form 1428 Inventory Schedule payment for the personal property items may be suspended by the Contracting Officer.

Invoice Preparation

If you have questions about voucher/invoice preparation and processing related to personal property, please contact your Contract Property Administrator. Any other questions about vouchers should be directed to the paying office designated in your contract.

Property Identification

This section describes requirements for decals, sensitive items, precious metals, and special test equipment.

Decals

Decals are identifying tags designed by HHS to identify Agency property and to display the specific number assigned to a particular item or to identify a specific class of property. HHS has a variety of decals to identify property classifications:

Bar code decals identify accountable property.

For other than accountable property, a decal that states “Property if U.S. HHS” may be furnished, if requested.

Blank paper decals maybe provided for components or other add-ons (the HHS decal number of the main unit is written on the decal and affixed to the component).

Decals may be furnished for leased items (the decal number is preceded by the letter “L or R”).

Metal decals may be requested for property that is expose to the environment.

If you are provided GFP without affixed decals, contact your Contract Property Administrator in writing to request the decals. Your Contract Property Administrator will furnish decals for accountable CAP. The HHS decal numbers should be referenced in your correspondence.

Items that Cannot be Decaled

Some property items cannot be decaled. These include submersible items and those subject to chemical exposure and weather conditions. You may request metal decals for property that is exposed to the environment. Other items cannot be decaled because the decal will not adhere to that particular type of surface (pumps, some typewriters, for example). In these cases, make every effort to indelibly mark the item by painting or etching the decal number on it. Items that cannot be decaled or otherwise marked with the decal number, such as platinum crucibles, are subject to additional controls. One option for recording the decal numbers is to attach the decal to your copy of Standard Form 1428 Inventory Schedule that shows receipt of the item Stock cards can also be used, recording detailed information about the item, and attaching the decal to the stock card.

Sensitive Items

Sensitive Items are property items that are highly desirable an easily converted to personal use. Special efforts must be made to control and protect sensitive items. Sensitive items classified as accountable property, and must be reported on Standard Form 1428 Inventory Schedule if you need assistance in identifying sensitive items, contact your Contract Property Administrator for more information. Sensitive items are listed in Appendix C. Signature receipts are required to establish individual accountability for all sensitive items regardless of value.

Precious Metals

When authorized precious metals can be acquired directly or indirectly, as government-furnished or contractor-acquired personal property. Precious metals such as platinum, used in the composition of crucibles or evaporating dishes, for example, are commodities requiring sensitive item accountability as well as classification as precious metals. Keep records of the amount of precious metal comprising the commodity.

Some precious metals, such as gold and silver, may exist within the boards and wiring of computer and laboratory instruments. Maintain a record of this information to assure appropriate recovery if out-right disposal is considered.

Recovery of Precious Metals

The recovery of precious metals must be reported annually to your Contract Property Administrator, report the amount recovered and the methods of recovery. Contractors that consistently use photographic services, for example, must develop a program for the recovery of silver. Contractors should contact the Contract Property Administrator who will contact the regional GSA Federal Supply Service or the Defense Logistics Agency (DLA) serving the area for assistance. (NOTE: October 12, 2006 - the GSA Federal Supply Service (FSS) is being merged with the Federal Technology Service (FTS) into the Federal Acquisition Service (FAS). As more is known about the structure of the new FAS, the instruction found here will be updated).

The contracting Officer will approve a credit to the contract when the silver is properly disposed of at a profit.

Special Test Equipment and Components

Special test equipment authorized as GFP or CAP under the contract will be marked with a serial number and the HHS decal number. If it is not feasible to mark the equipment, report this to the Contract Property Administrator… Special test equipment components valued as $1,000 or more and incorporated in a manner that makes removal and re-utilization feasible and economical, must also be marked. Property identification should be legible, permanent, conspicuous and temper-proof, consisting of serial number and decal number. Remember: off-the-shelf testing equipment is not classified as special test equipment (see Glossary).

Annual Inventory

A physical inventory of accountable government property must be conducted by September 30th and submitted by October 31st of each year. Your inventory must include accountable government property items acquired, furnished, rented and/or leased under the contract. Employees who conduct inventories should not be the same individuals who maintain the property records. Following the physical inventory, prepare an inventory report and submit it to your Contract Property Administrator and Contracting Officer.

Include all accountable government property in your possession, even if it has not been authorized by the Contracting Officer. Remember software (commercially leased) has been classified by HHS as sensitive; and is subject to reporting requirements.

The minimum information that must be recorded follows:

HHS decal number

Associated HHS decal numbers

Manufacturer’s name

Item description

Manufacturers model number

Acquisition Date

Manufacturer’s serial number

Actual cost of item

Subcontractor Inventory

Prime contractors must submit a consolidated report of all accountable government property under the contract, to include subcontractor inventory. Subcontractors should report their inventories to the prime contractor.

Certification

Your final inventory report must include a certification that all items are required for continued contract performance and are free from contamination. Property that is no longer usable or required must be reported and identified as such.

Reconciliation of Inventory

Reconcile your inventory with your property records. If you discover overages or shortages, report them in your cover letter and submit back-up documentation, described in the following paragraphs to initiate the appropriate actions.

Overage Procedures

For overages your Contract Property Administrator will notify your Contracting Officer. You will be contacted and asked to provide information about how you acquired the property and to justify your continued need for it. Your Project Officer may initiate the property justification process if your retention of the item is approved by the Contracting Officer.

Shortage Procedures

First, attempt to locate the item. If you have property at more than one site, check your other locations. If you cannot find the item, submit a statement explaining all related circumstances, including the actions you have taken to try to locate the property. In your letter, you may request relief of accountability for the item. If you suspect the item was stolen, report this immediately to the local police. The Missing, Stolen and Damaged Property section of the Guide outlines the required content of your statement.

Missing Stolen and Damaged Property

Promptly notify the Contract Property Administrator of any loss, damage to, or destruction of government property in your possession or control, or in the possession or control of a subcontractor. You are required to investigate the circumstances of each incident and ensure that measures are taken to prevent recurrence. You must respect all known facts and circumstances of the case to include the following information.

Description of item(s) missing, stolen, damaged, or unreasonably consumed to include condition of the item before it was missing/stolen:

HHS decal number (if applicable)

Manufacturer’s name and model number

Date the item was last inventoried

Cost of item and projected cost of repairs, for damaged property

The last time the item was physically seen

The names of the individuals who used the item

The names of individuals who had access to the item

The name of the individual who discovered it was missing

The date and time the item was first discovered missing

The actions taken to try to locate the item

Previous similar occurrences and measures taken to prevent future occurrences

Other facts or circumstances relevant to determination of liability and responsibility for repair or Replacement

Any loss due to theft or suspected theft must be reported immediately to the local police and the Federal Bureau of Investigation (FBI). Check the U. S. Government listings in your telephone directory for the phone number. Send a copy of the police report to the Contract Property Administrator. The Contracting Officer will determine your liability for losses.

Records

Your Property records must identify all types and classes of government property (expendable supplies, materials, nonexpendable personal property/equipment and real property). The records must be safeguarded from tampering and/or destruction. Separate property records should be maintained for each contract.

Personal Property

Your personal property records must ensure that the following areas of property administration are covered:

Acquisition Maintenance and calibration

Receiving Physical Inventory

Identification/records Subcontract administration

Storage and movement Reporting

Property consumption Disposal

Utilization Contract Completion

Audit Records

Your records should provide a complete, current, auditable record of all transactions. They must be accessible to authorized government personnel; your records are subject to review by the Government as conditions warrant. Compliance reviews may take place at any reasonable time during contract performance, completion, termination, or any time during the period you are required to retain such records. Records must be retained for the time period specified in FAR.4.705 or for any longer period specified in your records.

Basic Information

Your inventory records must provide the following information for every item of government property in your possession:

Expendable Supplies and Materials Item Description

Unit of Measure

Unit Price Contract Number

Quantity Received

Location

Quantity Issued Disposition

Quantity on Hand

Posting Reference

Nonexpendable Personal Property/Equipment Owned or Leased

HHS Decal Number

Item Description

Manufacturer’s Serial Number

Manufacturer’s Model Number

Actual Cost of Item

Monthly Cost

Acquisition Date

Installation Date

Contract Number

Credits Accrued

Government-furnished or Contractor-accrued

Contractor’s Current Order Number

Associated HHS Decal

Expiration Date Numbers

Maintenance Cost

Acquisition Price if Purchased

Current Location

Buy-Out Price

Condition Code

Requirements

Your property control records for all government real property, including alterations, construction work and sites, will include an itemized record of the description, location, acquisition cost and disposition. These records must include maps, drawings, plans, specifications, and supplementary data. They must be complete and include original cost of the property, and improvements, changes and additions.

Capitalization

If you incur any cost for new construction, assembly to the real property, expansions, extensions, conversions, additions, alterations and improvements, the cost will be capitalized. HHS must record the cost as a capitalized asset. To assist the Agency in carrying out its responsibility, report this information to HHS. The costs for real property involving destruction of the facility or costs for ordinary maintenance or repair of the property are not capitalized.

STORAGE AND MOVEMENT

Guidelines for the storage and movement of government property are covered in this section.

Storage

Take measures to protect and preserve stored government property in order to prevent loss, damage and deterioration. The property should be clearly identified as government property and should not be intermingled with non-government property. Ensure that stored items requiring special handling (such as flammables or explosives) are stored safely and are adequately protected.

Movement of Property

Document the movement of government property when property is removed from any of your sites for return to the Department or delivery to another contractor or agency. In these instances the physical relocation of the government property must be documented in writing, with copies provided to the Contract Property Administrator and the Project Officer. Notify your Contract Property Administrator before the property is moved, and instructions will be provided.

TRADE-INS

Trade-Ins or exchanges may be authorized for outdated equipment in a contractor’s inventory, or in order to decrease the purchase cost of a new item. This type of transaction occurs rarely, and is authorized only when there is a definite advantage to the Government.

Request for Authorization

If you wish to trade in or exchange government property for identical items, or for newer state-of-the-art items that are similar, send a written request to your Contracting Officer with a copy to the Contract Property Administrator. Your Contract Property Administrator will coordinate with the Contracting Officer, who may grant approval for the trade-in or exchange.

If the trade-in is disallowed, and you have no further use for the time, it will be offered to HHS offices for use, or referred to other agencies through the routine excess process.

EXCESS PROPERTY

You must report to your Contract Property Administrator all government property that is excess to your needs. Property in your possession may be considered excess if it is no longer required for contract performance or no longer in working order and repair is considered impractical. Your Contract Property Administrator will coordinate with your Contracting Officer to determine if the item is required on another contract or by the sponsoring program. If the property cannot be used elsewhere in the Department, there is a series of steps that HHS must follow to dispose of excess property.

This sometimes a lengthy process, and you may be required to store the excess property while the procedures are being carried out. You are responsible for the property as long as it is in your possession.

Report of Excess

The Contract Property Administrator in conjunction with HHS property management will issue an SF-120 (Report of Excess Personal Property), and SF-126 (Report of Personal Property for Sale) or an SF-15 (Sale of Government Property) for government property, regardless of value, that is not required for further use by the Department. The appropriate form will be executed and an informational copy forwarded to your designated representative. This individual’s name normally appears on the forms as the contact person for anyone requesting additional information on the excess property. The Contract Property Administrator will advise your representative of the steps that are involved and will issue final disposal instruction when release of the items is appropriate.

Quite often, GSA forwards a form or a letter directly to the contractor. If you receive any of this material directly from GSA, please forward it to your Contract Property Administrator.

Information provided by GSA to your Contract Property Administrator will be sent to you as needed.

Disposal Instructions

You may not dispose of any item until you receive the Contracting Officer’s approval and complete written instructions from the Contract Property Administrator. Disposal options include transfer, donation, trade-in, sale, abandonment, cannibalization, scrapping or destruction of the property.

Once you have declared an item as excess with the concurrence of your Contracting Officer, the Contract Property Administrator will notify GSA of the excess item for transfer to another government agency/department or contractor. If the item cannot be transferred, it is offered to state agencies in the GSA region for donation. If the states are not interested in the item, it is then offered to the public for sale. If GSA is unable to dispose of the item, the Contract Property Administrator is notified by GSA that HHS is authorized to conduct a small lot sale or abandon the item.

Abandonment and Destruction

Excess property may be destroyed or abandoned by HHS only after every effort has been made to dispose of it by other authorized methods. With GSA’s permission, HHS may elect to abandon property at a site under certain circumstances during the life of a contract or during close-out of the contract. Authorization for abandonment requires a written determination by the Contracting Officer.

If you are authorized to abandon an item, remove all government markings from the item. Prepare and submit to your Contract Property Administrator a certification that the item is disposed of, and that it is disposed of in a manner that does not endanger the health and safety of the public.

When the Contract Property Administrator informs you that an item cannot be disposed of through GSA, you may be asked to identify any non-profit organizations in your local community that are interested in the item. If you are a for-profit firm, the item must be donated to a third party, as previously described. Local organizations to consider include high schools, vocational schools, colleges or service organizations (such as Goodwill Industries, Salvation Army, or Volunteers of America).

Letter from Organization

If it is known that an organization is interested, request a letter from them stating that they are a non-profit organization, and stating how the item will be used. The letter should be forwarded directly to the Contracting Officer with a copy to the Contract Property Administrator by the organization. The property item must be from contamination; it is your responsibility to provide this certification.

CANNIBALIZATION

Cannibalization refers to either the alteration of a piece of government property that is generally obsolete due to age or technological advances, or reducing equipment to parts in order to obtain needed components. In other words, you are cannibalizing property when you remove serviceable parts from an item, rendering it unserviceable or reducing its value. You may not cannibalize government equipment unless you have received the Contracting Officer’s approval and written instructions from the Contract Property Administrator.

CONTAMINATION

The descriptions of transfers and disposal actions contained in this Guide assume that the property involved is decontaminated. Any contamination of personal property/equipment must be immediately reported to both the Contract Property Hazard-Free Certification Administrator and the Contracting Officer along with a certification that items are hazard-free. The contractor is normally expected to decontaminate the item so that it may be used again.

The following certification, signed by the contractor or an authorized official, must accompany each copy of the excess declaration or final inventory when shipment from the contractor’s facility will be required.

I certify that the listed property is free of biological, chemical, radioactive, other health hazardous contamination and that the property is safe for shipment, except for the following line items:

*(Enter line item numbers or “No Exceptions”)

Signature

Title and Date

Packing, Crafting, and Shipping

When shipment of government property is required, the contractor is responsible for proper packing, crafting and handling to ensure it reaches its destination in good condition. Shipments shall be made pursuant to the directions of the Contracting Officer or Contract Property Administrator and the contractor must advise the Contract Property Administrator of the items shipped, date of shipment, number of crates or parcels, carrier’s name and the waybill number immediately after carrier’s pickup.

CHAPTER V: CONTRACT CLOSE-OUT

FINAL INVENTORY AND CERTIFICATION

At the end of your contract you must conduct a final inventory. Employees who conduct inventories should not be the same individuals who maintain the property records.

Inventory Requirements

The final inventory will cover all property items furnished or acquired under the terms of your contract, including nonexpendable/expendable property items regardless of cost, and supply items and material not consumed during contract performance. The amount of accrued lease credits for leased property will also be included on the final inventory. Advise the Contract Property Administrator of any and all unusual circumstances related to the inventory. Failure to provide the prescribed final inventory will delay contract close-out and final payment.

You are required to report the following information on your final inventory:

HHS decal number

Associated HHS decal numbers

Item Description

Acquisition Cost

Manufacturer’s name

Condition Code

Manufacturer’s Model Number

Quantity

Manufacturer’s Serial Number

Physical Location of Item

Certification

Final inventories must include the following certifications:

“I certify that except for items consumed in the performance of the contract, this inventory includes all materials, supplies and equipment furnished by the Government or acquired by the contractor for the account of the Government under contract number             .”

“I further certify that all property is in a state free from contamination by any hazardous or toxic substances, and require no additional clean-up or decontamination efforts.”

Contractors that have no government property in their possession must submit a certification to that effect.

Follow-On Inventories

When government property under your contract is being transferred to another contract, it is suggested that a joint inventory be conducted. This may effect the transfer of the property, relief or liability for the closing contractor and receipt by the follow-on contractor.

Government Terminates Contract

If the Government elects to terminate a contract for the convenience of the Government, the requirements for a termination inventory are the same as outlined for a final inventory. The termination inventory must be conducted primarily to disposal purposes.

Subcontractor Inventories

Prime contractors must submit a consolidated inventory report of all government property, to include subcontractor inventory. Subcontractors should report their inventories to the prime contractor. Subcontractor inventory is reported in the same detail as outlined for prime contractors, state the location of the subcontractor property being reported.

DISPOSITION OF PROPERTY

Your Contract Property Administrator will provide written instructions for the disposition of your property. You may remove government property from your site only in accordance with those instructions. You are responsible for the property until final disposition has been completed.

Leased Property

Notify your Contract Property Administrator at least 45 days before a lease arrangement is terminated, and report the status of any purchase credits. This applies to leases due to expire when your contract ends, and to leases that continue after the completion or termination of your contract. If the lease is expiring, the Government may elect to purchase the item, or if the lease has not expired, the Government may choose to buy out the lease. Your advance notice to the Contract Property Administrator will permit sufficient time for a determination to be made.

Disposal Options

In disposing of the property, the Government may elect to exercise any of the options described below:

If a cost reimbursement-type contract allow the contractor to buy contractor-acquired items/inventory at 100% of acquisition value; return the items/inventory to the original supplier for credit, less any reasonable restocking charge. (Do not finalize the purchase or return any merchandize without written instructions from the Contract Property Administrator ); transfer all or part of the inventory to another contract; transfer the inventory to a licensee by means of a Revocable License Agreement for a loan; have the inventory returned to HHS; or report the inventory as excess.

Other options the Government may consider for the disposition of your property include sale to the public, donation, abandonment, scrapping destruction. Your Contract Property Administrator will provide specific written instructions for the disposal of your property.

CHAPTER VI: SPECIAL CONSIDERATIONS

Chapters 1, 2, 3, 4, 5 apply to all contractors. Portions of Chapter VI may also apply to you. If your contract falls in any of these categories, read the appropriate section of the chapter; On-site contractors, foreign governments or international organizations, non-profit or educational organizations, and government vehicles. The information that appears in Chapter VI is supplementary to the first five chapters, describing only additional information or special considerations.

ON-SITE CONTRACTORS

On-site contractors are organizations working under contract on HHS premises. Any use of government real and personal property must be authorized in the contract as GFP, or on an “access to…” basis. In either instance, it will be itemized in the basic contract or in a subsequent contract modification.

Suspected Theft Property

The procedures for missing, stolen and damaged property vary slightly for on-site contractors when theft or suspected theft is involved. Notify HHS internal security office as well as your Contract Property Administrator.

On-site contractors are guided by the instructions, procedures, and practices outlined in Chapters 1, 2, 3, 4, 5 of the Guide. In these chapters, the requirements for inventories, points of contact, acquisitions, transfers, disposition and other property administration areas are covered.

FOREIGN GOVERNMENTS/INTERNAL ORGANIZATIONS

This section pertains to contractors that are foreign governments or international organizations. Before awarding this type of contract, the Contracting Officer will determine whether costs will be recovered or rental charged for the use of government-furnished property. The contract will specify if property is provided on a rental or non-rental basis. The official property records will be maintained by HHS for all foreign governments and international organizations.

Foreign governments or international organizations performing cost-reimbursement contracts may be permitted to carry insurance for loss or damage to government property, and the cost of the insurance permitted as an allowable expense to the contract, or they may claim immunity from liability, as determined by the Contracting Officer.

Contractors that are foreign governments or international organizations are guided by the instructions, procedures, and practices outlined Chapters 1-5 of this Guide. In those chapters, The requirements for inventories, points of contact, acquisitions, transfers, disposition and other property administration areas are covered.

NON-PROFIT/EDUCATION ORGANIZATIONS

When contractor-acquired property is authorized for a non-profit or educational organization under a HHS contract with the primary purpose of research, there are special conditions for the vesting of title. Except as outlined in this section of the Guide, or in the contract, title to CAP ordinarily vests in the non-profit or educational organization working under a research contract. At the Government’s discretion, however, in some instances title may vest in the Government, and the non-profit/educational organization will be subject to the requirements described in Chapters 1, 2, 3, 4, 5 of this Guide.

Acquisitions: Less than $5000/$1000

If you are classified in the basic contract or subsequent modifications as an educational or non-profit institution, and you obtain the Contracting Officer’s approval before acquisition of the property, you will automatically acquire and retain title for any items of personal property costing less than $5000 acquired on a reimbursable basis. Contracts awarded prior to the implementation of the Federal Acquisition Regulation (FAR) in April 1984 must use $1000 as the dollar figure for vesting title.

The Acquisition of all property items under the contract requires the prior approval of the Contracting Officer. Within ten days after the end of the calendar quarter during which you receive property, you must furnish the Contracting Officer and the Contract Property Administrator with a list of CAP valued at less than $5000/$1000 - refer to FAR Part 45 - Government Property for more information.

Acquisitions: More than $5000/$1000

If property costs $5000/$1000 or more, and the parties specifically agree in the contract, title may:

vest in the contractor upon acquisition;

vest in the contractor, subject to the Government’s right to direct transfer of the title to the Government or to a third party within 12 months after contract completion/termination; or

vest in the Government if the Contracting Officer determines that vesting of title in the contractor would not further the objectives of the Agency’s research program.

All acquisitions of contractor-acquired property valued at $5000/$1000 or more must be reported on Standard Form 1428 Inventory Schedule to the Contract Property Administrator. A copy of the form must be attached to the reimbursement voucher.

Title Consideration

When title to CAP vests in a non-profit/educational institution, neither depreciation, amortization or use changes are allowable for those items under any existing or future government contracts or subcontracts. Title may not be transferred to the contractor if the contract is performed at a government installation (on-site) and there is a continuing need for the property following contract completion. The absence of an agreement covering title to property that cost $5000/$1000 or more and that was acquired by the contractor with government funds does not limit the Agency’s right to act to vest title in a contractor. If there is no contract clause showing who has title, the Contract Property Administrator will record the vesting of title to the property in HHS.

Non-profit/educational organizations using property titled in HHS are guided by the instructions, procedures and practices outlined in Chapters 1-5 of this Guide. In these chapters, the requirements for inventories, points of contact, acquisitions, transfers, disposition and other property administration areas are covered.

VEHICLES

This section covers basic information about government vehicles authorized under your contract. If you need additional information, contact your Contract Property Administrator.

Title/Certification of Origin

If you are authorized to acquire vehicles under your contract, you must ensure that each vehicle is registered in HHS’ name on the title/certification of origin. Do not register government vehicles with the State: HHS will furnish license tags.

How to Obtain License Tags

You may request license tags in advance, upon receipt of the Notification of Shipment from the vendor. Complete a Standard Form 1428 Inventory Schedule (New Window) to request tags; be sure to attach a copy of the Notification of Shipment. The purpose of using Standard Form 1428 Inventory Schedule in this instance is to provide the information HHS needs for processing your license tags. Report the acquisition of the vehicle to Standard Form 1428 Inventory Schedule in the standard format (see Chapter 7 for details). After the vehicle is received, forward the title/certificate of origin to the Contract Property Administrator. Please furnish the name and telephone number of your contact point for government property.

Returning License Tags

It is your responsibility to return the license tags to your Contract Property Administrator when the vehicle is taken out of service. If the vehicle is replaced, new tags must be issued for the replacement vehicles.

Identification of Government Vehicles

The Contract Property Administrator will provide license tags, legends and Agency decals to identify the vehicle as HHS-owned.

Trailers

If you receive a title/certificate of origin for a trailer you acquire under your contract, forward the title or certificate to your Contract Property Administrator.

Reporting Requirements

There are special reporting requirements for government vehicles; they are outlined in the following section:

Accident Reports

If a government vehicle is involved in an accident, complete a report of the incident. Forward two copies of the accident report to your Contract Property Administrator, and keep a copy for your files.

Maintenance Records

You must ensure that government vehicles authorized under your contract are maintained in safe, mechanically sound condition. Keep current records of the cost and type of maintenance performed, such as oil changes, tire rotations, and tune-ups. Your maintenance records must include back-up documentation; these records are subject to review by the Government.

Vehicle Reports

Submit a report to your Contract Property Administrator listing all vehicles under your contract, and identifying projected vehicle acquisition needs for the next one year period. Include a copy of your maintenance records/log for the current quarter, showing the type and cost of maintenance performed. You do not need to send copies of the supporting documentation.

Vehicle Listing

Include the following information in your vehicle listing:

Type of vehicle (e.g..... sedan or station wagon)

Model, make and year (e.g.... 1990 Chevrolet Blazer)

License tag number

Serial number

Vehicle mileage

Vehicle location

Name and telephone number of your property contact.

Projected Vehicle Acquisitions

In your annual report, identify your projected vehicle acquisition needs for the next one year period, to include replacements and additional vehicles. The standard lead time for acquiring vehicles through GSA is 8-10 months. Thus, it is essential that you provide HHS sufficient time to process your request.

Disposal

If you have been authorized by the Contract Property Administrator to dispose of HHS vehicles through release to a state agency or buyer, you may not release the vehicle(s) until the Contract Property Administrator provides you with one of the following:

a transfer of title initiated by the Contract Property Administrator, or

SF-97, Certificate of Release of a Vehicle. This requires the signature of the buyer/receiver and provides written instructions about relief of accountability.

GSA Vehicles

A contractor may be authorized by the Contracting Officer to lease GSA vehicles. The Contract Property Administrator will assist in implementing this with GSA’s Interagency Fleet Management System.

CHAPTER VII: FORMS AND INSTRUCTIONS

This chapter provides a sample form and specific instructions for the completion of Standard Form 1428 Inventory Schedule. Use of the form is discussed in Chapter 4 of this Guide. In the section entitled Reporting and Reimbursement for Acquisitions. If you need additional forms during the life of your contract, contact your Contract Property Administrator.

Standard Form 1428 Inventory Schedule

Standard Form 1428 Inventory Schedule (New Window) is used to report the receipt of accountable government-furnished/ contractor-acquired property that is purchased, leased or rented.

Reporting Component Parts

The acquisition of leased property must be reported on Standard Form 1428 Inventory Schedule if the acquisition value of the leased item exceeds the accountable threshold and if the lease term exceeds two months. The following information must be reported on the form: acquisition value, duration of lease, expiration date, monthly rental or lease cost, and buy-out value.

GLOSSARY

Abandonment - Leaving government-owned property in a non-federal location following expiration of a contract, or following a determination that the item is no longer recruited for use on the contract. Abandonment may be authorized by the Government if no other alternative is available for disposal due to the item’s low value or condition and as long as the property is free from contamination.

Accountable Personal Property

Non-expendable personal property with an acquisition cost of $1000 or more, and sensitive items regardless of dollar value.

Cannibalization

The removal of serviceable components from otherwise unserviceable government property. Authorization is required before government property may be cannibalized.

Component Part

Nonexpendable property which is installed or affixed to an item of accountable property. It must be integral to the functioning of the main unit and not have the capacity to stand alone. Examples include, a memory board for a computer and a probe for a photo ionizer.

Condition Codes

Appraisals of the current condition of government accountable property through the assignment of designated codes. For example, condition code “1” refers to unused property in good condition. See appendix A for the list of condition codes.

Contaminated Property

Equipment/supplies that have been exposed to toxic or radioactive materials, chemicals or other waste products which render them unsafe for use.

Contract Modification

A negotiated or unilateral change in the basic contract that alters funding, scope of work, personnel, government property authorizations, or any other terms of the basic contract.

Contracting Officer’s Authorization (COA)

A document issued by a Contracting Officer to a Contractor to authorize the purchase of contractor acquired property.

Contractor-Acquired Property

Property purchased or otherwise provided by the contractor using contract funds and reportable as government property.

Customer Supply Center

A supply operation maintained by the General Services Administration (GSA) for the Government and its authorized contractors. The Customer Supply Center is used to procure small quantity orders of supply items. A contractor may be authorized by the Contracting Officer to use this source of supply.

Decals

Tags designed and used in HHS to identify Agency property. Decals are affixed to accountable property and display the specific numbers assigned to individual items of government property.

Disposition

The sale, transfer (without the exchange of funds), donation, destruction, or abandonment of property.

Excess Property

Government property that is not required for immediate or foreseeable use.

Expendable Property

Supplies and materials that are consumed or expended routinely; that lose their identify under contract performance; such as pens, pencils and typewriter ribbons.

Facilities

Property used in accordance with terms of the contract for production, maintenance, research, development, or testing. The term does not include material, special test equipment, special tooling, or Agency-peculiar property, but it does include plant equipment and real property.

Fedstrip

An acronym (Federal Standard Requisitioning and Issue Procedures) referring to a procedure used by the Government and its authorized contractors to procure goods from the General Services Administration (GSA). A contractor may be authorized by the Contracting Officer to use this source of supply.

Follow-On Contract

A contract that is re-competed or renewed and awarded to the same or different contractor.

Government-Furnished Property

Property in the possession of or acquired directly by the Government, and subsequently delivered or otherwise made available to the contractor.

Government Property

All real and/or personal property owned by, or leased to the Government under the terms of a contract. Government property includes government-furnished and contractor-acquired property.

Hazard-Free Certification

A certification stating an item(s) is free from contamination. It is submitted when government property is no longer required at the contractor’s facility or upon conclusion of the contract.

Leased Property

Property that is either acquired by the contractor or the Government under a lease agreement.

Liability

The degree of a contractor’s obligation to the Government for contractor inventory.

Material

All items not identified as equipment which are necessary for the equipping, maintenance, operating and support of government activities whether administrative or operational.

Materiel

Items that are generally referred to as supplies, material, apparatus, and equipment.

Modification

A negotiated or unilateral change in the basic contract that alters funding, scope of work, personnel, government property authorizations, or any other items of the basic contract.

Nonexpendable Property

Personal property which is durable with an expected useful life of two or more years, is complete in itself, and does not lose its identity or become a component part of another item.

Non-Profit Organization

Any corporation, foundation, trust, educational or other institution recognized by HHS and referenced in the contract as operated for scientific or educational purposes, not organized for profit, and no part of the net earnings of another corporation which inures to the profit of any private shareholder or individual.

Personal Property

All government property, excluding real property, which is either furnished by the Government or acquired with contract funds.

Physical Inventory

A wall-to-wall sighting and recording of all equipment items within a certain area. The types of inventories are start-up, annual, special and final.

Precious Metals

Uncommon and highly valuable metals characterized by their superior resistance to corrosion and oxidation, such as platinum and gold.

Property

Both real and personal. It includes facilities, supplies and material, special tooling, special test equipment, furniture, office equipment, ADP hardware and Agency-peculiar property.

Property Control System

Identifies a contractor’s internal management program encompassing the protection, preservation, accounting for, and control of government property from its acquisition through disposal.

Property Management

The overall responsibility required for the management, acquisition, utilization and disposal of personal property.

Real Property

Buildings, grounds, improvements, structures, and features permanently installed in, or attached to, facilities.

Salvage

Property that has no reasonable prospect of sale or use as serviceable property without major repairs because of its worn, damaged, deteriorated, or incomplete condition or its specialized nature. While salvage has no reasonable prospect of sale or use without major repairs. It has some value in excess of its scrap value.

Scrap

Property that has no reasonable prospect of being sold except for the recovery value of its basic material content.

Screening

The examination of excess property by government or contractor employees to determine its usefulness. A “screening pass” is issued by the HHS Contract Property Administrator to contractor personnel, granting access to GSA holding areas.

Sensitive Items

Items of personal property (supplies and equipment) that are highly desirable and easily converted to person use; these items maybe subject to additional controls. (See Appendix C)

Special Test Equipment

Units that are engineered, designed, fabricated or modified to accomplish special purpose testing. Special test equipment consists of items or assemblies of equipment that are interconnected and interdependent, becoming a new functional entity for special testing purposes.

Start-Up Inventory

Physical inventory of GFP performed shortly after contract award and reported to the Control Property Administrator.

Stock Record

A perpetual inventory that is maintained for supply and materiel items, and shows by nomenclature the quantities of each item, issues, and balance on hand.

Subcontractor

An organization responsible directly to the prime contractor. Assists the contractor in carrying out the scope of work.

Supply Item

A category of government property that is of a low dollar value and generally has a life expectancy of less than two years.

Surplus Property

Government-owned personal property classified previously as excess but not requested for transfer by any federal agency; thus, it is available for donation or sale.

Title

The legal right to claim, control, and dispose of property as a result of a purchase.

Trade-In

The exchange of an item of property for a similar replacement whereby the vendor agrees to apply the value of the replaced item toward the purchase price of the new item.

Unauthorized Property

Government-furnished or contractor-acquired property that is not authorized by an appropriate contract clause and/or modification and is in the possession of a contractor.

Unrequired Property

Government-furnished property or property acquired by the contractor during the life of the contract that is no longer needed to perform the scope of work under the contract for which it is authorized.

Voucher

Document prepared by the contractor for reimbursement of appropriate expenses incurred.

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HHS Contracting Guide for Contract of Government Property

ATTACHMENT/EXHIBIT G

Rights in Data – General: Alternate II, with additional permissible disclosures specified as “None” in the Limited Rights Notice in paragraph (g)(3). The categories of data that, if provided, would be provided with Limited Rights are described in Attachment G to this Subcontract.

PROPRIETARY DATA SUMMARY LISTING

OF

TETRAPHASE PHARMACEUTICALS, INC.

Exhibit A

Identification and Assertion of Restrictions on the Government’s Use, Release, or

Disclosure of Technical Data or Computer Software.

The Offeror asserts for itself, or the persons identified below, that the Government’s rights to use, release, or disclose the following technical data or computer software should be restricted. Assertions in the table below shall not create any obligation to deliver any data not otherwise required under this contract.

Technical Data or Computer Software to be Furnished With Restrictions*	Basis for Assertion**	Asserted Rights Category***	Name of Person Asserting Restrictions ****

Pre-existing Data – Such data may include, without limitation, the data or categories of data as noted in Exhibit A, attached hereto, as may be amended from time to time.	Developed at private expense and not first produced under this contract	Limited Rights per FAR 52.227-14 Alt. II; not permitted to be disclosed outside of the Government	Tetraphase Pharmaceuticals, Inc.

Data to be produced concurrently but with non-federal funds at private expense – Such data may include, without limitation, the data or categories of data as noted in Exhibit B, attached hereto, as may be amended from time to time.	Developed at private expense and not first produced under this contract	Limited Rights per FAR 52.227-14 Alt. II; not permitted to be disclosed outside of the Government	Tetraphase Pharmaceuticals, Inc.

Exhibit A

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PROPRIETARY DATA SUMMARY LISTING

OF

TETRAPHASE PHARMACEUTICALS, INC.

Exhibit B

Identification and Assertion of Restrictions on the Government’s Use, Release, or Disclosure of Technical Data or Computer Software.

The Offeror asserts for itself, or the persons identified below, that the Government’s rights to use, release, or disclose the following technical data or computer software should be restricted. Assertions in the table below shall not create any obligation to deliver any data not otherwise required under this contract.

Technical Data or Computer Software to be Furnished With Restrictions*	Basis for Assertion**	Asserted Rights Category***	Name of Person Asserting Restrictions ****

Pre-existing Data – Such data may include, without limitation, the data or categories of data as noted in Exhibit A, attached hereto, as may be amended from time to time.	Developed at private expense and not first produced under this contract	Limited Rights per FAR 52.227-14 Alt. II; not permitted to be disclosed outside of the Government	Tetraphase Pharmaceuticals, Inc.

Data to be produced concurrently but with non-federal funds at private expense – Such data may include, without limitation, the data or categories of data as noted in Exhibit B, attached hereto, as may be amended from time to time.	Developed at private expense and not first produced under this contract	Limited Rights per FAR 52.227-14 Alt. II; not permitted to be disclosed outside of the Government	Tetraphase Pharmaceuticals, Inc.

Subject Matter
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